As filed with the Securities and Exchange Commission on March 29, 1996
                                                     Registration No. 33-36784

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20449

                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                        Pre-Effective Amendment No.                       [ ]


                        Post-Effective Amendment No.   11                 [X]


                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]


                                    Amendment No.   13                    [X]
                               (Check appropriate box or boxes)



                             LEBENTHAL FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)



                     c/o Lebenthal Asset Management, Inc.
                                 120 Broadway
                           New York, New York 10271
              (Address of Principal Executive Offices) (Zip Code)



Registrant's Telephone Number, including Area Code:        (212) 425-6116
                                                           --------------


        Hiram Lazar                   Copy to:      MICHAEL ROSELLA, ESQ.
        Lebenthal & Co., Inc.                       Battle Fowler LLP
        120 Broadway                                75 East 55th Street
        New York, New York 10271                    New York, New York 10022
        ------------------------                    ------------------------


                    (Name and Address of Agent for Service)





It is proposed that this filing will become effective: (check appropriate box)


        [X]  immediately upon filing pursuant to paragraph (b)
        [ ]  on (date) pursuant to paragraph (b)
        [ ]  60 days after filing pursuant to paragraph (a)
        [ ]  on (date) pursuant to paragraph (a) of Rule 485
        [ ]  75 days after filing pursuant to paragraph (a)(2)
        [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485


        The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder, and the Registrant filed a Rule 24f-2 Notice for its fiscal year end November 30, 1995 on or about January 31, 1996.


345164.2

                             LEBENTHAL FUNDS, INC.
                      Registration Statement on Form N-1A

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 404(c)

Part A
Item No.                                   Prospectus Heading


1.   Cover Page........................... Cover Page


2.   Synopsis............................. Introduction; Table of Fees and
                                           Expenses


3.   Condensed Financial
     Information.......................... Selected Financial Information


4.   General Description..................
     of Registrant........................ General Information; Investment
                                           Objectives, Policies and Risks

5.   Management of the Fund............... Management of the Fund; Custodian,
                                           Transfer Agent and Dividend Agent;
                                           Distribution and Service Plan

5a.  Management's Discussion of
     Fund Performance..................... Management of the Fund


6.   Capital Stock and
     Other Securities..................... Description of Common Stock; How to
                                           Purchase and Redeem Shares; General
                                           Information; Dividends and
                                           Distributions; Federal Income Taxes


7.   Purchase of Securities
     Being Offered........................ How to Purchase and Redeem Shares;
                                           Net Asset Value; Distribution and
                                           Service Plan


8.   Redemption or Repurchase............. How to Purchase and Redeem Shares


9.   Legal Proceedings.................... *


10.  Cover Page........................... Cover Page



*    Not Applicable

345164.2
                                      ii

Part B                                     Caption in Statement of
Item No.                                   Additional Information


11.  Table of Contents.................... Table of Contents


12.  General Information and
     History.............................. Management of the Fund


13.  Investment Objectives,
     Policies and Risks................... Investment Objectives, Policies and
                                           Risks


14.  Management of the Fund............... Management of the Fund


15.  Control Persons and Principal
     Holders of Securities................ Management of the Fund


16.  Investment Advisory and
     Other Services....................... Management of the Fund; Distribution
                                           and Service Plan; Custodian;
                                           Transfer Agent and Dividend Agent;
                                           Expense Limitation


17.  Brokerage Allocation................. Investment Objectives, Policies and
                                           Risks


18.  Capital Stock and Other
     Securities........................... Description of Common Stock


19.  Purchase, Redemption and Pricing
     of Securities Being Offered.......... How to Purchase and Redeem Shares;
                                           Net Asset Value


20.  Tax Status........................... Federal Income Taxes; New York
                                           Income Taxes; New Jersey Income
                                           Taxes


21.  Underwriters......................... Distribution and Service Plan


22.  Calculations of Yield Quotations
     of Money Market Funds................ Yield Quotations


23.  Financial Statements................. Independent Auditor's Report;
                                           Statements of Investments; Statement
                                           of Assets and Liabilities;
                                           Statements of Operations; Statements
                                           of Changes in Net Assets; Notes to
                                           Financial Statements

345164.2
                                      iii

-------------------------------------------------------------------------------
LEBENTHAL                                      120 Broadway, New York, NY 10271
FUNDS, INC.                                                        212-425-6116
                                           OUTSIDE NYC TOLL FREE 1-800-221-5822
===============================================================================
PROSPECTUS
March 29, 1996

Lebenthal Funds, Inc. (the "Fund") is an open-end, management investment company currently consisting of two non-diversified portfolios and one diversified portfolio. No assurance can be given that each of the Portfolios' objectives will be achieved.

Lebenthal New York Municipal Bond Fund - The Lebenthal New York Municipal Bond Fund (the "New York Portfolio") is a non-diversified municipal bond fund whose investment objectives are to maximize income exempt from regular Federal income taxes and from New York State and New York City personal income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. The New York Portfolio seeks to achieve its investment objectives by investing principally in long term investment grade tax-exempt securities of New York State, Puerto Rico and other U.S. territories and their political subdivisions, municipalities and public authorities.

Lebenthal New Jersey Municipal Bond Fund - The Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Portfolio") is a non-diversified municipal bond fund whose investment objectives are to maximize income exempt from regular Federal income taxes and from New Jersey gross income tax, consistent with preservation of capital and with consideration given to opportunities for capital gain. The New Jersey Portfolio seeks to achieve its investment objectives by investing principally in long-term investment grade tax-exempt securities of New Jersey, Puerto Rico and other U.S. territories and their political subdivisions, municipalities and public authorities.

Lebenthal Taxable Municipal Bond Fund - The Lebenthal Taxable Municipal Bond Fund (the "Taxable Portfolio") is a diversified municipal bond fund whose investment objectives are to maximize income consistent with preservation of capital and with consideration given to opportunities for capital gain. The Taxable Portfolio seeks to achieve its investment objectives by investing principally in taxable, long-term investment grade securities issued by state and municipal governments and by their political subdivisions and public authorities ("Taxable Municipal Obligations"). The interest on the Taxable Municipal Obligations is includable in gross income for Federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. Shares of the Portfolio may be particularly appropriate, therefore, for retirement plans such as Individual Retirement Accounts. (See "Retirement Plans.") Investors should consult their tax advisors concerning the taxability of interest on the Taxable Municipal Obligations.

This  Prospectus  sets  forth  concisely  the  information  about  each  of  the
Portfolios that prospective investors will find helpful in making their investment decisions. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Fund at the above address. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.


Lebenthal Asset Management, Inc. is the Manager of the Fund and Lebenthal & Co., Inc. is Distributor of its shares. Lebenthal Asset Management, Inc. is a registered investment adviser. Lebenthal & Co., Inc. is a registered broker-dealer and investment adviser and member of the National Association of Securities Dealers, Inc.


                   This Prospectus should be read and retained
                       by investors for future reference.

Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

 345352.2


                           TABLE OF FEES AND EXPENSES

Shareholder Transaction Expenses
--------------------------------
(as a percentage of offering price)

                                             Lebenthal New York      Lebenthal New Jersey     Lebenthal Taxable
                                             Municipal Bond Fund     Municipal Bond Fund     Municipal Bond Fund
                                             -------------------     --------------------    -------------------

Maximum Sales Load Imposed on Purchases             4.50%                   4.50%                   4.50%
Sales Load on Reinvestment Dividends                None                     None                    None
Redemption Fees                                     None                     None                    None
Exchange Fees                                       None                     None                    None
Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)


                                             Lebenthal New York*     Lebenthal New Jersey     Lebenthal Taxable
                                             Municipal Bond Fund     Municipal Bond Fund     Municipal Bond Fund
                                             -------------------     --------------------    -------------------

Management Fees (including Advisory Fee) -
   After Fee Waiver                                 0.23%                   0.00%                   0.00%
12b-1 Fees - After Fee Waiver                       0.25%                   0.00%                   0.00%
Other Expenses - After Reimbursement                0.61%                   0.60%                   0.60%
-    Administration Fees - After Fee Waiver .13%                     0.13%                    0.13%
Total Fund Operating Expenses - After Fee           1.09%                   0.60%                   0.60%
   Waivers and Reimbursements


Example                                               1 year       3 years       5 years        10 years
-------                                               ------       -------       -------        --------

You would pay the  following  expenses on
a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end
of each time period:
 Lebenthal New York Municipal Bond Fund                  $56           $79          $103            $172
 Lebenthal New Jersey Municipal Bond Fund                $51           $64           $77            $117
 Lebenthal Taxable Municipal Bond Fund                   $51           $64           $77            $117


*NO  FEES OR  OTHER  EXPENSES  WILL BE  WAIVED  OR  REIMBURSED  TO THE NEW  YORK
PORTFOLIO.

-------------------------------------------------------------------------------


The purpose of the above fee table is to assist an investor in understanding the various costs and expenses that an investor in each of the Portfolios will bear directly or indirectly. The sales load is a one-time charge paid at the time of purchase of the shares. An investor may be entitled to a reduction in such sales loads. For more information concerning the reduction in sales loads see "How to Purchase and Redeem Shares." The Manager may, at its discretion, waive all of a portion of their fees under the Management Contract. Absent such waiver, the Management Fee for the New Jersey Portfolio and the Taxable Portfolio would have been .25% and .25%, respectively, of average daily net assets. With respect to the New York Portfolio, the Distributor may, at its discretion, waive all or a portion of its fee under the Distribution Agreement. With respect to the New Jersey Portfolio and the Taxable Portfolio, the Distributor may, at its discretion, waive all or a portion of its reimbursement or service fee under the Distribution Agreement and the Shareholder Servicing Agreement. Absent such waivers ,the maximum reimbursement under the Distribution Agreement would have been .10% of average daily net assets and the service fee under the Shareholder Servicing Agreement would have been .25% of average daily net assets. The reimbursement to the Distributor under the Distribution Agreement for The New Jersey and The Taxable Portfolio is an asset-based sales charge and as a result long-term shareholders of the Portfolio may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The Manager has voluntarily reimbursed the New Jersey and Taxable Portfolio for certain Other Expenses, including the Administration Fee of .13% of average daily net assets. Absent such reimbursements and waivers, Other Expenses for each of the Portfolios would have been 3.53% and 1.99%, respectively, and Total Fund Operating Expenses would have been 4.13% and 2.59%, respectively. For further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. The figures reflected in this example should not be considered as a representation of past or future expenses. Actual expenses may be greater or lesser than those shown above and the 5% annual return used in the example is a hypothetical rate.

345352.2

                         SELECTED FINANCIAL INFORMATION
                 (for a share outstanding throughout the period)

The following selected financial information of Lebenthal New York Municipal Bond Fund has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants, whose report thereon appears in the Statement of Additional Information.

                                                                  Lebenthal New York
                                                                  Municipal Bond Fund
                                   -----------------------------------------------------------------------

                                     Year         Year          Year          Year       June 24, 1991
                                     Ended        Ended         Ended          Ended      (Inception) to
                                  November 30, November 30,  November 30,  November 30,  November 30, 1991
                                      1995       1994+++         1993          1992
                                  ------------ ------------  ------------  ------------  -----------------

Per Share Operating Performance:
(for a share outstanding
throughout the period)
Net asset value, beginning of
period............................$     6.84     $   8.03      $  7.54       $  7.19        $  7.16
                                                               -------       -------        -------
Income from investment operations:
Net investment income.............      0.43        0.41          0.44          0.47           0.14
Net realized and unrealized
 gain (loss) on investments.......      1.15     (  1.15)         0.50          0.35           0.03
                                  ----------     --------      -------       -------        -------
Total from investment operations..      1.58     (   .74)         0.94          0.82           0.17
                                  ----------     ---------     -------       -------        -------
Less distributions:
Dividends from net investment
 income...........................(     0.43)    (  0.41)      (  0.44)      (  0.47)       (  0.14)
Distributions from net realized
   gain on investments............       --      (  0.04)      (  0.01)         --             --
                                  ------------   --------      --------      -------         ------
Total distributions...............(     0.43)    (  0.45)      (  0.45)      (  0.47)       (  0.14)
                                  -----------    --------      --------      --------       --------
Net asset value, end of period....$     7.99     $  6.84       $  8.03       $  7.54        $  7.19
                                  ==========     =======       =======       =======        =======
Total Return (without deduction
of sales load)                        l23.56%    ( 9.62%)        12.63%        11.68%          2.36%+
Ratios/Supplemental Data:
Net assets, end of period
 (000's o$itted)..................    105,579    $75,326       $ 80,727      $ 39,350       $ 14,549
Ratios to average net assets:
   Expenses.......................      0.99%      0.64%++        0.20%++       0.17%++        0%*++
   Net investment income..........      5.63%      5.44%++        5.42%++       6.08%++     6.08%*++
Portfolio turnover................     148.88%     192.91%        7.88%         8.14%          0%
Bank loans........................
  Amount outstanding at end
    of period.....................      $1,737
  Average amount of bank loans
    outstanding during the
    period (000)..................       1,857
  Average number of shares
    outstanding during the period.      11,866
  Average amount of debt per share
    during the period.............       0.16

_____________________

*    Annualized


++ Not Annualized ++ For the New York Portfolio advisory, management, administration, and distribution fees of .38%, .58%, .62% and .775% of average net assets, respectively, were waived during each period; and expenses were reimbursed equivalent to .08%, .34%, .65% and 1.78% of average net assets.

+++ Effective August 15, 1994, the investment advisor changed to Lebenthal Asset Management, Inc.

                                       -3-
 345352.2

                                   SELECTED FINANCIAL INFORMATION
                          (for a share outstanding throughout the period)

The following selected  financial  information of Lebenthal New Jersey Municipal
Bond  Fund and  Lebenthal  Taxable  Municipal  Bond  Fund has  been  audited  by
McGladrey & Pullen, LLP, Independent Certified Public Accountants, whose report thereon appears in the Statement of Additional Information.

-------------------------------------------------------------------------------------------------------------------
                                                        Lebenthal New Jersey              Lebenthal Taxable
                                                        Municipal Bond Fund              Municipal Bond Fund
                                                  -----------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                       Year            Year            Year                Year
                                                       Ended           Ended++         Ended              Ended
                                                  November 30, 1995 November 30, 1994 November 30, 1995 November 30, 1994++
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period..............       $5.95            $7.16          $6.34             $7.16
                                                         -----            -----          -----             -----
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income.............................        0.36             0.32           0.53              0.44
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
  gain (loss) on investments......................        0.75            (1.21)          0.88             (0.82)
                                                          ----            ------          ----             ------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Total from investment operations..................        1.11             (.89)          1.41             (0.38)
                                                          ----             -----          ----             ------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
Dividends from net investment income..............       (0.36)           (0.32)         (0.53)            (0.44)
-------------------------------------------------------------------------------------------------------------------
Distributions from net realized
  gain on investments.............................      --              --              --               --
                                                        ---             ---             ---              --
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Total distributions...............................       (0.36)           (0.32)         (0.53)            (0.44)
                                                         ------           ------         ------            ------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period....................       $6.70            $5.95          $7.22             $6.34
                                                         =====            =====          =====             =====
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Total Return (without deduction of sales load)....       19.10%          (12.70%)        23.11%            (5.45%)
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted).........       $3,358           $2,145         $8,686            $2,990
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
-------------------------------------------------------------------------------------------------------------------
   Expenses.......................................        0.60%+           0.60%+         0.60%+            0.60%+
-------------------------------------------------------------------------------------------------------------------
   Net investment income..........................        5.64%+           4.97%+         7.57%+            6.74%+
-------------------------------------------------------------------------------------------------------------------
   Portfolio turnover.............................       61.69%          291.60%         84.74%            93.73%
-------------------------------------------------------------------------------------------------------------------



+ For the New Jersey Portfolio advisory, management, administration and distribution fees of 0.63% and 0.68% of average net assets were waived during the years ended November 30, 1995 and 1994, respectively, and expenses were reimbursed equivalent to 2.90% and 3.55% of average net assets, respectively. For the Taxable Portfolio advisory, management, administration and distribution fees of 0.63% and 0.68% of average net assets were waived during the years ended November 30, 1995 and 1994, respectively, and expenses were reimbursed equivalent to 1.36% and 2.32% of average net assets, respectively.

++ Effective August 15, 1994, the investment adviser changed to Lebenthal Asset Management, Inc.



                                       -4-
 345352.2

INTRODUCTION


Lebenthal Funds, Inc. (the "Fund") is an open-end, management investment company currently consisting of two non-diversified portfolios and one diversified portfolio. The New York Portfolio, the New Jersey Portfolio and the Taxable
Portfolio are sometimes referred to herein as the "Portfolios" or the "Portfolio". This is a summary of each Portfolio's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of each of the Portfolio's outstanding shares. Each of the Portfolio's investments are subject to market risk. Of course no assurance can be given that the objectives of any of the Portfolios will be achieved.


The Lebenthal New York Municipal Bond Fund (the "New York Portfolio") and the Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Portfolio") are non-diversified municipal bond funds whose investment objectives are to maximize income exempt under current law, in the opinion of bond counsel to the issuer at the date of issuance, from regular Federal income tax and from New York State and New York City personal income taxes, with respect to the New York Portfolio, and from New Jersey gross income tax with respect to the New Jersey Portfolio, consistent with preservation of capital and with consideration given to opportunities for capital gain by investing principally in long-term, investment grade tax-exempt securities of New York State, with respect to the New York Portfolio, and the State of New Jersey, with respect to the New Jersey Portfolio, Puerto Rico and other U.S. territories, and their political subdivisions, municipalities and public authorities as described under "Investment Objectives, Policies and Risks" herein. The New York and New Jersey Portfolios will each attempt to invest 100%, and as a matter of fundamental policy invest at least 80%, of the value of its net assets in municipal bond obligations the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax and New York State and City personal income taxes and New Jersey gross income tax, respectively. The New York and New Jersey Portfolios each also reserves the right to invest on a temporary basis during adverse market conditions, as determined by the Adviser, up to 100% of the value of its net assets in taxable obligations. Income derived from taxable obligations will be subject to Federal income tax and New York State and City personal income taxes and New Jersey gross income tax, for each respective Portfolio. (See "Federal Income Taxes" herein.) Interest on certain municipal securities purchased by the New York and New Jersey Portfolios may be a preference item for purposes of the Federal alternative minimum tax.

The Lebenthal Taxable Municipal Bond Fund (the "Taxable Portfolio") is a diversified municipal bond fund whose investment objectives are to maximize income consistent with preservation of capital and with consideration given to opportunities for capital gain by investing principally in taxable long-term investment grade securities with average maturities of over 10 years issued by state and municipal governments and by their political subdivisions and public authorities as described under "Investment Objectives, Policies and Risks" herein. The Taxable Portfolio will attempt to invest 100%, and as a matter of fundamental policy invests at least 65%, of the value of its total assets in taxable municipal bond obligations. The interest on the municipal obligations is includable in gross income for Federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. Shares of the Taxable Portfolio may be particularly appropriate, therefore, for retirement plans such as Individual Retirement Accounts. (See "Retirement Plans.") Investors should consult their tax advisors concerning the taxability of interest on the municipal obligations.


The Portfolios' manager is Lebenthal Asset Management, Inc. (the "Manager"), a wholly owned subsidiary of Lebenthal & Co. Inc. The Manager is a registered investment adviser providing fixed-income investment advisory services to individuals, institutions and other investment advisers. The New York
Portfolio's shares are distributed through Lebenthal & Co., Inc. (the "Distributor") with whom the Fund, on behalf of the New York Portfolio, has entered into a Distribution Agreement pursuant to the Portfolio's plan adopted under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"). The New Jersey and Taxable Portfolios' shares are distributed through the Distributor with whom the Fund, on behalf of the New Jersey and the Taxable Portfolio, has entered into a Shareholder Servicing Agreement and Distribution Agreement pursuant to the Portfolios' plan adopted under Rule 12b-1 of the 1940 Act. (See "Distribution and Service Plan".) The Portfolios' administrator is State Street Bank and Trust Company (the "Administrator") with whom the Fund has entered into an Administration Agreement. (See "Management of the Fund" herein.)


On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund Business Day"), investors may purchase and redeem shares of the Fund's common stock based on their net asset value next determined after receipt of the order. An investor's order will be executed as of the Fund's next net asset value determination which is made as of the earlier of 4:00 p.m., New York City time, or the close of the New York Stock Exchange, Inc. ("NYSE") on each

                                       -5-
 345352.2

Fund Business Day. (See "How to Purchase and Redeem Shares" and "Net Asset Value" herein.) Dividends from net investment income are declared by the Fund daily and paid on the twelfth day of each month or, if the twelfth day is not a Fund Business Day, on the preceding Fund Business Day. Net capital gains, if any, will be distributed at least annually in accordance with the Internal Revenue Code of 1986 (the "Code"), as amended, and other applicable statutory and regulatory requirements. All dividends and distributions of capital gains can either be automatically invested in additional shares of a Portfolio immediately upon payment thereof, received in cash or can be deposited into one or more of the Fund's other portfolios. (See "Dividends and Distributions" herein.) Shareholders may elect to redeem shares and receive payment from the Portfolios of a specified amount automatically on a monthly basis.


Investors should consider the greater risk of each of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio. The Fund intends that the New York Portfolio be concentrated in New York Municipal Obligations, the New Jersey Portfolio be concentrated in New Jersey Municipal Obligations and the Taxable Portfolio consist primarily of Taxable Municipal Obligations (each as defined below). Summaries of special risk factors affecting the States of New York and New Jersey are set forth under "New York Risk Factors" and "New Jersey Risk Factors" herein and the Statement of Additional Information. A summary of special risk factors affecting Taxable Municipal Obligations is set forth under "Investment Objectives, Policies and Risks" herein and the Statement of Additional Information. Investment in the New York, New Jersey and Taxable Portfolios should be made with an understanding of the risks which an investment in New York, New Jersey and Taxable Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York and New Jersey and other issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.


INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Fund is an open-end, management investment company comprised of two non-diversified portfolios: Lebenthal New York Municipal Bond Fund and Lebenthal New Jersey Municipal Bond Fund and one diversified portfolio: Lebenthal Taxable Municipal Bond Fund.


The following investment objectives of each of the Portfolios described in this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Portfolio that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of a Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or
(ii) more than 50% of the outstanding shares of the Portfolio.


The New York and The New Jersey Portfolios -- The New York and the New Jersey Portfolios are non-diversified, municipal bond funds whose investment objectives are to maximize income exempt from regular Federal income tax and from New York State and New York City personal income taxes and New Jersey gross income tax, respectively, to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain. There can be no assurance that the Portfolios' investment objectives will be achieved.


The New York and New Jersey Portfolios' assets will be invested primarily in long-term investment grade tax-exempt securities issued by or on behalf of the States of New York and New Jersey, respectively, other states, Puerto Rico and other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). The average maturity of the Municipal Obligations in which the New York and New Jersey Portfolios invest is expected to be 15 to 25 years. Securities with longer maturities are more likely to lead to a greater degree of market fluctuations in the value of such securities than do securities with shorter maturities. The New York and New Jersey Portfolios attempt to invest 100%, and as a matter of fundamental policy, invest at least 80% of the value of their net assets in securities the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax and from the personal income taxes of New York State and New York City ("New York Municipal Obligations") and from New Jersey gross income tax ("New Jersey Municipal Obligations"), respectively, with remaining maturities of one year or more. The New York and New Jersey Portfolios may also invest up to 20% of the value of their net assets in tax-exempt securities of issuers outside New York State and the State of New Jersey, respectively, if such securities bear interest which is exempt from regular Federal income tax and personal income taxes of either State. The New York and New Jersey Portfolios also reserve the right to invest up to 20% of the value of their net assets in securities, the interest on which is exempt from regular Federal income tax


                                       -6-
 345352.2
but not New York State and City personal income taxes and New Jersey gross income tax, respectively, and other taxable obligations. Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal bonds to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, such tax-exempt interest may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax, may be purchased by the New York and New Jersey Portfolios without limit. (See "Federal Income Taxes" herein.)

The New York and New Jersey Portfolios will invest principally, without percentage limitations, in tax-exempt securities which on the date of investment are within the four highest credit ratings of Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes); Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3 for notes and variable and floating demand notes; A-1, A-2, A-3, B for commercial paper); or Fitch Investors Service, Inc., ("Fitch") (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable floating demand notes and commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. Such characteristics may under certain circumstances lead to a greater degree of market fluctuations in the value of such securities than do higher rated tax-exempt securities of similar maturities. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the New York and New Jersey Portfolios appears in the Statement of Additional Information under the heading "Description of the Portfolios' Investment Securities." A description of the credit ratings is contained in Appendix A to the Statement of Additional
Information. The New York and New Jersey Portfolios may invest in tax-exempt securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.

In unusual circumstances during adverse market conditions, as determined by the Manager, the New York and New Jersey Portfolios may invest up to 100% of the value of their net assets on a temporary basis in securities, the interest on which is exempt from regular Federal income tax, but not New York State and City personal income taxes and New Jersey gross income tax, respectively, and in fixed-income securities, the interest on which is subject to regular Federal, state and local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by S&P or Fitch or Aa3, or better, by Moody"s); prime commercial paper (rated A-1+ by S&P, P-1 by Moody's or F-1+ by Fitch) and certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

The New York Portfolio may purchase Municipal Obligations consisting of general obligation bonds, revenue bonds and private activity bonds (also known as industrial revenue bonds). A general discussion of these types of bonds is set forth in "Municipal Obligations" in the Statement of Additional Information.


The New York and New Jersey Portfolios may invest in participation interests purchased from banks in variable rate tax-exempt securities owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meet the prescribed quality standards for the Portfolio. The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each Portfolio, including the securities supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders. For further information, see the Statement of Additional Information.


                                       -7-
 345352.2

The Taxable Portfolio. The Taxable Portfolio is a diversified municipal bond fund whose investment objectives are to maximize income to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain. There can be no assurance that the Taxable Portfolio's investment objectives will be achieved.

The Taxable Portfolio's assets will be invested primarily in taxable long-term investment grade securities issued by or on behalf of states and municipal governments, other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The average maturity of the Taxable Municipal Obligations in which the Taxable Portfolio invests is currently expected to be over 10 years. The Taxable Portfolio attempts to invest 100%, and as a matter of fundamental policy invests at least 65%, of the value of its total assets in taxable securities with remaining maturities of one year or more. The interest on the Taxable Municipal Obligations is includable in gross income for federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. Shares of the Taxable Portfolio may be particularly appropriate, therefore, for retirement plans such as Individual Retirement Accounts. (See "Retirement Plans.") Investors should consult their tax advisors concerning the taxability of interest on the Municipal Obligations.

The Taxable Portfolio will invest principally, without percentage limitations, in securities which on the date of investment are within the four highest credit ratings of Moody's (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2 for commercial paper) or S&P (AAA, AA, A, BBB for bonds; SP-1, SP-2 for notes; A, A-1 for commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade based upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the Taxable Portfolio appears in the Statement of Additional Information under the heading "Description of the Portfolio's Investment Securities." A description of the credit ratings is contained in Appendix A to the Statement of Additional Information. The Taxable Portfolio may invest in securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.

In unusual circumstances during adverse market conditions, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which the Taxable Portfolio may also invest in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, tax-exempt securities, highly-rated corporate debt securities (rated AA, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+ by S&P or P-1 by Moody's) and certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.


Portfolios - Generally. Each Portfolio may also purchase municipal leases which may be considered illiquid securities. Investments by each Portfolio in illiquid securities will not exceed 15% of the Portfolio's net assets. At this time, each Portfolio does not have a current intention of investing more than 5% of its net assets in municipal leases which are deemed to be illiquid. In the event a Portfolio invests more than 5% of its net assets in municipal leases, the Board of Directors must consider certain factors in determining the liquidity and proper valuations of these obligations. For further information, see the Statement of Additional Information.


Each Portfolio may purchase floating rate and variable rate put option securities including participation interests therein. Floating and variable rate put option securities bear a variable interest rate which generally is determined by the bond remarketing agent based on current market conditions, although certain issuers may set rates using a designated base rate or a specified percentage thereof. The rate of interest used will be that rate which would enable the securities to be remarketed. These securities have a put feature which allows the holder to demand payment of the obligation on short notice at par plus accrued interest. Frequently, these securities are backed by letters of credit or similar liquidity facilities provided by banks.





                                       -8-
 345352.2

Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The securities are subject to market fluctuation during this period and no interest accrues to the Portfolio until settlement. Each Portfolio maintains with the custodian a separate account with a segregated portfolio of liquid high grade debt securities in an amount at least equal to these commitments. For further information, see the Statement of Additional Information.

When each Portfolio purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Portfolio with respect to a particular Municipal Obligation held in the Portfolio. For further information, see the Statement of Additional Information.


The Fund has adopted the following fundamental investment restrictions which apply to each Portfolio and which may not be changed unless approved by a majority of the outstanding shares of each Portfolio of the Fund's shares that would be affected by such a change. Each Portfolio is subject to further investment restrictions that are set forth in the Statement of Additional Information. Each Portfolio may not:


1. Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any investments. Interest paid on borrowings will reduce net income.

2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.


3. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Portfolio will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, variable rate demand instruments exercisable in more than seven days and securities that are not readily marketable.

4. Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that there shall be no limitation on the purchase of New York Municipal Obligations with respect to the New York Portfolio and New Jersey Obligations with respect to the New Jersey Portfolio and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities.


5. Invest in securities of other investment companies, except the Portfolio may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Portfolio and then only up to 5% of the Portfolio's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and further except as permitted by
     Section 12(d) of the Act.


Purchases and sales are made for each Portfolio whenever necessary, in the Manager's opinion, to meet each Portfolio's objectives. For the fiscal year ended November 30, 1995, the annual portfolio turnover rate was 148.88%, 61.69% and 84.74% for the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio, respectively. Portfolio turnover may involve the payment by the Portfolios of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. In order to qualify as a regulated investment company, less than 30% of the Portfolios' gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than three months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Portfolios, each Portfolio expects to satisfy the 30% income test.

As non-diversified investment companies, the New York and New Jersey Portfolios are not subject to any statutory restriction under the 1940 Act with respect to investing their assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. For a discussion of these risks, see "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information. However, the New York and New Jersey Portfolios intend to maintain qualification as a "regulated investment company" under


                                       -9-
 345352.2

Subchapter M of the Code. The New York and New Jersey Portfolios will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of each of their total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the New York and New Jersey Portfolios and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the New York and New Jersey Portfolios' total assets may be invested in securities of one issuer other than U.S. government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


As a diversified investment company, 75% of the assets of the Taxable Portfolio is subject to the following limitations: (a) the Taxable Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities, and (b) the Taxable Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Taxable Portfolio as a diversified investment company is a fundamental policy of the Taxable Portfolio and may be changed only with the approval of the holders of a majority of the Taxable Portfolio's outstanding shares.


NEW YORK RISK FACTORS


The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Investment in the New York Portfolio should be made with an understanding of the risks which an investment in New York Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios including out-of-state issues before making an investment decision. For additional information, please refer to the Statement of Additional Information.


This summary is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. For a more complete description of these risk factors, see "New York Risk Factors" in the Statement of Additional Information.

In recent years, New York State (the "State") and certain of its municipalities and state agencies (the "Agencies") and New York City (the "City") have experienced financial difficulties which have jeopardized the credit standings and impaired the borrowing abilities of the State and the respective Agencies, and have contributed to higher interest rates on, and lower market prices for, debt obligations issued by them.


The City's general obligation bonds are rated Baa1 by Moody's. S&P has rated the City's general obligation bonds BBB+. Fitch has rated them A-. Such ratings reflect only the view of Moody's, S&P and Fitch, from which an explanation of the significance of such ratings may be obtained. The State's general obligation long-term indebtedness is rated A and the State's outstanding limited liability State lease purchase and contractual obligations are rated Baa1 by Moody's. S&P has rated the State's general obligation bonds A-. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.


The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which have required and continue to require significant financial assistance from the State. Over the long term, the State and the City face serious potential economic problems. The State has long been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases, involving national and international developments beyond the State's control. Part of the reason for the long-term relative decline in the State economy has been attributed to the combined State-local tax burden, which is among the highest in the United States. The existence of this tax burden limits the State's ability to impose higher taxes in the event of future financial difficulties. Recently, attempts have been made to bring the rate of growth in the public sector

                                      -10-
 345352.2
in the State into line with the slower expansion in the private economy. Prior to those efforts, annual increases in expenditures at both the State and local levels exceeded the increases in revenues generated by economic growth and were therefore financed in part through discretionary tax increases at both levels of government.

The burdens of State and local taxation, in combination with a number of other causes of regional economic dislocation, may have contributed to the decisions of businesses and individuals to relocate outside, or not locate within, the State. The State undertook a series of tax reductions and other programs which are intended both to limit expansion in the public sector and encourage expansion in the private sector in order to make possible a reversal of these trends. However, no immediate reversal of the erosion of the State's economic position relative to the nation as a whole has been projected.

The effect of inflation on costs and the State's tax reduction program, the possible failure to receive Federal funds in expected amounts, especially in light of the cost of the proposed State assumption of the local share of Medicaid costs, and anticipated weakness in the State and Federal economies may make realization of balanced State budgets in future years more difficult than in recent years.

NEW JERSEY RISK FACTORS

The primary purpose of investing in a portfolio of New Jersey Municipal Obligations is the special tax treatment accorded New Jersey resident individual investors. Investment in the Portfolio should be made with an understanding of the risks which an investment in New Jersey Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New Jersey issues with those of more diversified portfolios including out-of-state issues before making an investment decision. For additional information, please refer to the Statement of Additional Information.

This summary is included for the purpose of providing a general description of the credit and financial conditions of the State of New Jersey. For a more complete description of these risk factors, see "New Jersey Risk Factors" in the Statement of Additional Information.

The combination of the northeast region's cyclical adjustment and the national recession which officially began in July 1990 (according to the National Bureau of Economic Research) adversely affected the growth of New Jersey's economy. New Jersey experienced declines in its construction and manufacturing sectors and overall increases in the rates of unemployment. In the wake of the continued expansion of the national economy which began in late 1993, New Jersey's economy has experienced a protracted recovery that in 1994 began to generate internal momentum due to increases in employment and income levels. Although employment growth in New Jersey has occurred in a variety of employment sectors, business services and trade sectors have been the greatest generators of employment growth in New Jersey while manufacturing jobs continued to trend downward albeit at a more moderate pace. Other evidence of New Jersey's improving economy can be found in increased home-building above the depressed levels of 1990 through 1992 and rising consumer spending.


New Jersey's Constitution and budget and appropriations system require a balanced budget. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all moneys for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the total amount of appropriations for the fiscal year exceed the total revenue anticipated for that fiscal year. The State's current Fiscal Year ends June 30, 1996.

The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal and interest payments required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval. The aggregate outstanding general obligation bonded indebtedness of the State as of June 30, 1995 was $3.647 billion. Other State-related obligations, including lease financings, "moral"

                                      -11-
 345352.2
obligations, State-supported school district bonds and bonds subject to State contracts or guarantees amounted to $4.818 billion as of June 30, 1995.


New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the State Department of Community Affairs. The Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division. The accounts of each local unit must be independently audited by a registered municipal accountant.

The Local Government Cap Law (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5% or an index rate determined annually by the Director, whichever is less. Certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other State or Federal mandates; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections.


The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of counties) in which issued. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit for each of the three most recent years.

Chapter 75 of the Pamphlet Laws of 1991 signed into law on March 28, 1991 required certain municipalities and permits all other municipalities to adopt the State fiscal year in place of the existing calendar fiscal year. Municipalities that change fiscal years must adopt a six-month transition year budget funded by Fiscal Year Adjustment Bonds. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis.


New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but the State supervision of school finance closely parallels that of local governments. The State Department of Education has been empowered with the necessary and effective authority in extreme cases to take over the operation of local school districts which cannot or will not correct severe and complex educational deficiencies.



School district bonds and temporary notes are issued in conformity with the School Bond Law. Schools are subject to debt limits and to State regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4% of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8% of the average equalized valuation basis of the constituent municipality, and in cities with populations in excess of 80,000, the debt limit is 6% of the aforesaid average equalized valuation.

In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to the Lease Purchase Law. The Lease Purchase Law permits school districts to acquire a site and school buildings through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

                                      -12-
 345352.2

The Local Authorities Fiscal Control Law provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, sewer, street lighting, etc.). The Local Finance Board exercises approval power over the creation of new authorities and special districts as well as their dissolution. The Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Director reviews and approves annual budgets of authorities and special districts.


MANAGEMENT OF THE FUND


The Manager. The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Lebenthal Asset Management, Inc. (the "Manager") to serve as Manager of the New York, New Jersey and Taxable Portfolios of the Fund. The Manager, with its principal office at 120 Broadway, New York, New York 10271-0005, is a wholly owned subsidiary of Lebenthal & Co., Inc. The Manager, a registered investment adviser providing fixed-income investment advisory services to individuals, institutions and other investment advisers, is under the leadership of James L. Gammon, President and Director of the Manager. James A. Lebenthal, chairman and director of the Manager, is a controlling person of the Manager. The Manager was at November 30, 1995 manager, Adviser or supervisor with respect to assets aggregating in excess of $141,839,740. Mr. Gammon is primarily responsible for the day-to-day management of the Fund's portfolios. Mr. Gammon, President and Director of the Manager since February 1994, has over 24 years experience in municipal bond portfolio management. From March 1984 to July 1993, Mr. Gammon was Senior Vice President and Senior Portfolio Manager at Loews/CNA Holdings, Inc. with $12.5 billion under his management. From 1977 to 1984 he managed the $221 million Elfun Tax Exempt Income Fund. The Fund's Annual Report contains information regarding the Fund's performance and, is available, without charge, upon request.


Pursuant to the Management Contracts the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. For its services under the Management Contracts, the Manager is entitled to receive a management fee, calculated daily and payable monthly, equal to .25% of each of the Portfolio's average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million plus
 .20% of such assets in excess of $100 million. The Manager may, at its discretion, waive all or a portion of its fees under the Management Contracts. There can be no assurance that such fees will be waived in the future.

The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates. Due to the services performed by the Manager and the Administrator, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.


The Administrator. The Administrator for each Portfolio is State Street Bank and Trust Company (the "Administrator"), a Massachusetts trust company, which has its principal office at 225 Franklin Street, Boston, Massachusetts 02111.
The Administrator also serves as administrator of other mutual funds.

Pursuant to the Administration Agreement with each Portfolio, the Administrator provides all administrative services reasonably necessary for the Portfolios, other than those provided by the Manager, subject to the supervision of the Fund's Board of Directors. These services include the day-to-day administration of matters related to the operation of the Portfolios such as maintenance of their records, preparation of reports, compliance testing of the Portfolios' activities and supervision of the performance of accounting services and calculation of net asset value and yield by Investors Fiduciary Trust Company, the Portfolios' accounting agent. The personnel rendering such services may be employees of the Administrator or its affiliates. Because of the services rendered to the Portfolios by the Administrator, and the Manager, each Portfolio itself may not require any employees other than its officers, none of whom receive compensation from the Portfolio.



                                      -13-
 345352.2

For the services rendered to each Portfolio by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly, equal to .08% per annum of the average daily net assets of each of the Portfolios up to $125 million, .06% per annum of such assets of each of the Portfolios of the next $125 million and .04% per annum of such assets in excess of $100 million. There is a minimum annual fee payable of $165,000.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) daily and pays dividends on the twelfth day of each month or, if the twelfth day is not a Fund Business Day, on the preceding Fund Business Day. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.


Net realized capital gains, if any, are distributed at least annually in accordance with the Code, as amended, and other applicable statutory and regulatory requirements. All dividends and distributions of capital gains are automatically invested in additional shares of a Portfolio immediately upon payment thereof, received in cash or can be deposited into one or more of the Fund's other Portfolios. Shareholders will be permitted to elect the payment option of their choice on the subscription form for share purchases.


HOW TO PURCHASE AND REDEEM SHARES

Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organizations. (See "Investments Through Participating Organizations" herein.) All other investors, and investors who have accounts with Participating Organizations but who do not wish to invest in the Fund through their Participating Organizations, may invest in the Fund directly or through a Lebenthal & Co., Inc. brokerage account. (See "Direct Purchase and Redemption Procedures" herein.) The minimum initial investment for all investors in the Portfolio is $1,000. Initial investments may be made in any amount in excess of the applicable minimum. The minimum amount for subsequent investments is $100.


The price paid for shares of the Fund is the public offering price, that is, the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate him for the services provided the investor.


Sales loads are determined in accordance with the following sales load schedule:

                                               Sales Charge      Dealer Discount
                                                 as % of            as % of
      Amount of Purchase       Sales Load   Net Amount Invested  Offering Price
      ------------------       ----------   -------------------  --------------

Less than $50,000............     4.50%             4.71%             4.25%
$50,000 up to $99,000........     4.00%             4.17%             3.75%
$100,000 up to $249,999......     3.50%             3.63%             3.25%
$250,000 up to $499,999......     2.75%             2.83%             2.50%
$500,000 up to 999,999.......     2.00%             2.04%             1.75%
$1,000,000 up to $2,499,999..     1.00%             1.01%              .75%
$2,500,000 or more...........      .50%              .50%              .25%

REDUCTION OR ELIMINATION OF SALES LOADS

Volume Discounts. Volume discounts are provided if the total amount being invested in shares of the Portfolio reaches the levels indicated in the above sales load schedule. Volume discounts are also available to investors making sufficient additional purchases of Portfolio shares. The applicable sales charge may be determined by adding to the total current value of shares already owned in the Portfolio the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, shares of the Portfolio worth $95,000 at the current offering price and purchases an additional $5,000 worth of shares of the Portfolio, the sales

                                      -14-
 345352.2
charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the above sales load schedule.

Reinvestment of Dividends and Distributions. There is no sales load on purchases of Portfolio shares made by reinvestment of dividends and distributions paid by the Portfolio. Reinvestment will be made at net asset value (i.e., without the imposition of a sales load) on the day on which the dividend or distribution is payable.


Unit Investment Trusts. Unit holders of unit investment trusts sold by the Distributor may invest distributions received from such unit investment trusts in shares of the Portfolio at no sales load. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors.


Letter of Intent. Any investor may sign a Letter of Intent, enclosed in this Prospectus, stating an intention to make purchases of shares totaling a specified amount within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 4.50% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Distributor, then the Distributor has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.

Mutual Funds. Shareholders of any open-end management investment company who purchased such shares through a Lebenthal & Co., Inc. broker can utilize the redemption or sales proceeds from the redemption or sale of such shares to purchase shares of the Portfolio at no sales load for a period of 12 months from the date of this Prospectus. Investment of the redemption or sales proceeds into shares of the Portfolio must occur within 60 calendar days from the date of redemption or sale.

Investors 35 Years of Age or Younger. Investors purchasing their shares through Lebenthal & Co. Inc., and who are 35 years of age or younger will be charged a reduced sales load of .50% for single investments of at least $1,000. The reduction of a sales load reflects the Fund's interest to offer a savings vehicle for investors in this age bracket.


IRA Account Holders. Investors holding individual retirement accounts ("IRAs") either directly or through a custodian with Lebenthal & Co., Inc. may elect to reinvest the interest earned on securities in these accounts, in shares of the Taxable Portfolio at net asset value, without a sales charge. The minimum initial investment of $1,000 and the minimum subsequent investment of $100 will be waived. In addition, for those individuals who wish to purchase shares of the Taxable Portfolio in an IRA, the Fund offers an IRA plan through State Street Bank & Trust Company at full sales load but with no minimum investment and an annual custodial fee of $12.


Financial Planners. Investors purchasing their shares through certain financial planners and intermediaries that assess a charge and have accounts with such clients will not be charged a sales load. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors.


Employees of the Distributor and Participating Organizations. Employees (and their immediate families) of Lebenthal & Co., Inc. or any Participating Organization may purchase shares of the Portfolio at no sales load. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors.


Sales and Redemptions


The Fund sells and redeems its shares on a continuing basis based on their net asset value and does not impose a charge for redemptions. All transactions in Fund shares are effected through State Street Bank & Trust Company, the


                                      -15-
 345352.2

Fund's transfer agent, which accepts orders for purchases and redemptions from Participating Organizations and from the Distributor.


Orders received as of the earlier of 4:00 p.m., New York City time, or the close of business of the NYSE on any Fund Business Day will be executed at the public offering price determined on that day. Orders received after the earlier of 4:00 p.m., New York City time, or the close of the NYSE on any Fund Business Day, will be executed at the public offering price determined on the next Fund Business Day. Shares will be issued upon receipt of payment by the Fund. Fund shares begin accruing income on the day after the shares are issued to an investor. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued to those who invest in the Fund.

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Unless other instructions are given in proper form to the Fund as transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. For shareholders investing through a Lebenthal & Co., Inc., brokerage account, redemption proceeds will be credited to their brokerage account.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

Redemption orders received before the earlier of 4:00 p.m., New York City time, or the close of the NYSE on any Fund Business Day will be executed at the net asset value per share determined on that day. Redemption orders received after such time will be executed at the net asset value determined on the following Fund Business Day. Fund shares continue to receive dividends through the day of redemption. Normally redemption proceeds will be paid within seven days.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $1,000. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to at least $1,000.

The redemption of shares may result in the Investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.

Direct Purchase and Redemption Procedures. The following purchase and redemption procedures apply to investors who wish to invest in the Fund directly or through a brokerage account maintained at Lebenthal & Co., Inc. and not through Participating Organizations. These investors may obtain a current prospectus and Lebenthal & Co., Inc. account application necessary to open an account by telephoning Lebenthal & Co., Inc. at the following numbers:

Within New York City                (212) 425-6116
Outside New York City (toll free)   (800) 221-5822

Initial Purchases of Shares. Checks are accepted subject to collection at full value in United States currency.

Mail: To purchase shares of the Fund, send a check made payable to "Lebenthal & Co., Inc., Agent" including the Lebenthal account number _ _ _ _ _ _ to:


                                      -16-
 345352.2

Lebenthal Funds, Inc.
Lebenthal _____ Municipal Bond Fund
120 Broadway
New York, New York 10271-0005

Bank Wire: To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first telephone the Fund at (212) 425-6116 to obtain a Fund account number. The investors should then instruct a member commercial bank to wire their money immediately to:

     Chase Manhattan Bank
     ABA# 021-000021
     f/a/o Donaldson, Lufkin & Jenrette Securities Corp.
     Pershing Division
     Acct# 930-1-032992
     For Lebenthal Funds, Inc.
     Lebenthal _____ Municipal Bond Fund
     A/C Name__________________
     Lebenthal A/C # _ _ _ _ _ _

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished before the earlier of 4:00 p.m., New York City time, or the close of the NYSE on that same day. There may be a charge by the investor's bank for transmitting the money by bank wire. The Fund does not charge investors in the Fund for its receipt of wire transfers.

Subsequent Purchases of Shares. Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

Lebenthal Funds, Inc.
Lebenthal _____ Municipal Bond Fund
120 Broadway
New York, New York 10271-0005

The minimum amount for subsequent purchases of shares is $100. All payments should clearly indicate the shareholder's account number.

Redemption of Shares. A redemption order is executed immediately following, and at a price determined in accordance with, the next determination of net asset value per share following receipt by the Fund of the redemption order (and any supporting documentation which it may require). Redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which may take up to 10 days after investment.

Written Requests. Shareholders may make a redemption in any amount by sending a written request addressed to:

Lebenthal Funds, Inc.
Lebenthal _____ Municipal Bond Fund
c/o Lebenthal & Co., Inc.
120 Broadway
New York, New York 10271-0005

All requests for redemption should clearly indicate the Lebenthal account number _ _ _ _ _. Normally the redemption proceeds are credited to the shareholder's Lebenthal brokerage account.

Investment through Participating Organizations. Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When

                                      -17-
 345352.2
instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund as transfer agent a purchase or redemption order.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers accounts. Also Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of the Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such confirmations and statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. Therefore, an investor may consider investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Manager's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Manager's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

In the case of qualified Participating Organizations, orders received by the Fund before the earlier of 4:00 p.m., New York City time, or the close of the NYSE on a Fund Business Day, will be executed on that day. Orders received after such time will not result in execution until the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


The following purchase and redemption procedures now apply to Participant Investors who wish to invest in the Fund through the Participating Organizations with which they have accounts. Participant Investors should refer to the general procedures applicable to direct investors contained in this prospectus. Requests for assistance or additional information should be directed to the Fund at (800) 828-3246.


Bank Wire: To purchase shares of the Fund using the wire system for transmittal of money among banks, Participant Investors should instruct a member commercial bank to wire their money immediately to:


  State Street Bank & Trust Co.
  ABA# 011000028 For Credit to Account 99051971
  FAO: [                   ]/Lebenthal Funds Inc.
  Lebenthal__________Municipal Bond Fund
  A/C Name____________________
  Lebenthal A/C #____________

Purchase By Check: For Participant Investors subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

                                      -18-
 345352.2

  Lebenthal Funds Inc.
  Lebenthal__________Municipal Bond Fund
  P.O. Box 419722
  Kansas City, MO 64141-9722

Systematic Investment Plan. Shareholders may elect to purchase shares of the Fund through the establishment of an Automatic Investment Plan of a specified amount of $100 or more automatically, on a monthly basis. The minimum investment required to open an Automatic Investment Plan account is $1,000. An Automatic Investment Authorization Form (available on request from the transfer agent or the Distributor) provides for funds to be automatically drawn on a shareholder's bank account and deposited in his or her Fund account ($100 per month minimum). The shareholder's bank may charge a nominal fee in connection with the establishment and use of automatic deposit services. Accordingly, the net yield to investors who invest through the Systematic Investment Plan may be less than by investing in the Fund directly. The election may also be made, changed or terminated at any later time by the participant by sending a written request to the Fund's transfer agent or Distributor.


Systematic Withdrawal Plan. Shareholders may elect to redeem shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly basis. A specified amount plan payment is made by the Fund on the twelfth day of each month. Whenever such twelfth day of a month is not a Fund Business Day, the payment date is the Fund Business Day immediately preceding the twelfth day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day three days prior to the date of payment. TO THE EXTENT THAT THE REDEMPTIONS TO MAKE PLAN PAYMENTS EXCEED THE NUMBER OF SHARES PURCHASED THROUGH REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, THE REDEMPTIONS REDUCE THE NUMBER OF SHARES PURCHASED ON ORIGINAL INVESTMENT, AND MAY ULTIMATELY LIQUIDATE A SHAREHOLDER'S INVESTMENT. A SHAREHOLDER MAY RECOGNIZE A GAIN OR A LOSS UPON REDEMPTION OF SHARES TO THE EXTENT THE AMOUNT RECEIVED UPON REDEMPTION EXCEEDS OR IS LESS THAN HIS BASIS IN THE SHARES REDEEMED. This election is only available to investors who at time of election own shares with a net asset value of $10,000. The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by the participant by sending a written request to the Fund's transfer agent.


EXCHANGE PRIVILEGE


Shareholders of each Portfolio are entitled to exchange some or all of their shares for shares in any of the Fund's portfolios: Lebenthal New York Municipal Bond Fund, Lebenthal New Jersey Bond Fund or Lebenthal Taxable Municipal Bond Fund. In the future, the exchange privilege program may be extended to other investment companies managed by Lebenthal & Co., Inc.

There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000, except that shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the portfolio into which the exchange is being made. Shares are exchanged at their respective net asset values.


The exchange privilege provides shareholders of any Portfolio with a convenient method to shift their investment among different portfolios when they feel such a shift is desirable. The exchange privilege is available to shareholders residing in any state in which shares of the portfolios being acquired may legally be sold. Shares may be exchanged only between portfolio accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the portfolio into which the exchange is to be made. An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. An additional Prospectus may be obtained by contacting Lebenthal Funds, Inc. at the address or telephone number set forth on the cover page of this Prospectus.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

                                      -19-
 345352.2

  Lebenthal Funds, Inc.
  Lebenthal _____ Municipal Bond Fund
  c/o Lebenthal & Co., Inc.
  120 Broadway
  New York, New York 10271-0005

or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.


Dollar Cost Averaging Program. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly, from one of their accounts through Lebenthal & Co., Inc. into one or more Lebenthal Fund portfolios. The account from which exchanges are to be made must have a value of at least $10,000 when a shareholder elects to begin this program, and the exchange minimum is $100 per transaction. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were purchased directly on dates other than the date specified in the program. There is no charge for entering the Dollar Cost Averaging program, and exchanges made pursuant to this program are not subject to an exchange fee. Sales charges may apply, as described under the caption "How to Purchase and Redeem Shares."


Telephone Exchanges and Redemptions. Arrangements have been made for the acceptance of instructions by telephone to exchange or redeem shares in book-entry form if certain preauthorizations or indemnifications are accepted and are on file. Shareholders who elect the telephone exchange or redemption option bear the risk of any loss, damages, expense or cost arising from their election of the telephone exchange option, including risk of unauthorized use, provided however, that the Fund shall employ reasonable procedures to confirm that all telephone instructions are genuine. For this purpose, the Fund will employ such procedures to confirm that telephone or telecopy exchange or redemption instructions are genuine, and will require that shareholders electing such options provide a form of personal identification. The failure of the Fund to employ such procedures may cause the Fund to be liable for losses incurred by investors due to telephone or telecopy exchange or redemption based upon unauthorized or fraudulent instructions. Further information and telephone exchange or redemption forms are available from the transfer agent or Distributor.

Shareholders holding shares in book-entry form may redeem their shares by telephoning the transfer agent prior to 4:00 p.m. Eastern time. Redemption proceeds must be payable to the record holder of the shares and mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. The minimum amount for a wire transfer is $1,000. If at any time the Fund determines it necessary to terminate or modify this method of redemption, shareholders would be promptly notified. Information on this service is included in the application and is available from the transfer agent or the Distributor.

DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan on behalf of each Portfolio (the "Plan") and, pursuant to the Plan, the New York Portfolio and the Distributor have entered into a Distribution Agreement and the New Jersey and Taxable Portfolios and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement.

The New York Portfolio. Under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. Under the Distribution Agreement, the Distributor receives from the Portfolio a service fee equal to .25% per annum of the New York Portfolio's average daily net assets (the "Service Fee") for providing shareholder servicing and the maintenance of shareholder accounts and that provides that the Distributor may make payments from time to time from the Service Fee received to pay the costs of, and to compensate others, including Participating Organizations for performing such shareholder servicing functions on behalf of the New York Portfolio. The Service Fee is accrued daily and paid monthly.

                                      -20-
 345352.2

The Plan and the Distribution Agreement provide that, in addition to the Service Fee, the New York Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreement and
(ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan and the Management Contract provide that the Distributor may make payments from time to time from its own resources, which may include the Service Fee, the Management Fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New York Portfolio, (ii) to compensate certain Participating Organizations for providing assistance in distributing the New York Portfolio's shares, (iii) to pay the cost of printing and distributing the New York Portfolio's prospectus to prospective investors, and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares.

The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the New York Portfolio is required to pay to the Distributor for any fiscal year under the Distribution Agreement and the Management Contract in effect for that year.



The New Jersey Portfolio and The Taxable Portfolio. For its services under the Shareholder Servicing Agreements, the Distributor receives from the New Jersey and Taxable Portfolios a fee equal to .25% per annum of the Portfolios' average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of (i) shareholder servicing and maintenance of shareholder accounts and (ii) for payments to participating organizations with respect to servicing their clients or customers who are shareholders of the New Jersey and Taxable Portfolios.


Under the Distribution Agreements, the Distributor, as agent for the New Jersey and Taxable Portfolios, will solicit orders for the purchase of the New Jersey and Taxable Portfolios' shares, provided that any subscriptions and orders will not be binding on a Portfolio until accepted by the Portfolio as principal. In addition, the Distribution Agreements provide for reimbursement to the Distributor by the New Jersey and Taxable Portfolios for its distribution, promotional and advertising costs incurred in connection with the distribution of the New Jersey and Taxable Portfolios' shares in an amount not to exceed .10% per annum of each of the New Jersey and Taxable Portfolios' average daily net assets. To the extent the Distributor does not take reimbursement for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year. The Plans, the Shareholder Servicing Agreements and the Distribution Agreements provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, the New Jersey and Taxable Portfolios will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreements, and
(ii) typesetting, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing the printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to .05% per annum of each of the New Jersey and Taxable Portfolio's average daily net assets.

The Plans and the Management Contracts provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: to defray the costs of and to compensate others, including participating organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New Jersey and Taxable Portfolios, to compensate certain participating organizations for providing assistance in distributing the Portfolios' shares; to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolios' shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments made pursuant to the Plans will not increase the amount which the New Jersey and Taxable Portfolios are required to pay to the Distributor or the Manager for any fiscal year under the Shareholder Servicing Agreements or the Management Contracts in effect for that year.



                                      -21-
 345352.2

FEDERAL INCOME TAXES


The Fund has elected to qualify under the Code as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner, dividends designated as derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although such "exempt-interest dividends" may be subject to Federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for
Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. The Fund may realize long-term capital gains, and may distribute "capital gain dividends" or have undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include as an item of tax preference for purposes of the alternative minimum tax, 75% of the amount by which its adjusted current earnings (including generally, tax-exempt interest) exceeds its alternative minimum taxable income (determined without this tax item). In addition, in certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income," including tax-exempt interest.


With respect to variable rate demand instruments, including participation certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and that the interest on the underlying Municipal Obligations will be exempt from regular Federal income taxes to the Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel. (See "Federal Income Taxes" in the Statement of Additional Information.)

In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on Municipal Obligations in accordance with Section 103 of the Code.

NEW YORK INCOME TAXES

The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York resident shareholder's gross income for New York State and New York City personal income tax purposes. N.Y. Tax Reg. Section 116.2(a). This exclusion does not result in a corporate shareholder being exempt for New York State and New York City franchise tax purposes. Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own states and localities.


                                      -22-
 345352.2

NEW JERSEY INCOME TAXES

The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (1) such fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the distribution is paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (2) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

In the opinion of McCarter & English, special New Jersey tax counsel to the Fund, assuming that the Fund constitutes a qualified investment fund and that the Fund complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (a) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of shares in the Fund by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shareholders should consult their own tax Advisers about the status of distributions from the Fund in their own states and localities.


DESCRIPTION OF COMMON STOCK


The Fund was incorporated in Maryland on August 17, 1990. The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into four series. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. As of February 29, 1996, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares of each of the Portfolios.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund does not issue certificates evidencing Fund shares.


GENERAL INFORMATION

The Fund is registered with the Securities and Exchange Commission as an open-end, management investment company. The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the Fund's revised investment advisory agreement with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders or shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and

                                      -23-
 345352.2
other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the directors may consider necessary or desirable. Each director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such director or of a successor to such director, and until the election and qualification of his or her successor, elected at such a meeting, or until such director sooner dies, resigns, retires or is removed by the vote of the shareholders.

For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement filed with the Securities and Exchange Commission, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the Securities and Exchange Commission and copies thereof may be obtained upon payment of certain duplicating fees.


FUND PERFORMANCE

Each Portfolio may from time to time include its yield, total return, and average annual total return in advertisements or information furnished to present or prospective shareholders. Each Portfolio may also from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.

Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price over a specified period, which assumes that any dividends or capital gains distributions are automatically reinvested in the Portfolio rather than paid to the investor in cash. Total return is calculated with the same assumptions and shows the aggregate return on an investment over a specified period.

The formula for total return used by each Portfolio includes three steps: (1) adding to the total number of shares purchased by the hypothetical investment in the portfolio of $1,000 (assuming the investment is made at a public offering price that includes the current maximum sales load of 4.50%) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year.

Each Portfolio computes yield by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Portfolio's share's maximum public offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. The Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses of the Portfolio.

The New York Portfolio may also advertise a tax equivalent yield for residents of the State of New York wherein all or substantially all of the Portfolio's dividends are not subject to New York income tax. The advertisement of a tax equivalent yield reflects the taxable yield that a New York investor subject to that state's or municipality's stated tax rate would have had to receive in order to realize the same level of after-tax yield as an investment in the Portfolio would have produced.

The New Jersey Portfolio may also advertise a tax equivalent yield for residents of the State of New Jersey wherein all or substantially all of the New Jersey Portfolio's dividends are not subject to New Jersey gross income tax. The advertisement of a tax equivalent yield reflects the taxable yield that a New Jersey investor subject to that state's or municipality's stated tax rate would have had to receive in order to realize the same level of after-tax yield as an investment in the New Jersey Portfolio would have produced.

Total return and yield may be stated with or without giving effect to any expense limitations in effect for the Portfolio.



                                      -24-
 345352.2

NET ASSET VALUE


The net asset value of the Fund's shares is determined as of the earlier of 4:00 p.m., New York City time, or the close of the NYSE on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.


Municipal Obligations are priced on the basis of valuations provided by a pricing service approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The valuations provided by such pricing service will be based upon fair market value determined most likely on the basis of the factors listed above. If a pricing service is not used, Municipal Obligations will be valued at quoted prices provided by municipal bond dealers. Non-tax-exempt securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or a similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair market value as determined in good faith by the Board of Directors.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT


Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105-1716, is custodian for the Fund's cash and securities. The Fund's custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. The Fund has retained State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02111, to provide personnel and facilities to perform transfer agency related services for the Fund.



                                      -25-
 345352.2

                    MORE INFORMATION ON THE MUNICIPAL MARKET


Individuals considering an investment in the Fund should be aware that the municipal securities market is "large, dynamic, and increasingly complex," to quote an SEC Staff Report. Many diverse factors affect the yield, security, and suitability of one's investment in the Fund. Among them:

Municipal Bonds raise money for public works. These are the indispensable roads, sewers, schools, subways, airports, public buildings and facilities - "Built-by-Bonds"-that provide the physical infrastructure for communal life and the underpinnings for long range economic development of the community.

A Municipal Bond is evidence of collective debt. It shows that a local governmental entity or authority needed money for a public purpose. It represents the promise of the borrower to repay a fixed sum of money on a definite future date at a fixed rate of interest. And that interest is free of federal income tax and free in most states where issued from state and local taxes in that state.


Investors are willing to lend, issuers are able to borrow at lower rates of interest in the tax free bond market. Exemption from taxes reduces the interest rate local governments must pay on their debt, because investors are willing to accept a lower rate of interest on tax exempt debt than on taxable debt. The Public Securities Association, the trade organization of dealers in government securities, has estimated that the saving in borrowing costs on $984.90 billion of Municipal Bonds issued between 1991 and 1995 will add up to $299.6 billion by the year 2008, versus what it would have cost the states, their political subdivisions, agencies, and authorities to borrow at prevailing corporate interest rates.

Individuals investing their savings in municipal securities help improve the rate of savings and investment in America. Economists believe that the root of such economic ills as the deficit, low dollar, U.S. balance of payments problem, poor productivity and crumbling infrastructure lies in the sharp decline in the nation's savings rate in the 1980s and 1990s. Saving is the seedcorn of an economy. You plant it, that is you invest it, it grows, and reproduces itself. Through the lending/borrowing process your savings are converted into factories, housing, roads, airports-productive investments that create jobs and real wealth. All investment-public, private, municipal, corporate-begins with savings. In advertising municipal securities as the "workhorse of investments," Lebenthal & Co., Inc. is alluding to municipal securities as a tool both for building one's own future-and for digging roads, building schools, laying sewers, producing power, providing housing, putting up hospitals, moving commuters, paving runways, boring tunnels and rebuilding a more productive America.

Tax exempt securities are owned primarily by individuals. There are approximately $1.3 trillion worth of Municipal Bonds outstanding, approximately $964 billion of them owned by individual investors, either through the direct purchase of individual bonds or through their ownership of shares in mutual funds like the Lebenthal Municipal Bond Funds. According to the Internal Revenue Service, 4.7 million (4% out of 115 million tax returns) reported receiving $46.5 billion of tax exempt income in 1993. Filers with adjusted gross incomes of less than $100,000 accounted for 77% of all filers reporting tax exempt income and 50.6% of all tax exempt income reported. Filers with adjusted gross incomes of less than $50,000 accounted for 49% of returns reporting tax exempt income and 28.6% of the tax exempt income reported. The municipal securities market is increasingly dominated by the individual investor. Households are the largest holders of municipal debt.


Low borrowing cost for infrastructure has public policy implications. Until 1988 state and local bonds enjoyed constitutional protection from federal taxation. In overruling the constitutional argument for the federal tax immunity in 1988, the Supreme Court in South Carolina v. Baker said that now "states must find their protection from congressional regulation through the national political process." As a result, public policy considerations must justify the preservation of tax exemption. Low cost of borrowing for indispensable public works, saving citizens money in their capacity as local taxpayers are arguments for tax exemption. The preservation of tax exemption is also served when municipal securities are accessible to the average investor, and not perceived as benefiting only the very wealthy. To quote the SEC Staff Report, "with the changing income tax rates, persons of more moderate means increasingly have invested in municipal securities." For the long term saving goals of a great and growing number of individuals and families, tax exempt securities are a viable alternative to taxable savings instruments.

Comparing a tax free return to a taxable return is only one test of suitability. From time to time, the Fund will show how much taxable investments, such as bank CDs, would have to yield for the after-tax return to equal yields in the tax

                                      -26-
 345352.2
free bond market. Tax free to taxable yield comparisons are made on the basis of arithmetic alone and do not take into account significant differences of security, liquidity, and suitability that may exist between the instruments being compared. For example bank Cds are federally insured. And there is a penalty, but no market risk, for early redemption, whereas the resale value of Fund shares will rise or fall with changes in interest rates in general or with changes in the creditworthiness of the underlying bonds in the Fund portfolio.

There is "market risk" in selling before maturity. The words "safe," "safety," and "secure" as used in bonds apply to creditworthiness: the assuredness of receiving your interest right along and getting your principal back at the end. But anyone considering an investment in municipal securities must accept market fluctuation-and possible loss in resale value before maturity-as facts of life. This is because the resale value of a fixed income security will adjust to changing interest rates and the yields available from comparable new issues in the market. As a rule of thumb, generally if interest rates are higher when you go to sell than they were when you bought your bond, you will get less than you paid. ("Yields up, price down.") Also generally, if interest rates are lower when you sell than when you bought, you will make money. ("Yields down, price up.")

There are two broad categories of creditworthiness: general obligation bonds and revenue bonds. General obligations are secured by tax collections, revenue bonds by earnings. When a bond is secured by the power of a governmental issuer to levy taxes on real estate without limitation as to rate or amount, and when the issuer pledges all its resources to pay principal and interest, the bond is said to be a full faith and credit general obligation. The laws governing the issuance of general obligation bonds intend for the bondholder to be paid in full and on time. And such bonds have earned for all Municipal Bonds their reputation for safety. There is another type of Municipal Bond-the revenue bond. As the name implies, revenue bonds are secured by tolls, rentals, mortgage payments, tuitions, fees, that is by earnings of the project so financed. Their strength is the commercial viability of the project and power of the issuer to levy user charges. Tax collections or earnings, they are both cashflow. And cashflow is the collateral behind municipal securities.

Municipal securities are creatures of law. They depend on law. They must conform to statutory requirements, the most desirable of which is that the people voted for the issue. The issuer must not exceed the legal debt limit, and every law governing the birth of a bond must be carefully followed when a municipality is borrowing money. All this must be attested to by the legal opinion of reputable and recognized attorneys specializing in municipal law.

There are over one million combinations of issuer, issue, interest rate, and maturity to choose from. Moody's Investors Service puts out a 19-pound, three-volume manual rating 20,619 states and local entities whose bonds are in the hands of the public. An issuer generally has more than one issue of bonds outstanding. And each issue is like many in one, made up of "maturities"-blocks of bonds that come due in staggered years from now to the year 2025 and longer. The possible combinations provide flexibility in tailoring a Municipal Bond portfolio to the needs of the individual-or, for some people-result in the decision to buy a fund of bonds and let the fund manager do the picking and choosing.

Boiling choice down to four investment decisions. Before recommending specific municipal securities, an investment adviser does some digging. Are you likely to jump in and out of your bonds? Do you really need the income now? When do you plan to retire? What about heirs? How much is the peace and comfort of a triple-A rating worth to you in cold cash? Are you investing for children's education? Are you using municipals to build up an estate? Are you living on the interest and leaving your principal to your survivors? Should you reduce your estate and your estate taxes through an orderly invasion of your capital? These personal characteristics and financial objectives translate into the four basic investment decisions: (1) Long versus short; (2) high coupon rate versus low or even zero coupon rate; (3) rating versus yield; and (4) individual bonds versus packages of bonds, like unit investment trusts or mutual funds.

Individual Municipal Bonds have a fixed maturity. A mutual fund of Municipal Bonds does not. A Municipal Bond is a contract for the future delivery of money
- a fixed sum at a definite date in the future. Like any fixed income security, individual bonds fluctuate in market value with interest rates and changing market conditions. But hold your bond to maturity, cash it in at the end, and you are promised getting back full face value - in 2, 5, 10, 30 years whatever the due date engraved on the books of the issuer. On the other hand, the bonds in a fund portfolio are candidates for buy, sell, and hold every day. The Lebenthal New York Municipal Bond Fund is nominally a portfolio of long term bonds. But a 30-year bond in the portfolio may have an effective "maturity" no longer than the number of days, weeks, months, the Adviser decides to hold it in the portfolio. The Adviser does not sit there waiting for bonds in the portfolio to mature. He or she trades them in and out of the Fund portfolio opportunistically, seeking to maximize

                                      -27-
 345352.2
tax free income consistent with the preservation of capital, and to take gains or, in falling markets, to minimize losses. There can be no guarantee of any level of Fund performance. And in selling their shares, shareholders may make money or lose money, depending on when they bought their shares, market conditions, and Fund performance.

Your own needs determine which is better for you. The buyer of individual bonds targets a maturity, is quoted a yield to that maturity, and the price the buyer pays locks in that return to maturity. If the buyer holds to maturity, fluctuating interest rates and changing prices in the resale market prior to maturity are not a factor in the yield to maturity. Between getting interest right along and cashing in the bond for full face value at the end, the individual bond buyer winds up with the yield to maturity originally bargained for.

In a mutual fund, the shareholder seeks a higher total return than might be currently available in the targeted maturity, fixed yield-to-maturity market - as a result of reinvestment of dividends, interest being earned on interest, and portfolio management, i.e. active bond trading in the Fund portfolio. There can be no assurance of a particular Fund yield, because the bonds in the portfolio change. They are being added to, or disposed or and replaced with other bonds, when the portfolio manager sees an opportunity to realize gains or, in a declining market, minimize losses. Nor can there be any guarantee the Fund will achieve its objectives. When you sell your shares you may get more for them than you paid. You may get less. It depends on current market conditions, whether interest rates are higher or lower than when you bought your shares, and the ability of Management to anticipate markets and know when to buy, sell, or hold.

An open end fund for open end savings goals. If you know you are going to need your money for a specific purpose on a specific date in the future, buy a fixed income security and target the maturity date. The Lebenthal New York Municipal Bond Fund is for more general open-ended objectives like building up an estate or saving for retirement. The Fund can pay out interest every month, free of New York and regular federal income tax. Or, it can reinvest your monthly interest in additional Fund shares...so your interest earns interest...and each month that interest earns still more tax free interest, and builds upon itself.

The principle of "total return." With the Lebenthal New York Municipal Bond Fund, you measure investment return by adding up the coupon interest from the underlying bonds in the Fund plus the value of that interest being reinvested in additional shares every month plus (or minus) any ups (or downs) in the market value of your accumulating shares. Your philosophy should be that regular investing and time will build net worth. There can be no guarantee the Fund will achieve its objectives.

Price down, yield up. In the infamous 1994 bond market decline, nothing was spared. Not individual bonds. Not the Lebenthal New York Municipal Bond Fund. But all is not lost when the market declines. Bond prices down means that bond yields are up. Buying new shares at the lower price is called dollar cost averaging. The Fund takes your new money and invests it for you at higher rates. As for old bonds in the portfolio, the interest being spun off and reinvested right along now buys more Fund shares than if the price were higher. So that if, as, and when - and should the price go up again - you now have that many more shares to go along for the ride and move up in market value. As events have shown, compounding does not protect against fluctuating bond prices and losses in the resale value of your shares. A decline in the value of the underlying bonds in the Fund portfolio could more than offset the positive impact of any gains from compounding. But your thinking when you buy the Fund should be the philosophy of the long haul: dollar cost averaging, plus interest on interest, plus time will conspire to build growth. If you invest when you have the funds, over the long haul you will hit some markets, you will miss some markets. Your bet is that time and regular investing will smooth out the bumps. No guarantee, just a fighting chance.

Count The Shares, Give It Time. With automatic dividend reinvestment, every month your shares spin off new shares on an amount that is growing all the time. Value per share may fluctuate, but the quantity of shares you own is always growing -- in good markets and bad.

Here are two graphs showing the hypothetical growth of $10,000 over a 14 year 3 month period. For the first four years nine months up to the dotted line, the graphs depict the actual performance record of the Lebenthal New York Municipal Bond Fund. Beyond the dotted line, the graphs seemingly step through the looking glass and hypothesize through March 2005 a mirror image of the Fund's past performance, in order to show the hypothetical effects of compounding for two additional four-year nine-month periods. Past isn't prologue, and the graphs should not be construed as an indication of anticipated future performance. Their sole purpose is to illustrate how the interest dividend, when plowed back into additional fund shares, builds and rebuilds on itself over time.

                                      -28-
 345352.2

In our example, $10,000 Without Reinvestment would grow to $18,558* by March 2005: $880 coming from appreciation in share value, $8,128 from straight interest. With Reinvestment, that same $10,000 would grow to $22,999* -- an additional $4,259, 52% more interest -- when straight interest is reinvested and allowed to accumulate and build.

Compounding does not protect against fluctuating bond prices, and a decline in value per share could negate the positive effect of any growth in the number of shares owned. Whether you make money or lose money down the road when you sell your shares will depend on the going resale price per share times the number of shares you then own. It stands to reason that the more shares you have accumulated through reinvestment over time, the bigger the multiplier that will be working for you when you do decide to sell.

So, if you go into a fund and sign up for reinvestment for long term saving goals, don the mantel of the long term saver. When you get your statement every month showing current share value, count the growing number of shares you own, not just price. And give it time. Time is the soulmate of automatic reinvestment -- and the best friend a long term saver's got.


----------------------


* Reflects maximum 4 1/2% load which reduces the amount of the $10,000 purchase price that is actually working for you to $9,550.


                                      -29-


345352.2

                        Lebenthal NY Municipal Bond Fund
                 Return from Inception through December 12, 2003

             Initial Investment $10,000 @ NAV of $7.16 @ 4.5% load.

                                  Dividend                                        With reinvestment
                                              --------------------------------------------------------------------------------
   Date      # of Shares  NAV     Per Share   Dividend   Appreciation        Apprec. Value   Val bef int on int. Total Value
------------------------------------------------------------------------------------------------------------------------------
 6/23/91     1333.798883  7.16    0              0.00      0.00          9,550.00    9,550.00     9,550.00        9,550.00
 7/30/91     1333.798883  7.16    0              0.00      0.00          9,550.00    9,550.00     9,550.00        9,550.00
 8/30/91     1333.798883  7.18    0              0.00     26.68          9,576.68    9,576.68     9,576.68        9,576.68
 9/30/91     1333.798883  7.23    0              0.00     66.69          9,643.37    9,643.37     9,643.37        9,643.37
10/15/91     1333.798883  7.24    0.081165     108.26     13.93          9,657.29    9,549.03     9,657.29        9,657.29
11/15/91     1348.751616  7.25    0.039913      53.83     13.19          9,670.48    9,616.65     9,778.14        9,778.74
12/13/91     1356.176819  7.2     0.03566       48.36    -67.84          9,602.64    9,554.28     9,763.34        9,764.73
 1/15/92     1362.893661  7.3     0.043577      59.39    136.35          9,738.99    9,679.60     9,946.78        9,949.44
 2/14/92     1371.02939   7.2     0.040341      55.31   -137.13          9,601.86    9,546.55     9,867.54        9,871.70
 3/13/92     1378.711153  7.19    0.03571       49.23    -13.82          9,588.04    9,538.80     9,907.42        9,913.19
 4/15/92     1385.558688  7.32    0.042228      58.51    180.17          9,768.21    9,709.70    10,134.64       10,142.60
 5/15/92     1393.551771  7.34    0.03823       53.28     27.84          9,796.06    9,742.78    10,218.71       10,228.95
 6/15/92     1400.810012  7.39    0.038959      54.57     70.05          9,866.10    9,811.53    10,339.42       10,352.27
 7/15/92     1408.194877  7.6     0.03774       53.15    295.72         10,161.82   10,108.68    10,686.91       10,702.57
 8/14/92     1415.187677  7.68    0.036943      52.28    113.21         10,275.04   10,222.75    10,850.26       10,868.93
 9/15/92     1421.995135  7.56    0.039309      55.90   -170.63         10,104.41   10,048.51    10,728.45       10,750.58
10/15/92     1429.388945  7.48    0.036617      52.34   -114.37          9,990.04    9,937.70    10,666.47       10,692.10
11/13/92     1436.386263  7.5     0.037898      54.44     28.74         10,018.77    9,964.34    10,743.66       10,773.18
12/15/92     1443.644418  7.56    0.040037      57.80     86.64         10,105.41   10,047.61    10,880.34       10,914.25
 1/15/93     1451.289814  7.59    0.039611      57.49     43.54         10,148.95   10,091.46    10,977.02       11,015.59
 2/16/93     1458.863864  7.76    0.040323      58.83    248.02         10,396.97   10,338.14    11,277.48       11,321.10
 3/15/93     1466.444504  7.84    0.03220502    47.23    117.26         10,514.22   10,466.99    11,449.29       11,497.18
 4/15/93     1472.46834   7.92    0.03695672    54.42    117.84         10,632.06   10,577.64    11,609.23       11,662.24
 5/14/93     1479.339249  7.92    0.03470091    51.33     -0.02         10,632.04   10,580.71    11,658.58       11,716.64
 6/15/93     1485.820867  7.93    0.03817522    56.72     14.89         10,646.93   10,590.21    11,719.00       11,782.86
 7/15/93     1492.973645  8.05    0.03540769    52.86    179.14         10,826.07   10,773.20    11,949.22       12,018.72
 8/12/93     1499.540446  8.08    0.03332042    49.97     44.97         10,871.04   10,821.07    12,041.53       12,116.56
 9/10/93     1505.724273  8.24    0.03395517    51.13    240.93         11,111.96   11,060.84    12,326.59       12,407.45
10/12/93     1511.929022  8.26    0.03722778    56.29     30.27         11,142.23   11,085.94    12,401.35       12,488.84
11/12/93     1518.743279  8.07    0.03634388    55.20   -288.58         10,853.65   10,798.46    12,162.34       12,256.55
12/10/93     1525.583059  8.14    0.06828199   104.17    107.05         10,960.71   10,856.54    12,311.49       12,418.80
 1/12/94     1538.380337  8.18    0.03569939    54.92     61.27         11,021.98   10,967.06    12,469.63       12,584.24
 2/11/94     1545.094179  8.1     0.03247062    50.17   -123.64         10,898.34   10,848.17    12,394.05       12,515.53
 3/11/94     1551.288027  7.73    0.03055611    47.40   -574.00         10,324.34   10,276.94    11,863.57       11,991.69
 4/12/94     1557.420152  7.48    0.03498975    54.49   -389.33          9,935.01    9,880.52    11,513.82       11,649.76
 5/12/94     1564.705411  7.35    0.03382227    52.92   -203.42          9,731.58    9,678.66    11,357.08       11,500.83
 6/10/94     1571.905668  7.65    0.03298171    51.84    471.58         10,203.16   10,151.32    11,873.72       12,025.33
 7/12/94     1578.68268   7.4     0.03526982    55.68   -394.66          9,808.50    9,752.82    11,522.27       11,682.51
 8/12/94     1586.206984  7.44    0.03543375    56.21     63.45          9,871.95    9,815.74    11,632.46       11,801.64
 9/12/94     1593.761456  7.43    0.03671245    58.51    -15.93          9,856.02    9,797.51    11,663.19       11,841.92
10/12/94     1601.636407  7.28    0.03409199    54.60   -240.27          9,615.75    9,561.15    11,472.30       11,660.16
11/11/94     1609.136816  6.69    0.03542356    57.00   -949.40          8,666.35    8,609.35    10,567.75       10,765.36
12/12/94     1617.657196  6.91    0.03542446    57.30    355.89          9,022.24    8,964.94    10,970.59       11,178.26
 1/12/95     1625.950197  7.15    0.03634219    59.09    390.24          9,412.48    9,353.39    11,407.52       11,625.80
 2/10/95     1634.214615  7.43    0.03522892    57.57    457.58          9,870.07    9,812.49    11,913.60       12,142.48
 3/10/95     1641.96315   7.5     0.03173394    52.11    114.91          9,984.98    9,932.87    12,076.31       12,314.96
 4/12/95     1648.910611  7.61    0.03935962    64.90    181.44         10,166.42   10,101.52    12,297.46       12,548.51
 5/12/95     1657.438929  7.63    0.03585845    59.43     33.12         10,199.54   10,140.11    12,383.87       12,646.53
 6/12/95     1665.228339  7.74    0.0387476     64.52    183.20         10,382.75   10,318.22    12,613.67       12,889.17
 7/12/95     1673.56472   7.83    0.03538429    59.22    150.60         10,533.34   10,474.13    12,816.77       13,104.29

 8/12/95     1681.12767   7.57    0.03593691    62.54   -437.09         10,096.26   10,033.72    12,425.97       12,726.42
 9/12/95     1689.389109  7.78    0.03720068    58.21    354.76         10,451.01   10,392.80    12,831.02       13,143.72
10/12/95     1696.871353  7.81    0.03445734    54.54     50.89         10,501.90   10,447.36    12,928.45       13,252.82
11/12/95     1703.854537  7.87    0.03214072    61.78    102.27         10,604.17   10,542.39    13,071.84       13,409.62
12/12/95     1711.704162  7.98    0.03625694    60.74    188.29         10,792.45   10,731.72    13,308.49       13,659.68
 1/12/96     1719.315195  7.99    0.03548279    60.78     17.19         10,809.65   10,748.86    13,372.79       13,737.61
 2/12/96     1726.922314  8.12    0.0353518     56.52    224.48         11,034.13   10,977.61    13,645.19       14,022.87
 3/12/96     1733.88283   7.82    0.03272839    56.75   -520.17         10,513.95   10,457.21    13,168.44       13,559.22
 4/12/96     1741.139504  7.82    0.03272839    61.55      0.02         10,513.97   10,452.42    13,210.81       13,615.99
 5/12/96     1749.010657  8.12    0.0353518     62.06    524.71         11,038.69   10,976.63    13,782.34       14,202.25
 6/12/96     1756.653487  7.99    0.03548279    63.69   -228.36         10,810.33   10,746.64    13,600.71       14,035.95
 7/12/96     1764.624811  7.98    0.03625694    56.72    -17.68         10,792.65   10,735.93    13,632.87       14,081.96
 8/12/96     1771.732118  7.87    0.03214072    61.05   -194.88         10,597.77   10,536.72    13,479.62       13,943.80
 9/12/96     1779.48932   7.81    0.03445734    66.20   -106.75         10,491.02   10,424.82    13,417.34       13,898.10
10/12/96     1787.965404  7.78    0.03720068    64.25    -53.65         10,437.37   10,373.12    13,413.57       13,910.65
11/12/96     1796.224266  7.57    0.03593691    63.56   -377.22         10,060.15    9,996.59    13,084.24       13,597.69
12/12/96     1804.620319  7.83    0.03538429    69.92    469.24         10,529.39   10,459.46    13,598.79       14,130.48
 1/12/97     1813.550678  7.74    0.0387476     65.03   -163.25         10,366.14   10,301.11    13,488.27       14,037.16
 2/12/97     1821.952631  7.63    0.03585845    71.71   -200.39         10,165.75   10,094.04    13,333.69       13,901.80
 3/12/97     1831.351236  7.61    0.03935962    58.12    -36.69         10,129.07   10,070.95    13,352.93       13,936.82
 4/12/97     1838.988005  7.5     0.03173384    64.79   -202.27          9,926.80    9,862.01    13,190.98       13,792.67
 5/12/97     1847.62608   7.43    0.03522892    67.15   -129.33          9,797.47    9,730.32    13,107.76       13,728.13
 6/12/97     1856.663331  7.15    0.03634219    65.77   -519.88          9,277.59    9,211.82    12,636.51       13,275.40
 7/12/97     1865.862114  6.91    0.03542446    66.10   -447.82          8,829.77    8,763.68    12,235.62       12,893.35
 8/12/97     1875.427306  6.69    0.03542356    66.43   -412.60          8,417.17    8,350.74    11,869.92       12,546.85
 9/12/97     1885.357696  7.28    0.03409199    64.28   1112.37          9,529.54    9,465.27    13,029.93       13,725.65
10/12/97     1894.186762  7.43    0.03671245    69.54    284.15          9,813.70    9,744.16    13,357.78       14,074.08
11/12/97     1903.546148  7.44    0.03543375    67.45     19.03          9,832.72    9,765.27    13,426.16       14,162.65
12/12/97     1912.611978  7.4     0.03526982    67.46    -76.51          9,756.22    9,688.76    13,396.69       14,153.59
 1/12/98     1921.727854  7.65    0.03298171    63.38    480.42         10,236.64   10,173.26    13,925.18       14,701.47
 2/12/98     1930.013066  7.35    0.03382227    65.28   -579.01          9,657.63    9,592.35    13,389.39       14,185.84
 3/12/98     1938.894348  7.48    0.03498975    67.84    252.07          9,909.70    9,841.86    13,685.56       14,503.19
 4/12/98     1947.964057  7.73    0.03055611    59.52    486.97         10,396.67   10,337.14    14,221.60       15,058.00
 5/12/98     1955.664213  8.1     0.03247062    63.50    723.62         11,120.29   11,056.79    14,984.55       15,841.14
 6/12/98     1955.664213  8.18    0.03569937    69.82     92.98         10,489.65   10,419.83    15,118.83       15,997.63
 7/12/98     1964.199174  8.14    0.06828199   134.12    -78.30         10,411.34   10,277.22    15,067.30       15,989.14
 8/12/98     1980.675762  8.07    0.03634388    71.99   -138.91         10,272.43   10,200.45    15,039.00       15,984.35
 9/12/98     1989.595891  8.26    0.03722778    74.07    378.04         10,650.47   10,576.40    15,464.61       16,434.37
10/12/98     1998.56299   8.24    0.03395517    67.86    -40.00         10,610.47   10,542.61    15,476.11       16,468.44
11/12/98     2006.798615  8.08    0.03332042    66.87   -321.10         10,289.37   10,222.51    15,200.45       16,215.20
12/12/98     2015.07428   8.05    0.03540769    71.35    -60.44         10,228.94   10,157.59    15,182.75       16,221.63
 1/12/99     2023.937525  7.93    0.03817522    77.26   -242.85          9,986.08    9,908.82    14,984.90       16,050.13
 2/12/99     2033.680812  7.92    0.03470091    70.57    -20.36          9,965.72    9,895.15    15,017.52       16,107.03
 3/12/99     2042.591238  7.92    0.03695672    75.49      0.02          9,965.74    9,890.25    15,061.91       16,177.62
 4/12/99     2052.122484  7.84    0.03220502    66.09   -164.21          9,801.53    9,735.44    14,950.05       16,088.89
 5/12/99     2060.552158  7.76    0.040323      83.09   -164.78          9,636.74    9,553.65    14,822.05       15,990.20
 6/12/99     2071.259329  7.59    0.039611      82.04   -352.13          9,284.62    9,202.57    14,523.80       15,721.16
 7/12/99     2082.068901  7.56    0.040037      83.36    -62.46          9,222.16    9,138.80    14,513.43       15,740.74
 8/12/99     2093.095329  7.5     0.037898      79.32   -125.60          9,096.55    9,017.23    14,442.41       15,698.50
 9/12/99     2103.671879  7.48    0.036617      77.03    -42.08          9,054.47    8,977.44    14,451.46       15,735.74


10/12/99     2113.970028  7.56    0.039309      83.10    169.14          9,223.61    9,140.51    14,666.96       15,981.91
11/12/99     2124.961833  7.68    0.036943      78.50    254.98          9,478.59    9,400.09    14,975.81       16,319.99
12/12/99     2135.183508  7.6     0.03774       80.58   -170.81          9,307.78    9,227.20    14,853.26       16,227.68
 1/12/00     2145.78638   7.39    0.038959      83.60   -450.61          8,857.16    8,773.57    14,451.59       15,857.65
 2/12/00     2157.098652  7.34    0.03823       82.47   -107.86          8,749.30    8,666.84    14,395.86       15,833.38
 3/12/00     2168.333786  7.32    0.03571       77.43    -43.39          8,705.92    8,628.48    14,405.13       15,872.46
 4/12/00     2178.911819  7.19    0.03571       77.81   -283.26          8,422.65    8,344.84    14,169.12       15,666.63
 5/12/00     2189.733646  7.2     0.040341      88.34     21.93          8,444.58    8,356.25    14,234.33       15,766.37
 6/12/00     2202.002542  7.3     0.043577      95.96    220.23          8,664.81    8,568.86    14,505.06       16,074.94
 7/12/00     2215.14729   7.2     0.03566       78.99   -221.58          8,443.24    8,364.24    14,348.02       15,949.32
 8/12/00     2226.118423  7.25    0.039913      88.85    111.34          8,554.57    8,465.72    14,502.73       16,139.65
 9/12/00     2238.373742  7.24    0.081165     181.68    -22.09          8,532.49    8,350.81    14,496.08       16,206.41
10/12/00     2263.467334  7.24    0.081165     183.71      0.00          8,532.49    8,348.77    14,602.30       16,388.09
11/12/00     2288.842241  7.25    0.039913      91.35     22.59          8,555.08    8,463.72    14,770.48       16,594.40
12/12/00     2301.44287   7.2     0.03566       82.07   -115.10          8,439.97    8,357.90    14,712.23       16,570.65
 1/12/01     2312.841405  7.3     0.043577     100.79    231.35          8,671.32    8,570.53    14,982.98       16,884.06
 2/12/01     2326.6478    7.2     0.040341      93.86   -232.69          8,438.63    8,344.77    14,811.02       16,752.15
 3/12/01     2339.683814  7.19    0.03571       83.55    -23.43          8,415.20    8,331.65    14,845.53       16,822.58
 4/12/01     2351.304135  7.32    0.03571       83.97    305.67          8,720.87    8,636.91    15,198.42       17,211.81
 5/12/01     2362.774773  7.34    0.03823       90.33     47.27          8,768.15    8,677.82    15,290.32       17,343.05
 6/12/01     2375.08116   7.39    0.038959      92.53    118.76          8,886.91    8,794.38    15,458.84       17,552.14
 7/12/01     2387.602241  7.6     0.03774       90.11    501.40          9,388.30    9,298.19    16,013.00       18,146.06
 8/12/01     2399.458571  7.68    0.036943      88.64    191.95          9,580.26    9,491.61    16,255.69       18,428.13
 9/12/01     2411.000654  7.56    0.039309      94.77   -289.31          9,290.95    9,196.18    16,012.68       18,227.46
10/12/01     2423.536901  7.48    0.036617      88.74   -193.91          9,097.04    9,008.30    15,873.65       18,128.33
11/12/01     2435.400892  7.5     0.037898      92.30     48.72          9,145.76    9,053.46    15,969.36       18,265.79
12/12/01     2447.707135  7.56    0.040037      98.00    146.88          9,292.64    9,194.64    16,163.94       18,504.97
 1/12/02     2460.669946  7.59    0.039611      97.47     73.82          9,366.46    9,268.99    16,291.12       18,676.79
 2/12/02     2473.51179   7.76    0.040323      99.74    420.51          9,786.97    9,687.23    16,763.14       19,194.76
 3/12/02     2486.364807  7.84    0.03220502    80.07    198.85          9,985.82    9,905.75    17,024.61       19,493.35
 4/12/02     2496.578255  7.92    0.03695672    92.27    199.77         10,185.59   10,093.32    17,261.48       19,773.19
 5/12/02     2508.227919  7.92    0.03470091    87.04     -0.02         10,185.57   10,098.53    17,312.98       19,865.44
 6/12/02     2519.217539  7.93    0.03817522    96.17     25.22         10,210.79   10,114.62    17,379.98       19,977.70
 7/12/02     2531.345116  8.05    0.03540769    89.63    303.74         10,514.53   10,424.90    17,737.49       20,377.61
 8/12/02     2542.479164  8.08    0.03332042    84.72     76.26         10,590.79   10,506.07    17,863.11       20,543.50
 9/12/02     2552.963876  8.24    0.03395517    86.69    408.48         10,999.27   10,912.59    18,314.91       21,036.70
10/12/02     2563.484061  8.26    0.03722778    95.43     51.30         11,050.57   10,955.14    18,407.12       21,174.69
11/12/02     2575.037671  8.07    0.03634388    93.59   -489.27         10,561.30   10,467.71    17,968.17       20,780.85
12/12/02     2586.634556  8.14    0.06828199   176.62    181.33         10,742.63   10,566.01    18,157.53       21,055.76
 1/12/03     2608.332413  8.18    0.03569937    93.12    104.07         10,846.70   10,753.58    18,392.72       21,336.45
 2/12/03     2619.715765  8.1     0.03247062    85.06   -209.61         10,637.09   10,552.03    18,234.48       21,219.96
 3/12/03     2630.217468  7.73    0.03055611    80.37   -973.21          9,663.88    9,583.51    17,306.72       20,331.82
 4/12/03     2640.614521  7.48    0.03498975    92.39   -660.13          9,003.76    8,911.36    16,681.24       19,752.06
 5/12/03     2652.966719  7.35    0.03382227    89.73   -344.90          8,658.86    8,569.13    16,384.12       19,499.55
 6/12/03     2665.174794  7.65    0.03298171    87.90    799.56          9,458.41    9,370.51    17,229.49       20,388.84
 7/12/03     2676.665255  7.4     0.03526982    94.41   -669.16          8,789.25    8,694.85    16,600.87       19,807.58
 8/12/03     2689.422755  7.44    0.03543375    95.30    107.58          8,896.83    8,801.54    16,754.82       20,009.57
 9/12/03     2702.231402  7.43    0.03671245    99.21    -27.01          8,869.82    8,770.62    16,772.87       20,077.85
10/12/03     2715.583426  7.28    0.03409199    92.58   -407.36          8,462.46    8,369.88    16,417.60       19,769.70
11/12/03     2728.30041   6.69    0.03542356    96.65  -1609.71          6,852.75    6,756.10    14,851.08       18,252.57
12/12/03     2742.746764  6.91    0.03542446    97.16    603.41          7,456.16    7,359.00    15,501.22       18,952.62
 1/12/04     2756.807592  7.15    0.03634219   100.19    661.65          8,117.81    8,017.62    16,208.32       19,711.43
 2/12/04     2770.81996   7.43    0.03522892    97.61    775.83          8,893.64    8,796.03    17,033.71       20,587.45
 3/12/04     2783.957644  7.5     0.03173384    88.35    194.85          9,088.50    9,000.15    17,280.16       20,879.92
 4/12/04     2795.737066  7.61    0.03935962   110.04    307.59          9,396.09    9,286.05    17,618.56       21,275.86
 5/12/04     2810.196875  7.63    0.03585845   100.77     56.18          9,452.27    9,351.50    17,731.83       21,442.08
 6/12/04     2823.403862  7.74    0.0387476    109.40    310.60          9,762.87    9,653.47    18,085.48       21,853.45
 7/12/04     2837.538244  7.83    0.03538429   100.40    255.36         10,018.22    9,917.82    18,397.03       22,218.20
 8/12/04     2850.361268  7.57    0.03593691   102.43   -741.10          9,277.12    9,174.69    17,701.84       21,577.51
 9/12/04     2863.892731  7.78    0.03720068   106.54    601.43          9,878.56    9,772.02    18,348.78       22,281.37
10/12/04     2877.586659  7.81    0.03445734    99.15     86.31          9,964.87    9,865.71    18,488.43       22,474.22
11/12/04     2890.282431  7.87    0.03214072    92.90    173.40         10,138.27   10,045.37    18,710.96       22,746.78
12/12/04     2902.086213  7.98    0.03625694   105.22    319.27         10,457.53   10,352.31    19,066.26       23,158.94
 1/12/05     2915.271772  7.99    0.03548279   103.44     29.15         10,486.68   10,383.24    19,144.52       23,293.30
 2/12/05     2928.218202  8.12    0.0353518    103.52    380.67         10,867.35   10,763.83    19,572.26       23,777.42
 3/12/05     2940.966698  7.82    0.03272839    96.25   -882.32          9,985.03    9,888.78    18,740.86       22,998.62
                                             12386.22   1062.40



                                  Dividend                                       Without reinvestment          Div earn     Running
                                             -----------------------------------------------------------------
   Date      # of Shares  NAV     Per Share     Dividend      Appreciation      Total Value    Value + Div      on Div        Total
-----------------------------------------------------------------------------------------------------------------------------------
 6/23/91     1333.798883  7.16    0                0.00              0.00        9,550.00       9,550.00          0.00        0.00
 7/30/91     1333.798883  7.16    0                0.00              0.00        9,550.00       9,550.00          0.00        0.00
 8/30/91     1333.798883  7.18    0                0.00             26.68        9,576.68       9,576.68          0.00        0.00
 9/30/91     1333.798883  7.23    0                0.00             66.69        9,643.37       9,643.37          0.00        0.00
10/15/91     1333.798883  7.24    0.081165       108.26             13.34        9,656.70       9,764.96          0.00        0.00
11/15/91     1348.751616  7.25    0.039913        53.24             13.34        9,670.04       9,831.54          0.60        0.60
12/13/91     1356.176819  7.2     0.03566         47.56            -66.69        9,603.35       9,812.41          0.80        1.39
 1/15/92     1362.893661  7.3     0.043577        58.12            133.38        9,736.73      10,003.91          1.27        2.66
 2/14/92     1371.02939   7.2     0.040341        53.81           -133.38        9,603.35       9,924.34          1.50        4.16
 3/13/92     1378.711153  7.19    0.03571         47.63            -13.34        9,590.01       9,958.63          1.60        5.77
 4/15/92     1385.558688  7.32    0.042228        56.32            173.39        9,763.41      10,188.35          2.19        7.95
 5/15/92     1393.551771  7.34    0.03823         50.99             26.68        9,790.08      10,266.02          2.28       10.24
 6/15/92     1400.810012  7.39    0.038959        51.96             66.69        9,856.77      10,384.67          2.61       12.85
 7/15/92     1408.194877  7.6     0.03774         50.34            280.10       10,136.87      10,715.10          2.81       15.66
 8/14/92     1415.187677  7.68    0.036943        49.27            106.70       10,243.58      10,871.08          3.01       18.66
 9/15/92     1421.995135  7.56    0.039309        52.43           -160.06       10,083.52      10,763.46          3.47       22.13
10/15/92     1429.388945  7.48    0.036617        48.84           -106.70        9,976.82      10,705.59          3.50       25.63
11/13/92     1436.386263  7.5     0.037898        50.55             26.68       10,003.49      10,782.82          3.89       29.52
12/15/92     1443.644418  7.56    0.040037        53.40             80.03       10,083.52      10,916.25          4.40       33.92
 1/15/93     1451.289814  7.59    0.039611        52.83             40.01       10,123.53      11,009.09          4.65       38.57
 2/16/93     1458.863864  7.76    0.040323        53.78            226.75       10,350.28      11,289.62          5.04       43.61
 3/15/93     1466.444504  7.84    0.03220502      42.96            106.70       10,456.98      11,439.28          4.27       47.89
 4/15/93     1472.46834   7.92    0.03695672      49.29            106.70       10,563.69      11,595.28          5.12       53.01
 5/14/93     1479.339249  7.92    0.03470091      46.28              0.00       10,563.69      11,641.56          5.05       58.06
 6/15/93     1485.820867  7.93    0.03817522      50.92             13.34       10,577.03      11,705.82          5.80       63.86
 7/15/93     1492.973645  8.05    0.03540769      47.23            160.06       10,737.08      11,913.10          5.64       69.50
 8/12/93     1499.540446  8.08    0.03332042      44.44             40.01       10,777.09      11,997.56          5.52       75.02
 9/10/93     1505.724273  8.24    0.03395517      45.29            213.41       10,990.50      12,256.25          5.84       80.86
10/12/93     1511.929022  8.26    0.03722778      49.65             26.68       11,017.18      12,332.58          6.63       87.49
11/12/93     1518.743279  8.07    0.03634388      48.48           -253.42       10,763.76      12,127.64          6.72       94.21
12/10/93     1525.583059  8.14    0.06828199      91.07             93.37       10,857.12      12,312.08         13.10      107.31
 1/12/94     1538.380337  8.18    0.03569939      47.62             53.35       10,910.47      12,413.05          7.30      114.61
 2/11/94     1545.094179  8.1     0.03247062      43.31           -106.70       10,803.77      12,349.65          6.86      121.47
 3/11/94     1551.288027  7.73    0.03055611      40.76           -493.51       10,310.27      11,896.90          6.65      128.12
 4/12/94     1557.420152  7.48    0.03498975      46.67           -333.45        9,976.82      11,610.12          7.82      135.94
 5/12/94     1564.705411  7.35    0.03382227      45.11           -173.39        9,803.42      11,481.84          7.81      143.75
 6/10/94     1571.905668  7.65    0.03298171      43.99            400.14       10,203.56      11,925.97          7.85      151.61
 7/12/94     1578.68268   7.4     0.03526982      47.04           -333.45        9,870.11      11,639.56          8.64      160.24
 8/12/94     1586.206984  7.44    0.03543375      47.26             53.35        9,923.46      11,740.18          8.94      169.19
 9/12/94     1593.761456  7.43    0.03671245      48.97            -13.34        9,910.13      11,775.81          9.54      178.73
10/12/94     1601.636407  7.28    0.03409199      45.47           -200.07        9,710.06      11,621.21          9.13      187.86
11/11/94     1609.136816  6.69    0.03542356      47.25           -786.94        8,923.11      10,881.51          9.75      197.62
12/12/94     1617.657196  6.91    0.03542446      47.25            293.44        9,216.55      11,222.20         10.06      207.67
 1/12/95     1625.950197  7.15    0.03634219      48.47            320.11        9,536.66      11,590.78         10.62      218.29
 2/10/95     1634.214615  7.43    0.03522892      46.99            373.46        9,910.13      12,011.24         10.58      228.87
 3/10/95     1641.96315   7.5     0.03173394      42.33             93.37       10,003.49      12,146.93          9.78      238.65
 4/12/95     1648.910611  7.61    0.03935962      52.50            146.72       10,150.21      12,346.14         12.40      251.05
 5/12/95     1657.438929  7.63    0.03585845      47.83             26.68       10,176.89      12,420.65         11.61      262.66
 6/12/95     1665.228339  7.74    0.0387476       51.68            146.72       10,323.60      12,619.05         12.84      275.50
 7/12/95     1673.56472   7.83    0.03538429      47.20            120.04       10,443.65      12,786.29         12.02      287.52
 8/12/95     1681.12767   7.57    0.03593691      49.62           -346.79       10,096.86      12,489.12         12.92      300.44
 9/12/95     1689.389109  7.78    0.03720068      45.96            280.10       10,376.96      12,815.17         12.25      312.70
10/12/95     1696.871353  7.81    0.03445734      42.87             40.01       10,416.97      12,898.06         11.67      324.37
11/12/95     1703.854537  7.87    0.03214072      48.36             80.03       10,497.00      13,026.44         13.42      337.78
12/12/95     1711.704162  7.98    0.03625694      47.33            146.72       10,643.72      13,220.49         13.41      351.19
 1/12/96     1719.315195  7.99    0.03548279      47.15             13.34       10,657.05      13,280.98         13.63      364.82
 2/12/96     1726.922314  8.12    0.0353518       43.65            173.39       10,830.45      13,498.03         12.87      377.69
 3/12/96     1733.88283   7.82    0.03272839      43.65           -400.14       10,430.31      13,141.54         13.09      390.78
 4/12/96     1741.139504  7.82    0.03272839      47.15              0.00       10,430.31      13,188.69         14.40      405.18
 5/12/96     1749.010657  8.12    0.0353518       47.33            400.14       10,830.45      13,636.16         14.73      419.91
 6/12/96     1756.653487  7.99    0.03548279      48.36           -173.39       10,657.05      13,511.12         15.33      435.25
 7/12/96     1764.624811  7.98    0.03625694      42.87            -13.34       10,643.72      13,540.65         13.85      449.09
 8/12/96     1771.732118  7.87    0.03214072      45.96           -146.72       10,497.00      13,439.90         15.09      464.18
 9/12/96     1779.48932   7.81    0.03445734      49.62            -80.03       10,416.97      13,409.49         16.58      480.76
10/12/96     1787.965404  7.78    0.03720068      47.93            -40.01       10,376.96      13,417.40         16.32      497.08
11/12/96     1796.224266  7.57    0.03593691      47.20           -280.10       10,096.86      13,184.50         16.36      513.45
12/12/96     1804.620319  7.83    0.03538429      51.68            346.79       10,443.65      13,582.97         18.24      531.69
 1/12/97     1813.550678  7.74    0.0387476       47.83           -120.04       10,323.60      13,510.76         17.20      548.89
 2/12/97     1821.952631  7.63    0.03585845      52.50           -146.72       10,176.89      13,416.54         19.21      568.11
 3/12/97     1831.351236  7.61    0.03935962      42.33            -26.68       10,150.21      13,432.19         15.79      583.90
 4/12/97     1838.988005  7.5     0.03173384      46.99           -146.72       10,003.49      13,332.46         17.80      601.69
 5/12/97     1847.62608   7.43    0.03522892      48.47            -93.37        9,910.13      13,287.57         18.67      620.37
 6/12/97     1856.663331  7.15    0.03634219      47.25           -373.46        9,536.66      12,961.35         18.52      638.89
 7/12/97     1865.862114  6.91    0.03542446      47.25           -320.11        9,216.55      12,688.49         18.85      657.74
 8/12/97     1875.427306  6.69    0.03542356      47.25           -293.44        8,923.11      12,442.30         19.19      676.92
 9/12/97     1885.357696  7.28    0.03409199      45.47            786.94        9,710.06      13,274.71         18.80      695.73
10/12/97     1894.186762  7.43    0.03671245      48.97            200.07        9,910.13      13,523.75         20.57      716.30
11/12/97     1903.546148  7.44    0.03543375      47.26             13.34        9,923.46      13,584.35         20.19      736.49
12/12/97     1912.611978  7.4     0.03526982      47.04            -53.35        9,870.11      13,578.04         20.41      756.90
 1/12/98     1921.727854  7.65    0.03298171      43.99            333.45       10,203.56      13,955.48         19.39      776.29
 2/12/98     1930.013066  7.35    0.03382227      45.11           -400.14        9,803.42      13,600.45         20.17      796.46
 3/12/98     1938.894348  7.48    0.03498975      46.67            173.39        9,976.82      13,820.52         21.17      817.63
 4/12/98     1947.964057  7.73    0.03055611      40.76            333.45       10,310.27      14,194.72         18.77      836.40
 5/12/98     1955.664213  8.1     0.03247062      43.31            493.51       10,803.77      14,731.54         20.19      856.59
 6/12/98     1955.664213  8.18    0.03569937      47.62            106.70       10,910.47      14,885.86         22.20      878.79
 7/12/98     1964.199174  8.14    0.06828199      91.07            -53.35       10,857.12      14,923.58         43.04      921.84
 8/12/98     1980.675762  8.07    0.03634388      48.48            -93.37       10,763.76      14,878.69         23.51      945.35
 9/12/98     1989.595891  8.26    0.03722778      49.65            253.42       11,017.18      15,181.76         24.41      969.76
10/12/98     1998.56299   8.24    0.03395517      45.29            -26.68       10,990.50      15,200.38         22.57      992.33
11/12/98     2006.798615  8.08    0.03332042      44.44           -213.41       10,777.09      15,031.41         22.42    1,014.76
12/12/98     2015.07428   8.05    0.03540769      47.23            -40.01       10,737.08      15,038.63         24.12    1,038.88
 1/12/99     2023.937525  7.93    0.03817522      50.92           -160.06       10,577.03      14,929.49         26.35    1,065.22
 2/12/99     2033.680812  7.92    0.03470091      46.28            -13.34       10,563.69      14,962.43         24.29    1,089.51
 3/12/99     2042.591238  7.92    0.03695672      49.29              0.00       10,563.69      15,011.73         26.19    1,115.71
 4/12/99     2052.122484  7.84    0.03220502      42.96           -106.70       10,456.98      14,947.98         23.13    1,138.84
 5/12/99     2060.552158  7.76    0.040323        53.78           -106.70       10,350.28      14,895.06         29.30    1,168.14
 6/12/99     2071.259329  7.59    0.039611        52.83           -226.75       10,123.53      14,721.14         29.21    1,197.36
 7/12/99     2082.068901  7.56    0.040037        53.40            -40.01       10,083.52      14,734.53         29.96    1,227.31
 8/12/99     2093.095329  7.5     0.037898        50.55            -80.03       10,003.49      14,705.05         28.78    1,256.09
 9/12/99     2103.671879  7.48    0.036617        48.84            -26.68        9,976.82      14,727.22         28.19    1,284.28
10/12/99     2113.970028  7.56    0.039309        52.43            106.70       10,083.52      14,886.35         30.67    1,314.95
11/12/99     2124.961833  7.68    0.036943        49.27            160.06       10,243.58      15,095.68         29.23    1,344.18
12/12/99     2135.183508  7.6     0.03774         50.34           -106.70       10,136.87      15,039.31         30.24    1,374.42
 1/12/00     2145.78638   7.39    0.038959        51.96           -280.10        9,856.77      14,811.18         31.63    1,406.05
 2/12/00     2157.098652  7.34    0.03823         50.99            -66.69        9,790.08      14,795.48         31.47    1,437.53
 3/12/00     2168.333786  7.32    0.03571         47.63            -26.68        9,763.41      14,816.43         29.80    1,467.33
 4/12/00     2178.911819  7.19    0.03571         47.63           -173.39        9,590.01      14,690.67         30.18    1,497.51
 5/12/00     2189.733646  7.2     0.040341        53.81             13.34        9,603.35      14,757.82         34.53    1,532.04
 6/12/00     2202.002542  7.3     0.043577        58.12            133.38        9,736.73      14,949.32         37.83    1,569.87
 7/12/00     2215.14729   7.2     0.03566         47.56           -133.38        9,603.35      14,863.50         31.43    1,601.30
 8/12/00     2226.118423  7.25    0.039913        53.24             66.69        9,670.04      14,983.43         35.62    1,636.92
 9/12/00     2238.373742  7.24    0.081165       108.26            -13.34        9,656.70      15,078.35         73.42    1,710.34
10/12/00     2263.467334  7.24    0.081165       108.26              0.00        9,656.70      15,186.60         75.46    1,785.79
11/12/00     2288.842241  7.25    0.039913        53.24             13.34        9,670.04      15,253.18         38.12    1,823.91
12/12/00     2301.44287   7.2     0.03566         47.56            -66.69        9,603.35      15,234.05         34.51    1,858.42
 1/12/01     2312.841405  7.3     0.043577        58.12            133.38        9,736.73      15,425.55         42.66    1,901.08
 2/12/01     2326.6478    7.2     0.040341        53.81           -133.38        9,603.35      15,345.98         40.05    1,941.13
 3/12/01     2339.683814  7.19    0.03571         47.63            -13.34        9,590.01      15,380.27         35.92    1,977.05
 4/12/01     2351.304135  7.32    0.03571         47.63            173.39        9,763.41      15,601.30         36.34    2,013.39
 5/12/01     2362.774773  7.34    0.03823         50.99             26.68        9,790.08      15,678.96         39.34    2,052.73
 6/12/01     2375.08116   7.39    0.038959        51.96             66.69        9,856.77      15,797.62         40.57    2,093.29
 7/12/01     2387.602241  7.6     0.03774         50.34            280.10       10,136.87      16,128.05         39.77    2,133.07
 8/12/01     2399.458571  7.68    0.036943        49.27            106.70       10,243.58      16,284.03         39.37    2,172.43
 9/12/01     2411.000654  7.56    0.039309        52.43           -160.06       10,083.52      16,176.41         42.34    2,214.78
10/12/01     2423.536901  7.48    0.036617        48.84           -106.70        9,976.82      16,118.54         39.90    2,254.68
11/12/01     2435.400892  7.5     0.037898        50.55             26.68       10,003.49      16,195.77         41.75    2,296.43
12/12/01     2447.707135  7.56    0.040037        53.40             80.03       10,083.52      16,329.20         44.60    2,341.03
 1/12/02     2460.669946  7.59    0.039611        52.83             40.01       10,123.53      16,422.04         44.64    2,385.66
 2/12/02     2473.51179   7.76    0.040323        53.78            226.75       10,350.28      16,702.57         45.96    2,431.62
 3/12/02     2486.364807  7.84    0.03220502      42.96            106.70       10,456.98      16,852.23         37.12    2,468.74
 4/12/02     2496.578255  7.92    0.03695672      49.29            106.70       10,563.69      17,008.23         42.97    2,511.71
 5/12/02     2508.227919  7.92    0.03470091      46.28              0.00       10,563.69      17,054.51         40.75    2,552.46
 6/12/02     2519.217539  7.93    0.03817522      50.92             13.34       10,577.03      17,118.77         45.25    2,597.72
 7/12/02     2531.345116  8.05    0.03540769      47.23            160.06       10,737.08      17,326.05         42.40    2,640.12
 8/12/02     2542.479164  8.08    0.03332042      44.44             40.01       10,777.09      17,410.51         40.27    2,680.39
 9/12/02     2552.963876  8.24    0.03395517      45.29            213.41       10,990.50      17,669.20         41.40    2,721.79
10/12/02     2563.484061  8.26    0.03722778      49.65             26.68       11,017.18      17,745.53         45.78    2,767.57
11/12/02     2575.037671  8.07    0.03634388      48.48           -253.42       10,763.76      17,540.59         45.11    2,812.68
12/12/02     2586.634556  8.14    0.06828199      91.07             93.37       10,857.12      17,725.03         85.55    2,898.23
 1/12/03     2608.332413  8.18    0.03569937      47.62             53.35       10,910.47      17,826.00         45.50    2,943.73
 2/12/03     2619.715765  8.1     0.03247062      43.31           -106.70       10,803.77      17,762.60         41.75    2,985.48
 3/12/03     2630.217468  7.73    0.03055611      40.76           -493.51       10,310.27      17,309.85         39.61    3,025.09
 4/12/03     2640.614521  7.48    0.03498975      46.67           -333.45        9,976.82      17,023.07         45.73    3,070.82
 5/12/03     2652.966719  7.35    0.03382227      45.11           -173.39        9,803.42      16,894.79         44.62    3,115.44
 6/12/03     2665.174794  7.65    0.03298171      43.99            400.14       10,203.56      17,338.92         43.91    3,159.35
 7/12/03     2676.665255  7.4     0.03526982      47.04           -333.45        9,870.11      17,052.51         47.36    3,206.71
 8/12/03     2689.422755  7.44    0.03543375      47.26             53.35        9,923.46      17,153.13         48.03    3,254.75
 9/12/03     2702.231402  7.43    0.03671245      48.97            -13.34        9,910.13      17,188.76         50.24    3,304.98
10/12/03     2715.583426  7.28    0.03409199      45.47           -200.07        9,710.06      17,034.16         47.11    3,352.09
11/12/03     2728.30041   6.69    0.03542356      47.25           -786.94        8,923.11      16,294.46         49.40    3,401.49
12/12/03     2742.746764  6.91    0.03542446      47.25            293.44        9,216.55      16,635.15         49.91    3,451.40
 1/12/04     2756.807592  7.15    0.03634219      48.47            320.11        9,536.66      17,003.73         51.72    3,503.12
 2/12/04     2770.81996   7.43    0.03522892      46.99            373.46        9,910.13      17,424.19         50.62    3,553.74
 3/12/04     2783.957644  7.5     0.03173384      42.33             93.37       10,003.49      17,559.88         46.02    3,599.76
 4/12/04     2795.737066  7.61    0.03935962      52.50            146.72       10,150.21      17,759.09         57.54    3,657.30
 5/12/04     2810.196875  7.63    0.03585845      47.83             26.68       10,176.89      17,833.60         52.94    3,710.24
 6/12/04     2823.403862  7.74    0.0387476       51.68            146.72       10,323.60      18,032.00         57.72    3,767.96
 7/12/04     2837.538244  7.83    0.03538429      47.20            120.04       10,443.65      18,199.23         53.21    3,821.17
 8/12/04     2850.361268  7.57    0.03593691      47.93           -346.79       10,096.86      17,900.38         54.50    3,875.67
 9/12/04     2863.892731  7.78    0.03720068      49.62            280.10       10,376.96      18,230.10         56.92    3,932.59
10/12/04     2877.586659  7.81    0.03445734      45.96             40.01       10,416.97      18,316.07         53.19    3,985.79
11/12/04     2890.282431  7.87    0.03214072      42.87             80.03       10,497.00      18,438.97         50.03    4,035.81
12/12/04     2902.086213  7.98    0.03625694      48.36            146.72       10,643.72      18,634.04         56.86    4,092.67
 1/12/05     2915.271772  7.99    0.03548279      47.33             13.34       10,657.05      18,694.71         56.12    4,148.79
 2/12/05     2928.218202  8.12    0.0353518       47.15            173.39       10,830.45      18,915.25         56.37    4,205.16
 3/12/05     2940.966698  7.82    0.03272839      43.65           -400.14       10,430.31      18,558.77         52.60    4,257.76
                                               8,128.46            880.31                                     4,257.76


                              LEBENTHAL FUNDS, INC.
                            LETTER OF INTENT (L.O.I.)

Although I am not obligated to invest and Lebenthal Funds Inc. (the "Fund") is not obligated to sell, it is my intention to invest over a 13 month period (the "L.O.I. Period") in an aggregate amount of shares of the Fund at least equal to that which is checked below, thereby entitling me to the reduced sales load applicable to such aggregate amount.

Lebenthal New York Municipal Bond Fund

                                  Sales                                  Sales
          Aggregate Amount        Load       Aggregate Amount            Load
          ----------------        -----      ----------------            -----

|_| $50,000.00 - $99,999.99       4.00%  |_| $100,000.00 - $249,999.99   3.50%
|_| $250,000.00 - $499,999.99     2.75%  |_| $500,000.00 - $999,999.99   2.00%
|_| $1,000,000.00 - $2,499,999.00 1.00%  |_| $2,500,000.00 or more        .50%

Lebenthal New Jersey Municipal Bond Fund

                                  Sales                                  Sales
          Aggregate Amount        Load       Aggregate Amount            Load
          ----------------        -----      ----------------            -----

|_| $50,000.00 - $99,999.99       4.00%  |_| $100,000.00 - $249,999.99   3.50%
|_| $250,000.00 - $499,999.99     2.75%  |_| $500,000.00 - $999,999.99   2.00%
|_| $1,000,000.00 - $2,499,999.00 1.00%  |_| $2,500,000.00 or more        .50%

Lebenthal Taxable Municipal Bond Fund

                                  Sales                                  Sales
          Aggregate Amount        Load       Aggregate Amount            Load
          ----------------        -----      ----------------            -----

|_| $50,000.00 - $99,999.99       4.00%  |_| $100,000.00 - $249,999.99   3.50%
|_| $250,000.00 - $499,999.99     2.75%  |_| $500,000.00 - $999,999.99   2.00%
|_| $1,000,000.00 - $2,499,999.00 1.00%  |_| $2,500,000.00 or more        .50%

I understand that purchases made within the last 90 days will be included as part of my intended investment.

In addition, I understand that a number of shares with a value equal to 4.50% of the dollar amount of intended purchases specified herein will be held in escrow (the "Escrowed Shares") by Lebenthal & Co., Inc. (the "Distributor") until the purchases are completed and that dividends and distributions on the Escrowed Shares will be paid to me. During the escrow period, I grant to the Distributor a security interest in the Escrowed Shares. If the intended purchases are not completed during the L.O.I. Period, I understand that I will be required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request to me by the Distributor, I agree that the Distributor has the right to redeem a sufficient number of Escrowed Shares to effect payment of the amount due. Any remaining Escrowed Shares will be released to my account.

Lebenthal New York Municipal Bond Fund

                         _________________________     ________________________
                             Shareholder Name              Account Number

Lebenthal New Jersey Municipal Bond Fund

                        _________________________     ________________________
                             Shareholder Name              Account Number

Lebenthal Taxable Municipal Bond Fund

                        _________________________     ________________________
                             Shareholder Name              Account Number

 345352.2

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                                               120 Broadway, New York, NY 10271
              LEBENTHAL                                          (212) 425-6116
              FUNDS, INC.                  OUTSIDE NYC TOLL FREE 1-800-221-5822
===============================================================================



                      STATEMENT OF ADDITIONAL INFORMATION
                                March 29, 1996


This Statement of Additional Information, although not in itself a prospectus, expands upon and supplements the information contained in the current Prospectus of Lebenthal Funds, Inc. (the "Fund"). Lebenthal New York Municipal Bond Fund (the "New York Portfolio"), Lebenthal Taxable Municipal Bond Fund (the "Taxable Portfolio") and Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Portfolio") (the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio together are referred to herein as the "Portfolio" or the "Portfolios"), dated March 29, 1996, and should be read in conjunction with the Prospectus. The Portfolios' Prospectus may be obtained from any Participating Organization or by writing or calling the Fund. This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.



                               Table of Contents

The Portfolios and Their Objectives...............2           Net Asset Value.................................29
  Investment Objectives, Policies and                         Fund Performance................................29
    Risks of the New York and New Jersey Portfolios2          Manager ........................................31
  Investment Objectives, Policies                             Management of the Fund..........................33
    and Risks of the Taxable Portfolio............3           Distribution and Service Plans..................35
  Description of the Portfolios'                              Description of Common Stock.....................37
    Investment Securities.........................4           Federal Income Taxes............................37
    Municipal Obligations.........................4           New York Income Taxes...........................40
    Floating Rate and Variable Rate Securities....6           New Jersey Income Taxes.........................40
    When-Issued Securities........................6           Custodian, Transfer Agent and
    Stand-by Commitments..........................7             Dividend Agent................................41
    Taxable Securities............................8           Description of Security Ratings
    Repurchase Agreements.........................8             and Notes.....................................42
  New York Risk Factors...........................8           Advertising Material..............................
  New Jersey Risk Factors........................16           Tax Equivalent Yield Tables.......................
Investment Restrictions..........................28           Independent Auditor's Report......................
Portfolio Transactions...........................29           Financial Statements..............................
How to Purchase and Redeem Shares................29



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THE PORTFOLIOS AND THEIR OBJECTIVES


As stated in the Prospectus, the Fund is an open-end, management investment company currently consisting of three portfolios, the Lebenthal New York
Municipal Bond Fund (the "New York Portfolio"), the Lebenthal Taxable Municipal Bond Fund (the "Taxable Portfolio") and the Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Portfolio") (the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio together are referred to herein as the "Portfolio" or the "Portfolios"). The New York Portfolio and the New Jersey Portfolio are non-diversified portfolios, whereas the Taxable Portfolio is a diversified portfolio. The investment objectives of the Portfolios described in this section may not be changed unless approved by the holders of a majority of the outstanding shares of the respective Portfolio that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.


As non-diversified investment companies, the New York Portfolio and the New Jersey Portfolio are not subject to any statutory restriction under the
Investment Company Act of 1940 (the "1940 Act") with respect to investing their assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. As a diversified investment company, 75% of the assets of the Taxable Portfolio is subject to the following limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities, and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Taxable Portfolio as a diversified investment company is a fundamental policy of the Portfolio and may be changed only with the approval of the holders of a majority of such Portfolio's outstanding shares.


The Fund intends to maintain its qualification as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of the assets of each Portfolio must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the assets of each Portfolio and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of each Portfolio's total assets may be invested in securities of one issuer other than U.S. government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.
(See "Federal Income Taxes" herein.)


Investment Objectives, Policies and Risks of the New York and New Jersey Portfolios

The New York and New Jersey Portfolios are each a municipal bond fund. The New York and New Jersey Portfolios' investment objectives are to maximize income, exempt from regular Federal income tax and from New York State and New York City personal income taxes (the "New York Income Tax"), with respect to the New York Portfolio, and from New Jersey gross income tax, with respect to the New Jersey Portfolio, consistent with preservation of capital and with consideration given to opportunities for capital gain. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the New York and New Jersey Portfolios' investment objectives, policies and risks in the Prospectus. The New York and New Jersey Portfolios each provide tax free income that when reinvested into additional shares of the New York and New Jersey Portfolios, respectively, provide investors growth by increasing the value of their total investment.


The New York and New Jersey Portfolios' assets will be invested primarily in long term investment grade tax-exempt securities issued by or on behalf of the State of New York with respect to the New York Portfolio, and the State of New Jersey, with respect to the New Jersey Portfolio and other states, Puerto Rico and other United States territories and possessions, and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). The average maturity of the Municipal Obligations in which the New York and New Jersey Portfolios will invest is 15-25 years. The New York and New Jersey Portfolios each attempts to invest 100%, and as a matter of fundamental policy invests at least 80%, of the value of its net assets in securities with remaining maturities of one year or more the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax and from New York State and New York City personal income taxes ("New York Municipal Obligations") with respect to the New York Portfolio, and from New Jersey gross income tax ("New Jersey Municipal Obligations") with respect to the New Jersey Portfolio. The New York and New Jersey Portfolios may each also invest in tax-exempt securities of issuers outside New York State or the State of New Jersey, respectively, if such securities bear interest which is exempt from regular Federal income tax and New York State and City personal income taxes or New Jersey gross income tax, respectively. The New York and New Jersey Portfolios each also reserves the right to invest up to 20% of the value of its net assets in securities, the interest on which is exempt from regular Federal income tax but not New York State and City personal income taxes with respect to the New York Portfolio, and New Jersey gross income tax with respect to


-------------------------------------------------------------------------------

                                      -2-
345175.2

-------------------------------------------------------------------------------


the New Jersey Portfolio, and other taxable obligations. Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal bonds to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, such tax-exempt interest may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax, may be purchased by the New York and New Jersey Portfolios without limit. (See "Federal Income Taxes" herein.)

The New York and New Jersey Portfolios will invest principally, without percentage limitations, in tax-exempt securities which on the date of investment are within the four highest credit ratings of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the New York and New Jersey Portfolios appears under the heading "Description of the New York and New Jersey Portfolios' Investment Securities." A description of the credit ratings appears under the heading "Description of Ratings". The New York and New Jersey Portfolios may invest in tax-exempt securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Adviser, it is believed that such securities are of comparable quality.

In unusual circumstances during adverse market conditions, as determined by the Manager, the New York and New Jersey Portfolios may each assume a temporary defensive position in which the New York or New Jersey Portfolio, respectively, may invest up to 100% of the value of its net assets on a temporary basis in securities, the interest on which is exempt from regular Federal income tax, but not New York State and City personal income taxes, with respect to the New York Portfolio, and New Jersey gross income tax, with respect to the New Jersey Portfolio, and in fixed-income securities, the interest on which is subject to regular Federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly- rated corporate debt securities (rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1+ by S&P, F-1+ by Fitch or P-1 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Investment in the Portfolios should be made with an understanding of the risk which an investment in New York Municipal Obligations or New Jersey Municipal Obligations, as the case may be, may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York and New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio.

Investment Objectives, Policies and Risks of the Taxable Portfolio


The Taxable Portfolio is a taxable municipal bond fund. The Taxable Portfolio's investment objectives are to maximize income consistent with preservation of capital and with consideration given to opportunities for capital gain. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the Taxable Portfolio's investment objectives, policies and risks in the Prospectus.


The Taxable Portfolio's assets will be invested primarily in long term investment grade taxable securities issued by or on behalf of states and municipal governments, other United States territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The average maturity of the Taxable Municipal Obligations in which the Taxable Portfolio will invest is over 10 years. The Taxable Portfolio attempts to invest 100%,

-------------------------------------------------------------------------------


                                      -3-
345175.2

-------------------------------------------------------------------------------


and as a matter of fundamental policy invests at least 65%, of the value of its total assets in taxable securities with remaining maturities of one year or more. The interest on the Taxable Municipal Obligations is includable in gross income for federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. (See "Federal Income Taxes" herein.)

The Taxable Portfolio will invest principally, without percentage limitations, in securities which on the date of investment are within the four highest credit ratings of Moody's (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), S&P (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the Taxable Portfolio appears under the heading "Description of the Taxable Portfolio's Investment Securities." A description of the credit ratings appears under the heading "Description of Ratings." The Taxable Portfolio may invest in securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.

In unusual circumstances during adverse market conditions, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which the Taxable Portfolio may invest up to 100% of the value of its net assets on a temporary basis in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, tax-exempt securities, highly-rated corporate debt securities (rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1+ by S&P, F-1+ by Fitch or P-1 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Investment in the Portfolio should be made with an understanding of the risks which an investment in Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

DESCRIPTION OF THE PORTFOLIOS' INVESTMENT SECURITIES

 Municipal Obligations

(1) Municipal Bonds include long term, and for the Taxable Portfolio, taxable, obligations that are rated Baa or better at the date of purchase by Moody's, or BBB or better by S&P or Fitch or, if not rated, are of comparable quality as determined by the Manager on the basis of the Manager's credit evaluation of the obligor or credit enhancement issued in support of the obligation. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

    The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs contained in the New York Portfolio and New Jersey Portfolio is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain

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    conditions.  (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or the other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for a particular IRB, the IRB or the participation certificates in the IRB purchased by the Portfolio will be supported by letters of credit, guarantees or insurance that meet the quality criteria of the respective Portfolio and provide the demand feature which may be exercised by the Portfolios at any time to provide liquidity. Shareholders should note that the Portfolios may invest in IRBs acquired in transactions involving a Participating Organization.


(2) Municipal Notes include notes with remaining maturities of one year or less that are rated MIG-1, MIG-2, MIG-3 or MIG-4 at the date of purchase by Moody's, SP-1, SP-2 or SP-3 by S&P or F-1, F-2 or F-3 by Fitch or, if not rated, are of comparable quality as determined by the Board of Directors of the Fund. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States.


(3) Municipal Commercial Paper includes commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P or F-1 or F-2 by Fitch or, if not rated, is of comparable quality as determined by the Board of Directors of the Fund. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the Commercial Paper.


(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. These types of municipal leases are considered illiquid and are subject to the 15% limitation on investments in illiquid securities as set forth under "Investment Restrictions" herein. (See "Investment Restrictions" herein.) Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Portfolios will only purchase municipal leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of municipal leases may be considered illiquid and are subject to the 15% limitation of investments in illiquid securities set forth under "Investment Restrictions" herein. The Board of Directors may adopt guidelines and delegate to the Adviser or the Manager of the Portfolios, as the case may be, the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Adviser or the Manager of the Portfolios, as the case may be, may consider such factors as the frequency of trades for the obligation, the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such leases will be subject to the 15% limitation on investments in illiquid securities.


(5) Each Portfolio may also purchase any other Federal tax-exempt and, where applicable, New York or New Jersey income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in a Portfolio would be consistent with such Portfolio's investment objectives and policies. Subsequent to its purchase by a Portfolio, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such Municipal Obligation by the applicable Portfolio but the Adviser (as defined below) will consider such event in determining

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345175.2

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    whether such Portfolio  should continue to hold the Municipal  Obligation.
    To the extent that the ratings given to the Municipal Obligation or other securities held by such Portfolios are altered due to changes in either the Moody's, S&P's or Fitch's ratings systems (see "Description of Ratings" herein for an explanation of S&P, Moody and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus.

Floating Rate and Variable Rate Securities

The Portfolios may purchase floating rate and variable rate put option securities including participation interests therein. Floating and variable rate put option securities bear a variable interest rate which generally is determined by the bond remarketing agent based on current market conditions, although certain issuers may set rates using a designated base rate or a specified percentage thereof. The rate of interest used will be that rate which would enable the securities to be remarketed. These securities have a put feature which allows the holder to demand payment of the obligation on short notice at par plus accrued interest. Frequently, these securities are backed by letters of credit or similar liquidity facilities provided by banks.

The  New  York   Portfolio  and  the  New  Jersey   Portfolio  may  invest  in
participation interests purchased from banks in variable rate tax-exempt securities owned by banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that such Portfolio's participation interest bears to the total principal amount of the tax-exempt security and provides a demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. The Portfolio has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of such Portfolio's participation interest in the tax-exempt security, plus accrued interest. The New York Portfolio or the New Jersey Portfolio intend to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain the investment quality of the portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments are purchased by the Portfolio.

The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Portfolios, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Portfolio's commitment to purchase. Although each Portfolio will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, each Portfolio may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in a Portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A segregated account of the Fund consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established at the respective Portfolio's custodian banks. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio. On the settlement date of the when-issued securities, the Portfolio will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.

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Stand-by Commitments

When each Portfolio purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by one of the Portfolios with respect to a particular Municipal Obligation held in such Portfolio.

The amount payable to a Portfolio upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Portfolio paid on the acquisition), less any amortized market premium or plus an amortized market or original issue discount during the period the Portfolio owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The right of each Portfolio to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Portfolio although it could sell the underlying Municipal Obligation to a third party at any time.

Each Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in each Portfolio would not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment was acquired.

Each Portfolio would enter into stand-by commitments only with banks and other financial institutions that, in the Adviser's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not have a sufficient quality rating, only where the issuer of the stand-by commitment has received a sufficient quality rating from an unaffiliated nationally recognized rating organization or, if not rated, presents a minimal risk of default as determined by the Board of Directors. Each Portfolio's reliance upon the credit of these banks and broker-dealers would be supported by the value of the underlying Municipal Obligations held by such Portfolio that were subject to the commitment.

Each Portfolio intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit a Portfolio to be fully invested in securities the interest on which, excluding the Taxable Portfolio, is exempt from regular Federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by each Portfolio would be valued at zero in determining net asset value. In those cases in which one of the Portfolios paid directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by such Portfolio. Stand-by commitments would not affect the dollar-weighted average maturity of the Portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that each Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by such Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, a Portfolio may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal
Obligations subject to stand-by commitments will be exempt from regular Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, a Portfolio will not engage in the purchase of securities subject to stand-by commitments. The New Jersey Portfolio may apply to the New Jersey Division of Taxation for a ruling that income from the stand-by commitments will be exempt from the New Jersey Gross Income Tax.

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                                      -7-
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Taxable Securities

Although the New York Portfolio and the New Jersey Portfolio will attempt to invest 100% of their net assets in tax-exempt Municipal Obligations, the New York Portfolio and the New Jersey Portfolio may invest up to 100% of the value of its net assets on a temporary basis, and the Money Fund may invest up to 20% of the value of its net assets, in securities of the kind described below, the interest income on which is subject to Federal and New Jersey income tax, as determined by the Manager that the Portfolio may assume a temporary defensive position due to adverse market conditions. The Taxable Portfolio will attempt to invest 100% and as a matter of fundamental policy invests at least 65% of its total assets in Taxable Municipal Obligations.

For purposes of the New York Portfolio and the New Jersey Portfolio, investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by S&P or Fitch or Aa3, or better, by Moody's); prime commercial paper (rated A-1+ by S&P, P-1 by Moody's or F-1+ by Fitch) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. (See "Federal Income Taxes.") For purposes of the Taxable Portfolio, taxable securities will be substantially in Taxable Municipal Obligations as well as the securities described in this paragraph.

Repurchase Agreements

Each Portfolio may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by each Portfolio shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian shall have possession of the collateral, which the Fund's Board of Directors believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board of Directors believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Portfolio. Each Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by such Portfolio exceeds 15% of such Portfolio's net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

NEW YORK RISK FACTORS

This summary is included for the purpose of providing a general description of New York State's (the "State") and New York City (the "City") credit and financial condition. The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of State and City municipal bonds. The Fund has not independently verified this information.


State Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence.
Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent


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on the specialized services traditionally  available almost exclusively in the
City. In recent years the State's economic position has improved in a manner consistent with that for the Northeast as a whole.

The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

New York City. The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and publishing.

The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product (GCP) fell in those two years. For the 1992 fiscal year, the City closed a projected budget gap of $3.3 billion in order to achieve a balanced budget as required by the laws of the State. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. The City's current four-year financial plan assumes that, after noticeable improvements in the City's economy during calendar year 1994, economic growth will slow in calendar years 1995 and 1996 with local employment increasing modestly. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property tax revenues from those forecasted.

For each of the 1981 through 1994 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), and the City's 1995 fiscal year results are projected to be balanced in accordance with GAAP. The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. For fiscal year 1995, the City has adopted a budget which has halted the trend in recent years of substantial increases in City spending from one year to the next. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

Pursuant to the laws of the State, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board"). If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financing requirements, the Control Board would be required by State law to exercise powers, among others, of prior approval of City financial plans, proposed borrowings and certain contracts.

The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years (the "1996-1999 Financial Plan" or "Financial Plan"). The City's
projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the results of a pending actuarial audit of the City's pension system which is expected to significantly increase the City's annual pension costs, the ability to implement proposed reductions in City

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personnel and other cost reduction  initiatives,  which may require in certain cases the cooperation of the City's municipal unions, revenue generating transactions and provision of State and Federal aid and mandate relief.

Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make other capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned capital and operating expenditures.

The City submitted to the Control Board on July 21, 1995 a fourth quarter modification to the City's financial plan for the 1995 fiscal year, which projects a balanced budget in accordance with GAAP for the 1995 fiscal year, after taking into account a discretionary transfer of $75 million. On July 11, 1995, the City submitted to the Control Board the Financial Plan for the 1996 through 1999 fiscal years, which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

The 1996-1999 Financial Plan projects revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. The projections for the 1996 fiscal year reflect proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year. The proposed actions in the Financial Plan for the 1996 fiscal year include (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payments by the City; (ii) expenditure reductions in agencies, totalling $1.2 billion; (iii) transitional labor savings, totalling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City pension systems, which would reduce such costs in the 1996 fiscal year. Other proposed actions include (i) welfare savings of $100 million from increased fraud detection; (ii) $170 million of additional expenditure reductions in agencies and HHC; (iii) a delay in the proposed reduction in the commercial rent tax, which would increase projected revenues by $62 million in the 1996 fiscal year; (iv) an increase of $75 million in projected tax collections for the 1996 fiscal year;
(v) $50 million of proposed additional State aid not included in the adopted State budget and $75 million of proposed additional Federal aid; (vi) certain revenue initiatives, including the proposed sale of delinquent tax liens and the U.N. Plaza Hotel for $104 million; and (vii) savings from the proposed refunding of outstanding debt, totalling $50 million.

The proposed agency spending reductions include the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. The substantial agency expenditure reductions proposed in the Financial Plan may be difficult to implement, and the Financial Plan is subject to the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives. In addition, certain initiatives are subject to negotiation with the City's municipal unions, and various actions, including proposed anticipated State aid totalling $50 million are subject to approval by the Governor and State Legislature.

The City annually prepares a modification to its financial plan in October or November which amends the financial plan to accommodate any revisions to forecast revenues and expenditures and to specify any additional gap-closing initiatives to the extent required to offset decreases in projected revenues or increases in projected expenditures (the "First Quarter Modification"). Subsequent to the preparation of the Financial Plan, the City has agreed to pay for a portion of the cost of student transit passes, which will result in a $45 million increase in expenditures for the 1996 fiscal year. In addition, the City is in the process of identifying any additional spending requirements or revenue losses affecting the 1996 fiscal year. In October or November, 1995, the Mayor is expected to publish the First Quarter Modification for the 1996 fiscal year.

The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to eliminate projected gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year.

The projections for the 1996 through 1999 fiscal years assume (i) agreement with the City's unions with respect to approximately $100 million of savings to be derived from efficiencies in management of employee health insurance programs and other health benefit related savings for each of the 1996 through 1999 fiscal years to be negotiated with the City's unions; (ii) $200 million

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of additional  anticipated State aid and $75 million of additional anticipated
Federal aid in each of the 1997 through 1999 fiscal years; (iii) that HHC and BOE will each be able to identify actions to offset substantial revenue shortfalls reflected in the Financial Plan, including approximately $254 million annual reduction in revenues for HHC, which results from the reduction in Medicaid payments proposed by the State and the City, without any increase in City subsidy payments to HHC; (iv) the continuation of the current assumption of no wage increases after fiscal year 1995 for City employees unless offset by productivity increases; (v) $130 million of additional revenues as a result of increased rent payments for the City's airports proposed by the City, which is subject to further discussion with the Port Authority; and (vi) savings of $45 million in each of the 1997 through 1999 fiscal years which would result from the State Legislature's enactment of proposed tort reform legislation. In addition, the 1996-1999 Financial Plan anticipates the receipt of substantial amounts of Federal aid. Certain Federal legislative proposals contemplate significant reductions in Federal spending, including proposed Federal welfare reform, which could result in caps on, or block grants of, Federal programs.

The proposed gap-closing actions, a substantial number of which are not specified in detail, include additional agency expenditure reductions, primarily resulting from a partial hiring freeze, totalling between $388 million and $684 million in each of the 1997 through 1999 fiscal years; reductions in expenditures resulting from proposed procurement initiatives totalling between $50 million and $100 million in each of the 1997 through 1999 fiscal years; revenue initiatives totalling between $100 million and $200 million in each of the 1997 through 1999 fiscal years; the availability in each of the 1997, 1998 and 1999 fiscal years of $100 million of the general reserve appropriated in the prior year; and additional reduced expenditures resulting from further revisions in entitlement programs to reduce City expenditures by $250 million, $400 million and $400 million in the 1997, 1998 and 1999 fiscal years, respectively, which may be subject to State or Federal approval.

On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. continues to rate the City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1.

In January 1993, the City announced a settlement with a coalition of 19 municipal unions for a 39-month period that extends into fiscal year 1995. The settlement resulted in a total net expenditure increase of 8.25% of covered employee payroll over a 39- month period, ending March 31, 1995, for most of these employees. Subsequently, the City reached agreement with all of its major bargaining units on terms which are generally consistent with the coalition agreement.

Contracts with all of the City's municipal unions either expired in the 1995 fiscal year or will expire in the 1996 fiscal year. The Financial Plan provides no additional wage increases for City employees after the 1995 fiscal year. Each 1% wage increase for all union contracts commencing in the 1995 or 1996 fiscal year would cost the City an additional $141 million for the 1996 fiscal year and $161 million each year thereafter above the amounts provided for in the Financial Plan. The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

The projections and assumptions contained in the 1996-1999 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized.

From time to time, the Control Board staff, the Municipal Assistance Corporation for the City of New York ("MAC"), Office of the State Deputy Comptroller ("OSDC"), the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

On July 24, 1995, the City Comptroller issued a report on the Financial Plan. The report concluded that the Financial Plan includes total risks of $749 million to $1.034 billion for the 1996 fiscal year. These risks include (i) possible tax revenue shortfalls

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of $53  million;  (ii) a possible  $20  million to $60  million  shortfall  in savings resulting from unspecified improvements in the City's health benefits system; (iii) a potential shortfall of up to $40 million in projected savings from an early retirement program; (iv) the receipt of $125 million of unspecified additional Federal and State assistance; (v) up to $203 million of projected savings from the public assistance eligibility review and electronic signature program for public assistance recipients; (vi) $93 million of greater than projected expenditures for overtime; (vii) $284 million of greater than projected expenditures and lower than projected revenues at BOE; and (viii) the receipt of $130 million of lease payments from the Port Authority. Other potential uncertainties identified in the report include the projected $253.6 million deficit for the Health and Hospitals Corporation ("HHC"), $160 million of the $600 million in labor savings for the 1996 fiscal year which are yet to be identified, and the impact on the City of a possible reduction in Federal entitlement programs. Subsequently, the City Comptroller stated that an additional $129 million of anticipated State and Federal assistance for BOE might not be received by BOE.

With respect to the 1997 through 1999 fiscal years, the report noted that the gap-closing program in the Financial Plan does not include information about how the City will implement the various gap-closing programs, and that the entitlement cost containment and revenue initiates will require approval of the State legislature. Taking into account the same categories of risks for the 1997 through 1999 fiscal years as the report identified for the 1996 fiscal year and the uncertainty concerning the gap-closing program, the report estimated that the Financial Plan includes total risks of $2.0 billion to $2.5 billion in the 1997 fiscal year, $2.8 billion to $3.3 billion in the 1998 fiscal year and $2.9 billion to $3.4 billion in the 1999 fiscal year. The report further noted that the City Comptroller continues to oppose the proposed sale of the water system, primarily because of the unwillingness of the City to guarantee that $1 billion from the $2.3 billion in proceeds of the sale will be used only to fund capital and not operating expenses, and concerns about the jurisdiction and composition of the Water Board once title to the Water Board has been transferred.

In early December, 1994, the City Comptroller issued a report which noted that the City is currently seeking to develop and implement plans which will satisfy the Federal Environmental Protection Agency that the water supplied by the City watershed areas does not need to be filtered. The City Comptroller noted that, if the City is ordered to build filtration plants, they could cost as much as $4.57 billion to construct, with annual debt service and operating costs of more than $500 million, leading to a water rate increase of 45%.

On December 16, 1994, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be greatly reduced in future years due to the decline in value of taxable real property. The report noted that, under the State constitution, the City is permitted to issue debt in an amount not greater than 10% of the average full value of taxable real estate for the current year and preceding four years, that the latest estimates produced by the State Board of Equalization and Assessment relating to the full value of real property, using data from a 1992 survey, indicate a 19% decline in the market value of taxable real property from the previous survey in 1990, and that the State Board has decided to use a projected annual growth rate of 8.84%, as compared to its previous projection of 14% for estimating full value after 1992. The report concludes that the City will be within the projected legal debt incurring limit in the 1996 fiscal year. However, the report concluded that, based on the most likely forecast of full value of real property, the debt incurring power of the City would be curtailed in the 1997 and 1998 fiscal years substantially. The City Comptroller recommended, among other things, prioritization of capital projects to determine which can be delayed or cancelled, and better maintenance of the City's physical plant and infrastructure, which would result in less capital spending for repair and replacement of capital structures.

On July 21, 1995, the staff of the Control Board issued a report on the Financial Plan which identified risks of $873 million, $2.1 billion, $2.8 billion and $2.8 billion for the 1996 through 1999 fiscal years, respectively. With respect to the 1996 fiscal year, the principal risks included (i) possible shortfalls in projected tax revenues totaling $50 million, (ii) the possibility that revenue actions and expenditure reduction initiatives for BOE totaling $266 million might not be successfully implemented, (iii) possible shortfalls totaling $172 million in proposed welfare savings from increased fraud detection, and (iv) uncertainty concerning the $50 million of proposed additional State aid and $75 million of proposed additional Federal aid, the proposed receipt of $130 million of increased rent payments for the City's airports and the $100 million of savings to be derived from health benefit-related savings, which are subject to negotiations with or approvals by other parties. Additional risks identified for the 1997 through 1999 fiscal years include the possibility of additional tax revenue shortfalls, uncertainty concerning the ability of the City to implement the gap-closing actions for such years and uncertainty concerning the projected receipt of additional anticipated State aid. Other areas of concern identified in the report included the projected deficit at HHC of approximately $400 million, reflecting the impact on HHC of the entitlement reductions contained in the State budget and the City's reduction in the subsidy provided to HHC, and the assumption in the Financial Plan that the City will realize the full $400 million of projected savings in public assistance and Medicaid payments enacted at the State level. The report noted that substantially more information is needed concerning the proposed gap-closing actions for the 1997-1999 fiscal years.

On June 14, 1995, the staff of the OSDC issued a report on the Financial Plan with respect to the 1995 fiscal year. The report noted that, during the 1995 fiscal year, the City faced adverse financial developments totaling over $2 billion resulting from the

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inability to initiate  approximately 35% of the City's gap-closing program, as well as newly-identified spending needs and revenue shortfalls resulting from the adverse impact on the City's personal income, general corporation and other tax revenues of the policy of the Federal Reserve of increasing short-term interest rates and the related downturn in the bond market and profits and bonus income on Wall Street. The report noted that the City relied heavily on one-time actions to offset these adverse developments, using $2 billion in one-time resources in the 1995 fiscal year, or nearly double the 1994 amount.

On July 24, 1995, the staff of the OSDC issued a report on the Financial Plan. The report concluded that there remains a budget gap for the 1996 fiscal year of $392 million, largely because the City and its unions have yet to reach an agreement on how to achieve $160 million in unspecified labor savings and the remaining $100 million in recurring health insurance savings from last year's agreement. The report also identified a number of issues that present a net potential risk of $409 million to the City's revenue and expenditure forecasts for the 1996 fiscal year, including risks of (i) $160 million associated with anticipated increases in Federal and State assistance, (ii) $130 million relating to projected Port Authority airport lease payments, and (iii) $100 million with respect to unfunded BOE mandates. The report also identified several other concerns regarding the 1996 fiscal year, including concerns that
(i) detailed programs have not yet been fully developed to meet the $564 million and $400 million cost- reduction targets established for BOE and HHC, respectively, (ii) State and City initiatives to reduce public assistance and Medicaid costs, which are expected to reduce City costs by $745 million in the 1996 fiscal year, will require close monitoring to ensure that financial targets are met; (iii) the City has not provided sufficient assurances that the bond proceeds from its proposed sale of the water and sewer system would be used strictly for capital spending purposes; and (iv) the Financial Plan makes no provision for wage increases in the collective bargaining agreements between the City and its unions, which generally will expire by October, 1995. The report further noted that growth in City revenues is being constrained by the weak economy in the City, which is likely to be compounded by the slowing national economy, and that there is a likelihood of a national recession during the course of the Financial Plan. Moreover, the report noted that State and Federal budgets are undergoing tumultuous changes, and that the potential for far-reaching reductions in intergovernmental assistance is clearly on the horizon, with greater uncertainty about the impact on City finances and services.

A substantial portion of the capital improvements in the City are financed by indebtedness issued by MAC. MAC was organized in 1975 to provide financing assistance for the City and also to exercise certain review functions with respect to the City's finances. MAC bonds are payable out of certain State sales and compensating use taxes imposed within the City, State stock transfer taxes and per capita State aid to the City. Any balance from these sources after meeting MAC debt service and reserve fund requirements and paying MAC's operating expenses is remitted to the City or, in the case of the stock transfer taxes, rebated to the taxpayers. The State is not, however, obligated to continue the imposition of such taxes or to continue appropriation of the revenues therefrom to MAC, nor is the State obligated to continue to appropriate the State per capita aid to the City which would be required to pay the debt service on certain MAC obligations. MAC has no taxing power and MAC bonds do not create an enforceable obligation of either the State or the City. As of June 30, 1995, MAC had outstanding an aggregate of approximately $4.882 billion of its bonds.

New York State and its Authorities. The State's current fiscal year commenced on April 1, 1995, and ends on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year. The prior fiscal year, which ended on March 31, 1995, is referred to herein as the State's 1994-95 fiscal year. The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

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This gap is projected to be closed in the 1995-96 State  Financial  Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care program; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, State University of New York ("SUNY") and City University of New York ("CUNY"), mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

There are risks and uncertainties concerning the future-year impact of tax reductions and other measures in 1995-96 budget.

The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. For example, various proposals relating to Federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the Federal government, and changes in the demand for and use of State services.

The State Division of the Budget ("DOB") believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely from time to time.

The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries.

The State Financial Plan is based on a projection by DOB of national and State economic activity. DOB forecasts that national economic growth will weaken, but not turn negative, during the course of 1995 before beginning to rebound by the end of the year. This dynamic is often described as a "soft landing". The overall rate of growth of the national economy during calendar year 1995 will be slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in the

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real gross  domestic  product  during 1995 is  projected  to be moderate  (3.0 percent), with declines in defense spending and net exports more than offset by increases in consumption and investment. Continuing efforts by business and government to reduce costs are expected to exert a drag on economic growth. Inflation, as measured by the Consumer Price Index, is projected to remain about 3 percent due to moderate wage growth and foreign competition. Personal income and wages are projected to increase by about 6 percent or more.

New York's economy is expected to continue to expand modestly during 1995, but there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995. Bonus payments in the securities industry are expected to increase from last year's depressed level.

As noted above, the financial condition of the State is affected by several factors, including the strength of the State and regional economy and actions of the Federal government, as well as State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels. Any such recurring imbalance would be exacerbated if the State were to use a significant amount of nonrecurring resources to balance the budget in a particular fiscal year. To address a potential imbalance for a given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

The General Fund is the general operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected to account for approximately 49 percent of total governmental-fund receipts and 51 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. The 1995-96 enacted budget combines significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97 in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State's 1995-96 fiscal year are expected to provide greater reductions in State fiscal year 1996-97. These include actions to reduce the State workforce, reduce Medicaid and welfare expenditures and slow community mental hygiene program development. The net impact of these and other factors is expected to produce a potential imbalance in receipts and disbursements in State fiscal year 1996-97. The Governor has indicated that in the 1996-97 Executive Budget he will propose to close this potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. On October 2, 1995, the State Comptroller released a report in which he reaffirmed his estimate that the State will face a budget gap of at least $2.7 billion for the 1996-97 fiscal year and a projected gap of at least $3.9 billion for the 1997-98 fiscal year.

On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A-and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on July 13, 1995, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On July 3, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.


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The fiscal  stability  of the State is related to the fiscal  stability of its authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. The authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, there were 18 authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these 18 authorities was $70.3 billion. As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

There  are  statutory   arrangements  providing  for  State  local  assistance
payments, otherwise payable to localities, to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements if local assistance payments are so diverted, the affected localities could seek additional State assistance.

The Metropolitan Transit Authority ("MTA"), a State agency, oversees the operation of the City's subway and bus system by its affiliates, the New York City Transit Authority and Bronx Surface Transit Operating Authority (the "Transit Authority" or "TA") and commuter rail and bus lines serving the New York metropolitan area. Fare revenues from such operations have been insufficient to meet expenditures, and the MTA depends heavily upon a system of State, local, Triborough Bridge and Tunnel Authority ("TBTA") and, to the extent available, Federal support. Over the past several years, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12 county region served by the MTA and a special one-quarter of 1% regional sales and use tax, that provide additional revenues for mass transit purposes including assistance to the MTA. For the 1995-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.

In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the MTA Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program was expected to be financed in significant part through dedication of the State petroleum business tax receipts. However, in December 1994 the proposed bond resolution based on such tax receipts was not approved by the MTA Capital Program Review Board. Further consideration of the resolution was deferred until 1995.

There can be no assurance that all the necessary governmental actions for the MTA 1992-96 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the MTA 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. If the MTA Capital Program is delayed or reduced, ridership and far revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve state programs and miscellaneous tort, real property, and contract claims. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. The State believes that the 1995-96 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-96 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1995-96 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan.


NEW JERSEY RISK FACTORS

The information summarized below describes some of the more significant aspects relating to New Jersey's credit and financial condition. The sources of such information are the official statements of issuers located in New Jersey as well as other publicly available documents.

Certain Economic Information. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with

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selective  commercial  agriculture.  Historically,  New  Jersey's  average per capita income has been well above the national average, and in 1993 the State ranked second among the states in per capita personal income ($26,732).

The Fund is susceptible to political, economic or regulatory factors affecting issuers of the New Jersey securities. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.


The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the unemployment rate fell to 6.9% during the first quarter of 1995.


New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

In addition to the Constitutional provisions, the New Jersey Statutes contain provisions concerning the budget and appropriation system. On or before October 1 in each year, each department, board, commission, officer or other agency of the State must file with the Budget Director a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. On or before December 31 of each year, the Budget Director submits the requests, together with her findings, comments and recommendations, to the Governor. It is then the responsibility of the Governor to examine and consider all requests and formulate her budget recommendations.

The Governor's Budget Message must embody the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency. After a process of legislative committee review, the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submissions, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of her line-item veto power, or veto the bill in its entirety. Like any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature.


During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. Under the State Constitution, no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

General Obligation Bonds. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal and interest payments and, if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1995, there was a total authorized bond indebtedness of approximately $9.48 billion, of which $3.65 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.83 billion was unissued. The appropriation for debt service obligation for such outstanding indebtedness is $466.3 million for Fiscal Year 1996. In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you go basis. In Fiscal Year 1996, the amount appropriated to this purpose is $217.1 million.


All appropriations for capital projects and all proposals for State bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning. This permanent commission was

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established in November 1975, and is charged with the preparation of the State
Capital Improvement Plan, which contains proposals for State spending for capital projects.


Tax and Revenue Anticipation Notes. In fiscal year 1992 New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. For fiscal year 1995, the State issued $800 million tax and revenue anticipation notes that matured in June 1995. It is anticipated that this program will continue in fiscal year 1996. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from moneys on deposit in the General Fund and Property Tax Relief Fund which are attributable to New Jersey's 1995 fiscal year and are legally available for such payment.

Lease Financing. The State has entered into a number of leases relating to the financing of certain real property and equipment. The State leases the Richard
J. Hughes Justice Complex in Trenton from the Mercer County Improvement Authority (the "Authority"). On August 8, 1991 the Authority defeased outstanding lease bonds originally issued to finance construction of the Richard J. Hughes Justice Complex through the issuance of custody receipts (the "Custody Receipts") in the aggregate principal amount of $98,760,000. The rental is sufficient to cover the debt service on the Authority's Custody Receipts. The State's obligation to pay the rentals is subject to appropriations being made by the State Legislature.

The State has also entered into a lease agreement, as lessee, with the New Jersey Economic Development Authority, as lessor (EDA) to lease (i) office buildings that house the New Jersey Division of Motor Vehicles, New Jersey Network (the State's public television station) and a branch of the United States Postal Service and a parking facility and (ii) approximately 13 acres of real property and certain infrastructure improvements thereon located in the City of Newark. The rental payments required to be made by the State under such lease agreements are sufficient to cover debt service on bonds issued by the EDA to finance the acquisition and construction of such projects and other amounts payable to the EDA, including certain administrative expenses of the EDA, and such rental payments are subject to annual appropriation by the State Legislature.


The State has also entered into a sublease with the EDA to lease two parking lots, certain infrastructure improvements and related elements located at Liberty State Park in the City of Jersey City. The rental payments required to be made by the State under such sublease agreement will be sufficient to cover debt service on bonds issued by the EDA and other amounts payable to the EDA, and such rental payments are subject to appropriation by the State Legislature.


The State also leases several office buildings, facilities and improvements from the New Jersey Building Authority on a basis similar to that described above. The Building Authority bonds are secured by annual rentals from the State which are subject to annual appropriations by the State legislature.

Beginning in April 1984, the State, acting through the Director of the Division of Purchase and Property, entered into a series of lease purchase agreements which provide for the acquisition of equipment and real property to be used by various departments and agencies of the State. To date, the State has completed eleven lease purchase agreements which have resulted in the issuance of Certificates of Participation totaling $749,350,000. A Certificate of Participation evidences a proportionate interest of the owner thereof in the lease payments to be made by the State under the terms of the agreement. The agreements relating to these transactions provide for semi-annual rental payments. The State's obligation to pay rentals due under these leases is subject to annual appropriations being made by the State Legislature. The majority of proceeds from these transactions have been or will be used to acquire equipment or services for the State and its agencies. The State intends to continue to use this financing technique for a substantial portion of its future equipment requirements.

State Supported School and County College Bonds. Legislation provides for future appropriations for State aid to local school districts equal to debt service on a maximum principal amount of $280,000,000 of bonds issued by such local school districts for construction and renovation of school facilities and for State aid to counties equal to debt service on up to $80,000,000 of bonds issued by counties for construction of county college facilities. The New Jersey Legislature is not legally bound to make such future appropriations, but has done so to date on all outstanding obligations issued under these laws.


"Moral Obligation" Financing. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes

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referred to as "moral obligation"  bonds. There is no statutory  limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities.


The following table sets forth the "moral obligation" bonded indebtedness issued by New Jersey entities as of June 30, 1995:



                                                              Maximum Annual Debt Service
                                         Outstanding          Subject to Moral Obligation
New Jersey Housing and Mortgage        $554,390,156.41              $50,775,490.73
    Finance Agency

South Jersey Port Corporation            86,525,000.00                7,379,256.00


Higher Education Assistance              94,996,064.00                9,792,628.13
    Authority                       ----------------------      ----------------------

                                       $735,911,220.41              $67,947,374.86




Higher Education Assistance Authority. The Higher Education Assistance Authority ("HEAA") has issued $94,996,064 aggregate principal amount of revenue bonds. It is anticipated that the HEAA's revenues will be sufficient to cover debt service on its bonds.


New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to cover debt service on its bonds.


South Jersey Port Corporation. New Jersey has periodically provided the South Jersey Port Corporation (the "Corporation") with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1986 through 1993, the State has made appropriations totaling $18,137,565 to pay property taxes and for calendar years 1989 through 1995, the State has made appropriations totalling $20,988,519.25 to pay debt service.


New Jersey Sports and Exposition Authority. On March 2, 1992, the New Jersey Sports and Exposition Authority ("Sports Authority") issued $147,490,000 in New Jersey guaranteed bonds and defeased all previously outstanding New Jersey guaranteed bonds of the Sports Authority. New Jersey officials have stated the belief that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to New Jersey's guarantee.


Legislation enacted in 1992 authorizes the Sports Authority to issue bonds for various purposes payable from New Jersey appropriations. Pursuant to this legislation, the Sports Authority and the New Jersey Treasurer have entered into an agreement ("State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the New Jersey Treasurer will credit to the Sports Authority Fund amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the New Jersey Legislature. As of June 30, 1995 there were approximately $473,410,000 aggregate principal amount of Sports Authority bonds outstanding the debt service on which is payable from amounts under the State Contract.

New Jersey Transportation Trust Fund Authority. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority ("TTFA"), an instrumentality of New Jersey organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TFA Act") for the purpose of funding a portion of New Jersey's share of the cost of improvements to New Jersey's transportation system. Pursuant to the TFA Act, the TTFA, the New Jersey Treasurer and the Commissioner of Transportation executed a contract ("Contract") which provides for the payment of certain amounts to the TTFA. The payment of all such amounts is subject to and dependent upon appropriations being made by the New Jersey Legislature and there is no requirement that the Legislature make such appropriation.

Pursuant to the TFA Act, the aggregate principal amount of the TTFA's bonds, notes or other obligations which may be issued in any one fiscal year generally may not exceed $700 million plus amounts carried over from the prior fiscal year. These bonds are special obligations of the TTFA payable from the payments made by New Jersey pursuant to the Contract.


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Economic  Recovery Fund Bonds.  Legislation  enacted during 1992 by New Jersey authorizes the EDA to issue bonds for various economic development purposes. Pursuant to that legislation, EDA and the New Jersey Treasurer have entered into an agreement ("ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the New Jersey Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the New Jersey Legislature.


Market Transition Facility Bonds. Legislation enacted in June 1994 authorizes the EDA to issue bonds to pay the current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. On July 26, 1994 the EDA issued $700,270,000 aggregate principal amount of Market Transition Facility Senior Lien Revenue Bonds. The EDA and the State Treasurer have entered into an agreement which provides for the payment to the EDA of amounts on deposit in the DMV Surcharge Fund to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

Educational  Facilities Authority.  Legislation enacted in 1993 authorizes the
Educational Facilities Authority ("EFA") to issue bonds to finance the purchase of equipment to be leased to institutions of higher learning. On August 17, 1994 the EFA issued $100,000,000 aggregate principal amount of Higher Education Leasing Fund Program bonds. The EFA and the State Treasurer have entered into an agreement which provides to the EFA amounts required to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature. Other legislation enacted in 1993 created the Higher Education Facilities Trust Fund from which the EFA makes grants to institutions of higher education. The legislation authorizes the EFA to issue bonds to finance the grants, and limits the total outstanding principal amount of such bonds of $220,000,000. On November 29, 1995 the EFA issued $220,000,000 aggregate principal amount of Higher Education Facilities Trust Fund Bonds. These bonds are secured by payments made to the EFA by the State, which are subject to annual appropriation by the State Legislature.


Municipal Finance. New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the State Department of Community Affairs.

Counties and Municipalities. The Local Budget Law (N.J.S.A. 4OA: 4-1 et seq.) imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. State law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit is unwilling to prepare a budget in accordance with law. This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

The Local Government Cap Law (N.J.S.A. 4OA: 4-45.1 et seq.) ("Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5% or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5%, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5%, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to 5%. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: municipal and county appropriations to pay debt service requirements; to comply with certain other State or federal mandates; appropriations of private and public dedicated funds; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the Municipal Finance System.

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State law also regulates the issuance of debt by local units. The Local Budget
Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 4OA: 2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the Local Bond Law and certain other
statutes  permit  the  deduction  of  certain  classes  of  debt   ("statutory
deductions") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. Statutory deductions from gross capital debt consist of bonds or notes (i) authorized for school purposes by a regional school district or by a municipality or a school district with boundaries coextensive with such municipality to the extent permitted under certain percentage limitations set forth in the School Bond Law (as hereinafter defined); (ii) authorized for purposes which are self liquidating, but only to the extent permitted by the Local Bond Law; (iii) authorized by a public body, other than the local units the principal of and interest on which is guaranteed by the local unit, but only to the extent permitted by law; (iv) that are bond anticipation notes;
(v) for which provision for payment has been made; or (vi) authorized for any other purpose for which a deduction is permitted by law. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5% of the equalized valuation basis in the case of municipalities and 2% of the equalized valuation basis in the case of counties. The debt limit of a county or municipality, with certain exceptions, may be exceeded only with the approval of the Local Finance Board.


Chapter 75 of the Pamphlet Laws of 1991 signed into law on March 28, 1991 required certain municipalities and permits all other municipalities to adopt the State fiscal year in place of the existing calendar fiscal year. Municipalities that change fiscal years must adopt a six month transition year budget funded by Fiscal Year Adjustment Bonds. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period of time. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis.


State law authorizes State officials to supervise fiscal administration in any municipality which is in default on its obligations; which experiences severe tax collection problems for two successive years; which has a deficit greater than 4% of its tax levy for two successive years; which has failed to make payments due and owing to the State, county, school district or special district for two consecutive years; which has an appropriation in its annual budget for the liquidation of debt which exceeds 25% of its total operating appropriations (except dedicated revenue appropriations) for the previous budget year; or which has been subject to a judicial determination of gross failure to comply with the Local Bond Law, the Local Budget Law or the Local Fiscal Affairs Law which substantially jeopardizes its fiscal integrity. State officials are authorized to continue such supervision for as long as any of the conditions exist and until the municipality operates for a fiscal year without incurring a cash deficit.


There are 567 municipalities and 21 counties in New Jersey. During 1993, 1994 and 1995 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4% of its tax levy. Only two municipalities had a cash deficit greater than 4% of their tax levies for 1994 and 1995. The number of municipalities which exceeded statutory debt limits was six as of December 31, 1994. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930's.


School Districts. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school district, takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.


The State Department of Education has been empowered with the necessary and effective authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-1 et seq. (the "School Act"). The State operated school district operated under the direction of a State appointed superintendent has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Act, on October 4, 1989, the State Board of Education ordered the creation of a State operated school district in the City of Jersey City. Similarly, on August 7, 1991, the State Board of Education ordered the creation


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of a State  operated  school  district in the City of Paterson  and on July 5,
1995 ordered the creation of a State-operated school district in the City of Newark.


School Budgets. In every school district having a board of school estimate, the board of school estimate examines the budget request and fixes the appropriation amounts for the next year's operating budget after a public hearing at which the taxpayers and other interested persons shall have an opportunity to raise objections and to be heard with respect to the budget. This board, whose composition is fixed by statute, certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the State Commissioner of Education (the "Commissioner") to request changes.


In Type II school districts without a board of school estimate, the elected board of education develops the budget proposal and, after public hearing, submits it to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district has approximately 20 days to determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify any amount determined by the board of education to be necessary for any item rejected at the election, the board of education may appeal the action to the Commissioner.

The State laws governing the distribution of State aid to local school districts limit the annual increase of a school district's net current expense budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also submit a proposal to the voters to raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal to the Commission only if the County Superintendent determines that additional funds are required to provide a thorough and efficient education. The Supreme Court of New Jersey has ordered that the State Legislature adopt a new funding formula by September 1996 that would provide for substantially equivalent expenditures in the poor urban districts and wealthy suburban districts.


In Type I or Type II school districts which have failed monitoring over a period of time by the State because of continued educational deficiencies, and are implementing an approved corrective action plan, the Commissioner is required to determine the cost to the school district of the implementation of those portions of the corrective action plan which are directly responsive to the district's deficiencies as identified in the monitoring process. Where appropriate, the Commissioner is required to reallocate funds within the district's budget to support the corrective action plan. The Commissioner is also required to determine the amount of additional revenue needed to implement the corrective action plan, and to recertify the budget for the district.


In State operated school districts, the State District Superintendent has the responsibility for the development of the budget subject to appeal by the governing body of the municipality to the Commissioner and the Director of the Division of Local Government Services in the State Department of Community Affairs. Based upon his review, the Director is required to certify the amount of revenues which can be raised locally to support the budget of the State operated district. Any difference between the amount which the Director certifies, and the total amount of local revenues required by the budget approved by the Commissioner, is to be paid by the State in the fiscal year in which the expenditures are made subject to the availability of appropriations.


School District Bonds. School district bonds and temporary notes are issued in conformity with N.J.S.A 18A: 24-1 et seq. ("School Bond Law") which closely parallels the Local Bond Law. Although school districts are exempted from the 5% down payment provision generally applied to bonds issued by municipalities and counties, they are subject to debt limits (which vary depending on the type of school system provided) and to State regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district but may be as high as 4% of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8% of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000 the debt limit is 6% of the aforesaid average equalized valuation.


School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State operated school district. If school bonds will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity and any available remaining municipal borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the


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State Board of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued for a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

All authorizations of debt must be reported to the Division of Local Government Services by a supplemental debt statement prior to final approval.

School District Lease Purchase Financings. In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A: 20-4.2(f) ("Lease Purchase Law"). The Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required, pursuant to N.J.A.C. 6:
22A- 1.2(h), to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.


Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976, c. 38 or c. 39. Upon approval of such an application and after receipt of a certificate stating the name and address of the paying agent for such bonds, the maturity schedule, interest rates and payment dates, the State Treasurer shall, in the case of qualified bonds for school districts, withhold from the school aid payable to such municipality or school district and, in the case of qualified bonds for municipalities, withhold from the amount of business personal property tax replacement revenues, gross receipts tax revenues, municipal purposes tax assistance fund distributions, State urban aid, State revenue sharing, and any other funds appropriated as State aid and not otherwise dedicated to specific municipal programs, payable to such municipalities, an amount sufficient to cover debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of the State, and debt service on such bonds will be provided by the State only if the above mentioned appropriations are made by the State. Total outstanding indebtedness for "qualified bonds" as of June 30, 1995 consisted of $224,492,700 by various school districts and $903,760,316 by various municipalities.

New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A: 56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the Support of Free Public Schools. Under this law the reserve is maintained at an amount equal to 1.5% of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by State appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. At June 30,1995, the book value of the Fund's assets aggregated $88,736,798 and the reserve, computed as of June 30, 1995, amounted to $38,811,015. There has never been an occasion to call upon this Fund.


Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 4OA: 5A-l et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing state or federal financial restrictions are exempted, but only to the extent of that difference.

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division of Local Government Services. The Local Finance Board exercises approval power over the creation

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of new authorities  and special  districts as well as their  dissolution.  The
Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts. As of June 30, 1994, there were 196 locally created authorities with a total outstanding capital debt of $7 billion (figures do not include housing authorities and redevelopment agencies).

Litigation. The following are cases pending or threatened as of December 1, 1995 in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

New Jersey Education Association et. al v. State of New Jersey et. al. This case represents a challenge to amendments to the pension laws enacted on June 30, 1994 (P.L. 1994, Chapter 62), which concerned the funding of the Teachers Pension and Annuity Fund ("TPAF"), the Public Employee's Retirement System ("PERS"), the Police and Fireman's Retirement System ("PFRS"), the State Police Retirement ("SPRS") and the Judicial Retirement System ("JRS"). The complaint was filed in the United States District Court of New Jersey on October 17, 1994. The statute, P.L. 1994, Chapter 62 (Chapter 62), as enacted, made several changes affecting these retirement systems including changing the actuarial funding method to projected unit credit; continuing the prefunding of post-retirement medical benefits but at a reduced level for TPAF and PERS; revising the employee member contribution rate to a flat 5% for TPAF and PERS; extending the phase in period for the revised TPAF actuarial assumptions; changing the phase-in period for funding of cost-of-living adjustment and reducing the inflation assumption for the Cost of Living Adjustment ("COLA") for all retirement systems; and decreasing the average salary increase assumption for all retirement systems. Plaintiffs allege that the changes resulted in lower employer contributions in order to reduce a general budget deficit. The complaint further alleges that certain provisions of Chapter 62 violate the contract, due process, and taking clauses of the United States and New Jersey Constitutions, and further constitute a breach of the State's fiduciary duty to participants in TPAF and PERS. Plaintiffs seek to permanently enjoin the State from administering, enforcing or otherwise implementing Chapter 62. An adverse determination against the State would have a significant impact upon the Fiscal Year 1996 budget. The State filed a motion to dismiss and a motion for summary judgment.

On October 6, 1995, the Court issued its opinion in which it dismissed the State as a party to the action. The only defendant is State Treasurer Clymer. The claims surviving the motion are: (1) breach of trust and fiduciary duty (against the Treasurer in both his individual and official capacities); (2) violation of Due Process (against the Treasurer in both his individual and official capacities); and (3) a 42 U.S.C. ss.1983 claim (against the Treasurer in his individual capacity). The State has filed a motion for reconsideration or, in the alternative, for certification to the Third Circuit Court of Appeals, of the remaining claims.


County/State Disputes Concerning Social Security Recoveries

There are presently several cases pending in the State courts challenging the methods by which the State Department of Human Services shares with county governments the maintenance recoveries and costs for residents in State psychiatric hospitals and residential facilities for the developmentally disabled. In County of Essex v. Waldman, et al., Essex County challenged the State's policy of sharing federal Social Security recoveries on a 50%-50% basis with the County. Essex County maintains that State law has, since 1980, required that 100% of the recoveries be paid to the County. On December 6, 1990, the Appellate Division upheld the trial court's ruling allowing the County to receive 100% of recoveries, but refused to allow recovery retroactive to 1980, instead fixing January 25, 1989 as the effective date of the ruling as to Essex County. A petition for certification by the County of Essex, and a cross-petition by the State, were denied by the New Jersey Supreme Court on May 28, 1991. The Counties of Morris, Passaic, Middlesex, Hudson, Bergen, Union, Cumberland, Monmouth, Mercer, Hunterdon and Camden all filed similar actions which were stayed (except in the cases of Hudson and Camden) pending the outcome in the County of Essex case, and all actions (except in the case of Mercer) are now on appeal. Retroactive recoveries in those cases may also be limited, as in the County of Essex matter. By administrative order dated July 22, 1991, the Commissioner determined that State liability to all counties (with the exception of Essex County) would run as of December 6, 1990. The Counties of Bergen, Burlington, Camden, Cumberland, Hunterdon, Hudson, Middlesex, Monmouth, Morris, Passaic and Union have appealed that administrative order in the Superior Court, Appellate Division.



In March 1994, the Appellate Division ruled that all counties were entitled to 100% of social security benefits and other maintenance recoveries received by the State and were entitled to credits for payments made to the State for the maintenance of Medicare and Medicaid - eligible county residents in State facilities for the mentally ill and developmentally disabled from the respective dates in 1989 of the trial court's decisions in County of Essex v. Waldman (April 14, 1989) and County of Essex v. Commissioner, Department of Human Services, et al. (September 25, 1989). In May 1994, the Appellate
Division granted the State's Motion for Reconsideration and modified its earlier ruling. A request by several counties asking the Court to reconsider

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the  modification  was  denied.  The State and  several  counties  have  filed separate notices of Petition for Certification asking the New Jersey Supreme Court to review portions of the case. In February 1995, the State and all but one county resolved the cost- sharing disputes involved in the Appellate Division ruling, and the Supreme Court dismissed the pending appeals by the State and several counties. The one county that did not agree to settle its claim has filed for administrative review.

New Jersey Hospital Association, et al. v. Waldman, et. al. This case is a challenge by the New Jersey Hospital Association and certain hospitals of the adequacy of Medicaid reimbursement for hospital services. Plaintiffs allege that the Department of Human Services ("DHS") and various State entities and representatives (collectively referred to as the "State") have violated certain reimbursement standards established by the Boren Amendment to Title XIX of the Social Security Act. Plaintiffs seek a preliminary injunction preventing the recently amended rate regulations from being implemented. If enjoined, the State will expend an additional $154,000,000 for hospital rates in calendar year 1995, half of which is paid by federal funds. Plaintiffs are further seeking a declaration that the State violated federal law and a permanent injunction against DHS requiring it to comply with federal law concerning the setting of rates. Plaintiffs also seek costs and attorneys' fees. A Motion for Preliminary Injunction was filed on March 23, 1995, and was denied on May 25, 1995. The New Jersey Hospital Association has appealed the denial to the United States Court of Appeals for the Third Circuit. Oral argument was heard by the Court of Appeals on September 15, 1995 and a decision is pending. The action for declaratory relief and a permanent injunction will be stayed during the appeal.

Beth Israel Hospital et al. v. Essential Health Services Commission. This case represents a challenge by eleven New Jersey hospitals to the .53% assessment authorized by the Health Care Reform Act of 1992, specifically N.J.S.A. 26:2H-18.62. Amounts collected pursuant to the assessment are paid into the hospital and other health care initiatives account of the Health Care Subsidy Fund, to be used for various health care programs. Specifically, the funds are currently used for those programs previously established pursuant to N.J.S.A. 26:2H-18.47. In this appeal of the assessment, filed with the Appellate Division on December 6, 1993, appellants argue that collection of the assessment is invalid in the absence of Hospital Rate Setting Commission approval of the approved revenue base used in the calculation. At the same time, appellates filed an application for injunctive relief, seeking to stay any collection, which application was denied. In a decision dated July 10, 1995, the Appellate Division rejected appellants' contention that the respondents were prohibited from collecting the assessment. However, the court also found that the hospitals had not been afforded an opportunity to be heard on the assessment, and thus remanded the case to the Essential Health Services Commission for a hearing.

New Jersey Hospital Association, et al. v. Leonard Fishman. This case represents an appeal, in addition to the cases described above, by the New Jersey Hospital Association and 67 individual hospitals seeking the refund of $20,752,918 in amounts previously paid by the hospitals into the Health Care Cost Reduction Fund, pursuant to the .53% assessment authorized by the Health Care Cost Reduction Act of 1991. Appellants argue that they are entitled to the refund as per the Appellate Division's prior opinion in the case of Barnett Memorial Hospital v. Commissioner of Health. In that case the
Appellate Division determined that the amounts collected by the Department during Fiscal Year 92 and Fiscal Year 93 pursuant to the .53% assessment had effectively constituted a doubling of the amounts intended by the Legislature. The court thus ordered a refund to the 16 hospitals who were appellants in that case. The 67 hospitals in the present case now seek the same relief as afforded the Barnett appellants. In a decision dated August 1, 1995, the court rejected appellant's request for a refund. The court ruled that appellant's appeal had been filed in an untimely manner and was thus time-barred. In addition, the court held that, under the voluntary payment rule and general principles of retroactivity, appellants were not entitled to a refund of monies paid to the Department of Health.


Fair Automobile Insurance Reform Act Litigation

On March 12, 1990, the Fair Automobile Insurance Reform Act of 1990 ("FAIR Act") was enacted into law. It recently was amended by L. 1994, c. 57. The FAIR Act substantially altered New Jersey's statutory scheme governing private passenger automobile insurance. The New Jersey Automobile Full Insurance Underwriting Association ("JUA"), an unincorporated non-profit association created in 1983 to provide automobile insurance to those unable to secure such coverage in the voluntary market, was precluded from issuing or renewing automobile insurance policies after October 1, 1990. The FAIR Act included provisions governing the transition of drivers insured by the JUA first to the Market Transition Facility ("MTF") and then to the voluntary market and, to the extent such coverage is not available, to an Assigned Risk Plan. The FAIR Act also provided for the imposition of taxes and assessments to meet the financial obligations of the JUA, which are not debts, liabilities or obligations of the State. The FAIR Act's revenue raising measures were not reflected in the current budget because the anticipated revenues are to be applied by statute to the JUA financial obligations. L. 1994, c. 57 provides for application of these anticipated revenues to the MTF. The FAIR Act also provides for the making of assessments by the New Jersey Property Liability Insurance Guaranty Association upon property and casualty liability insurers in order to raise $160 million dollars per year for the period 1990 to 1997. The funds will also be used for JUA and MTF.


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Litigation  challenging  the FAIR  Act is  virtually  completed.  Only one "as applied" challenge to the Fair Act surtax and assessment provisions remains. Miscellaneous protective claims for refunds are pending against the surtax. State Farm alleged that its constitutional rights were violated and that it was entitled to refunds of FAIR Act surtaxes and assessments. The State Farm matter was decided in favor of the State and its petition for certification to the Supreme Court was denied.


Tort, Contract and Other Claims


At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59: 1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases. In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matter are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $66.5 million for tort and medical malpractice claims pending as of December 31, 1994. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

County of Passaic v. State of New Jersey. This action filed by the County of Passaic, the Passaic County Utilities Authority, and the Passaic County
Pollution Control Financing Authority ('plaintiffs'), alleges tort and contractual claims against the State and the NJDEP associated with a resource recovery facility which plaintiffs had once planned to build. The plaintiffs allege that the State and the NJDEP violated a 1984 consent order concerning the construction of a resource recovery facility in Passaic County. Plaintiffs' complaint alleged approximately $30 million in damages against the State and the NJDEP. On March 17, 1995, the court granted the State's motion for summary judgment, dismissing all counts of plaintiffs' complaint against the State and the NJDEP, with prejudice. The court found that there was no legal obligation or duty on the part of the State or the NJDEP concerning the project. Plaintiffs have filed an appeal of the court's decision. The State intends to vigorously defend this appeal.


Pelletier, et al. v. Waldman, et al. In this case, several Medicaid eligible children and the Association for Children of New Jersey challenge the adequacy of Medicaid reimbursement for services rendered by doctors and dentists to Medicaid eligible children. Plaintiffs allege that the Department of Human Services, Division of Medical Assistance and Health Services has, by virtue of unreasonably low Medicaid payment rates to doctors and dentists, failed to attract a sufficient number of medical professionals to provide adequate access to health care services for Medicaid eligible children. Plaintiffs intend to seek class action certification on behalf of all New Jersey Medicaid eligible children. Plaintiffs seek a declaration that the Department of Human Services has violated federal law by setting rates that do not provide access to the Medicaid Early and Periodic Screening Diagnosis and Treatment ("EPSDT") program and an injunction against the Department requiring it to comply with federal law in the setting of such rates. Plaintiffs also seek costs and attorneys' fees. A final decision in favor of the plaintiffs could require the State to make substantial expenditures. The Complaint was filed on June 9, 1993. An answer was filed on behalf of the State defendants; the parties are currently in mediation.


Robert E. Brennan v. Richard Barry et. al. On May 19, 1993 plaintiff Robert Brennan filed suit against two members of the New Jersey Bureau of Securities, Richard Barry, the Supervisor of Enforcement and Jared Silverman, Bureau Chief. Brennan's complaint alleges various causes of action for defamation and injury to reputation under section 1983 and state law. Plaintiff also alleges claims of abuse of process and improper disclosure of private facts based on the Bureau's ongoing investigation of certain publicly traded securities. The State's motion for summary judgment was granted on January 11, 1995. Brennan has filed a notice of appeal. The State is unable to estimate its exposure for this claim and intends to defend this suit vigorously.

Camden Co. v. Waldman, et al. Fifteen counties seek a portion of the $412 million in federal funds that the State received for disproportionate share hospital payments made to psychiatric facilities during July 1, 1988 through July 1, 1991. Camden County contends that the Essex decisions mandate sharing of the federal funding. These decisions dealt with sharing maintenance costs when there have been social security and Medicaid payment recoveries. The State will contend that under a recently approved Medicaid state plan amendment and federal law, the State does not have to share the federal funding because it already paid


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the counties their portion of  disproportionate  share hospital payments.  The actions against the Attorney General and State Treasurer were dismissed and the matter was transferred to the Appellate Division.


Similar law suits were filed by Middlesex, Monmouth, Atlantic, Union, Hudson, Ocean, Mercer, Somerset, Morris, Sussex, Cape May, Essex, Warren and Passaic counties. The Middlesex, Monmouth, Atlantic, Union, Ocean, Mercer, Morris, Warren and Hudson County cases were transferred to the Appellate Division. The Atlantic, Camden and Monmouth counties cases have been consolidated. Cape May has joined in the existing calendar matters. The other counties, Essex, Warren and Passaic, have recently had their cases transferred to the Appellate Division, but have not sought to join in the existing matters. With the exception of Essex, Warren and Passaic, the remaining matters will be heard on a back to back basis by the Appellate Division. The State and counties have filed their briefs. The State has requested oral argument because of the complicated nature of the issues and the large amount of money involved.


Interfaith Community Organization v. Shinn, et al. In late October, 1993, the Interfaith Community Organization ("ICO") a coalition of churches and church leaders in Hudson County, filed suit on behalf of the ICO's membership and the citizens of Hudson County against the Governor, the Commissioner of the Department of Environmental Protection ("DEP"), Commissioner of the Department of Health ("DOH"), and Lance Miller, Assistant Commissioner of DEP. The multicount complaint alleged violations of numerous laws, allegedly resulting from the existence of chromium contamination in the State-owned Liberty State Park in Jersey City. It also asserted the alleged failure by DEP and DOH to properly conduct remediation and health screens in Hudson County concerning chromium contamination. No immediate relief was sought, but injunctive and monetary relief was asked for.


In June 1994, ICO hired a law firm to represent it in this matter. The firm filed amended complaints, naming only Commissioner Shinn of DEP and Governor Whitman as defendants and alleges only Clean Water Act and Resource Conservation Recovery Act ("RCRA") violations at Liberty State Park. Under the "citizen suit" provisions of these federal acts, plaintiff is seeking remediation, health studies and attorneys fees. The State is unable to estimate its exposure for this claim. In March, 1995, ICO filed another lawsuit over the shipments of soil from the I-287 Wetlands Mitigation Project to Liberty State Park. The defendants in that suit are Commissioner Shinn, Governor Whitman, Commissioner Wilson of the Department of Transportation ("DOT") and R.W. Vogel, Inc., the transporter of the soil. The new suit seeks a declaration that the CWA is being violated and demands cessation of all construction at Liberty State Park and penalties against Vogel. That suit is the subject of a consolidation motion. The State intends to defend these suits vigorously.

Waste Management of Pennsylvania et al v. Shinn et al. This action filed in federal district court by Waste Management of Pennsylvania, Inc. and its affiliate Geological Reclamation Operations and Waste Systems, Inc. ("Plaintiffs") seeks declaratory and injunctive relief and compensatory damages in excess of $19 million from Department of Environmental Protection Commissioner Robert C. Shinn, Jr. and former Acting Commissioner Jeanne M. Fox, ("Defendants") individually and in their official capacity. These claims are based on alleged violations of the Commerce Clause and the Contracts Clause of the United States Constitution as a result of the issuance by Defendants of two emergency redirection orders and a draft permit. The State's position is that none of the contracts to which the Plaintiffs are a party entitle them to any relief and that therefore none of their constitutional rights have been impaired by the Commissioners' actions. Moreover, all of the administrative agency actions which form the gravamen of the federal complaint are currently the subject of review in either New Jersey appellate courts or within the Department. The State intends to vigorously defend this action in the proper forum.

American Trucking Associations, Inc. and Tri-State Motor Transit, Co. v. State of New Jersey: The American Trucking Associations, Inc. ("ATA") and Tri-State Motor Transit, Co. filed a complaint in the Tax Court on March 23, 1994 against the State of New Jersey and certain state officials challenging the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection ("DEP"). A-901 refers to the Assembly bill number which was adopted in 1983 as an amendment to the Solid Waste Management Act N.J.S.A. 13:1E-1 et seq., and codified at N.J.S.A. 13:1E-126 et seq., establishing a requirement that all persons and entities engaged in solid and hazardous waste activities in the State of New Jersey be investigated prior to the issuance of a license. Plaintiffs are alleging that the A-901 renewal fees discriminate against interstate commerce in violation of the Commerce Clause of the United States Constitution; that the fees are not used for the purposes for which they are levied; and that the fees do not reflect the duration or complexity of the services rendered by the government entities receiving the fees as required under the A-901 statute. Plaintiffs are seeking a declaration that the fees are unconstitutional; a permanent injunction enjoining the future collection of the fees; a refund of all annual A-901 renewal fees and all fines and penalties collected pursuant to enforcement of these provisions; and attorneys' fees and costs.
Plaintiffs are also seeking class certification of their action.

The DEP currently collects approximately $3.5 to $4 million in A-901 fees annually. In previous years, the total amount of fees collected was higher because the number of applicants and licensees subject to the fees was much larger. It is presently unknown what portion of the A-901 fees are paid by haulers engaged in interstate commerce, and what percentage of the monies


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are renewal fees as opposed to initial  application  fees.  Consequently,  the
State is unable to estimate its exposure for this claim and intends to defend this suit vigorously.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to each Portfolio (except where application to only a particular Portfolio is specified) and which may not be changed unless approved by a majority of the outstanding shares of the Portfolio that would be affected by such a change. The Portfolios may not:

(1) Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" of the respective Portfolio or any other form of taxable or Federal tax-exempt investment, where applicable, which meets the Portfolio's quality criteria, as determined by the Board of Directors and which is consistent with the Portfolio's objectives and policies.

(2) Borrow Money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of a Portfolio's total assets, such Portfolio will not make any investments. Interest paid on borrowings will reduce net income.

(3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks" of the respective Portfolio.

(5) Underwrite the securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). These Portfolios will not invest more than an aggregate of 15% of their net assets in a repurchase agreement maturing in more than seven days, variable rate demand instruments exercisable in more than seven days and securities that are not readily marketable.

(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests in real estate.

(8)  Make  loans  to  others,   except   through  the  purchase  of  portfolio
     investments,   including  repurchase   agreements,   as  described  under
     "Investment Objectives, Policies and Risks" of the respective Portfolio.

(9) For purposes of the New York Portfolio and the New Jersey Portfolio, purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that there shall be no limitation on the New York Portfolio to purchase New York Municipal Obligations or on the New Jersey Portfolio to purchase New Jersey Municipal Obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

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(11) Invest in securities of other investment  companies,  except that (i) the
     Portfolios may purchase unit investment trust securities where such unit investment trusts meet the investment objectives of the Portfolios and then only up to 5% of the Portfolios' net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and
     (ii) with respect to the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio as permitted by Section 12(d) of the 1940 Act.

(12) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

PORTFOLIO TRANSACTIONS

Each Portfolio's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Neither Portfolio expects to pay brokerage commissions. Any transaction for which a Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. Each Portfolio purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the respective Portfolio based on the applicable interest rate adjustment index for the security. The interest received by the Portfolio is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the respective Portfolios rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations. The Manager will seek the most favorable price and execution, and, consistent with such policy, may give consideration to research, statistical and other services furnished by brokers or dealers to the Manager for its use.

Investment decisions for each Portfolio will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, neither Portfolio will buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

HOW TO PURCHASE AND REDEEM SHARES

The material relating to the purchase and redemption of shares in the Prospectus are herein incorporated by reference.

NET ASSET VALUE

The Fund does not determine net asset value per share on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value of the shares of the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio is determined as of the earlier of 4:00 p.m., New York City time and the close of the New York Stock Exchange on each Fund Business Day. It is computed by dividing the value of such Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

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                                     -29-
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Municipal Obligations,  Taxable Municipal Obligations and New Jersey Municipal
Obligations are stated on the basis of valuations provided by a pricing service approved by the directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in
comparable   securities  and  various   relationships  between  securities  in
determining value. The valuations provided by such pricing service will be based upon fair market value determined most likely on the basis of the factors listed above. If a pricing service is not used, municipal obligations will be valued at quoted prices provided by municipal bond dealers. Non tax-exempt securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price or a similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost which approximates market value. All other securities and assets are valued at their fair market value as determined in good faith by the Board of Directors.

FUND PERFORMANCE


Total Return and Average Annual Total Return. The Portfolios may from time to time advertise a total return or average annual total return. Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price in such Portfolio over a specified period, which assumes that any dividends or capital gains distributions are automatically reinvested in such Portfolio rather than paid to the investor in cash. Total return is calculated with the same assumptions and shows the aggregate return on an investment over a specified period. The formula for total return used by the Portfolios includes three steps: (1) adding to the total number of shares purchased by the hypothetical investment in a Portfolio of $1,000 (assuming the investment is made at a public offering price that includes the current maximum sales load of 4.50% for the New York Portfolio, 4.50% for the Taxable Portfolio or 4.50% for the New Jersey
Portfolio) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment. The average annual total return for the specified period is then determined by calculating the annual rate required for the hypothetical initial investment to grow to the account value at the end of the specified period. Total return or average annual return may be stated with or without giving effect to any expense limitations in effect for the Portfolio. The New York Portfolio's total return for the twelve months ended November 30, 1995 was 18.04%. The New York
Portfolio's average annual compounded total return from June 24, 1991 (inception) to November 30, 1995 was 7.39%. The New Jersey Portfolio's total return for the twelve months ended November 30, 1995, was 13.75% and the average annual compounded total return from December 1, 1993 (inception) to November 30, 1995, was 0.37%. The Taxable Portfolio's total return for the twelve months ended November 30, 1995, was 17.55% and the average annual compounded total return from December 1, 1993 (inception) to November 30, 1995, was 5.41%.

Yield. The Portfolios compute yield by annualizing net investment income per share for a recent thirty-day period and dividing that amount by a Portfolio share's maximum public offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. A Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses of the Portfolio. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Portfolio's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolio. Yield may be stated with or without giving effect to any expense limitations in effect for the Portfolio. The New York , New Jersey and Taxable Portfolios' yield for the thirty-day period ended November 30, 1995 was 4.84% 5.26% and 7.12%, respectively.


The New York Portfolio and the New Jersey Portfolio may also advertise a tax equivalent yield for residents of the States of New York and New Jersey, respectively, wherein all or substantially all of the Portfolio's dividends are not subject to applicable state's income tax. The Portfolio's advertisement of a tax equivalent yield reflects the taxable yield that a New York or New Jersey investor subject to that state's or municipality's highest marginal tax rate would have had to receive in order to realize the same level of after-tax yield as an investment in such a Portfolio would have produced. Tax equivalent yield is calculated by dividing the portion of the Portfolio's yield that is not subject to New York State or municipal taxes or New Jersey gross income tax (calculated as described above) by the result of subtracting the highest marginal tax rate from 1, and adding the resulting figure to that portion, if any, of the Portfolio's yield that is subject to state or municipal income tax. The New York and New Jersey Portfolios' taxable equivalent yield for the period ended November 30, 1995 was 11.56% and 11.29%, respectively.


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The New York  Portfolio and the New Jersey  Portfolio may also advertise a tax equivalent yield for one or more states and municipalities wherein all or substantially all of the Portfolio's dividends are not subject to Federal income tax. The Portfolio's advertisement of a tax equivalent yield reflects the taxable yield that an investor subject to the highest Federal marginal tax rate would have had to receive in order to realize the same level of after-tax yield as an investment in such Portfolio would have produced. Tax equivalent yield is calculated by dividing that portion of the Portfolio's yield that is not subject to regular Federal taxes (calculated as described above) by the result of subtracting the highest marginal tax rate from 1, and adding the resulting figure to that portion, if any, of the Portfolio's yield that is subject to regular Federal income tax.

General. At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that past results will continue. Investors in a Portfolio are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary. An investor's focus on the yield of the Portfolio to the exclusion of the consideration of the share price of the Portfolio may result in the investor's misunderstanding the total return he or she may derive from the Portfolio.

A Portfolio may from time to time include its yield and total return in advertisements or information furnished to present or prospective shareholders. A Portfolio may also from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. A Portfolio may also use total return and yield to compare its performance against the U.S. Bureau of Labor Statistics Consumer Price Index, which is a statistical measure of changes over time in the prices of goods and services in major United States household expenditure groups.

MANAGER


The Manager of the Fund is Lebenthal Asset Management, Inc. The Manager, with its principal office at 120 Broadway, New York, New York 10271, is a wholly owned subsidiary of Lebenthal & Co., Inc. The Manager, a registered investment adviser providing fixed-income investment advisory services to individuals, institutions and other investment advisers, is under the leadership of James
L. Gammon, President and Director of the Manager. James A. Lebenthal, Chairman and Director of the Manager, is a "controlling person" of the Manager. The Manager was at November 30, 1995 manager, advisor or supervisor with respect to assets aggregating in excess of $141,839,740 million. James L. Gammon is primarily responsible for the day-to-day management of the Fund's Portfolios. Mr. Gammon, President and Director of the Manager since February 1994, has over 23 years experience in municipal bond portfolio management. From March 1984 to July 1993 Mr. Gammon was Senior Vice President and Senior Portfolio Manager at Loews/CNA Holdings, Inc. with $12.5 billion under his management. From 1977 to 1984 he managed the $221 million Elfun Tax Exempt Income Fund. The Fund's Annual Report contains information regarding the Fund's performance and, is available, without charge, upon request.


Pursuant to the Management Contracts, the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. For its services under the Management Contracts, the Manager is entitled to receive a management fee for its services, calculated daily and payable monthly, equal to .25% of each of the Portfolios' average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million and .20% of such assets in excess of $100 million.

The Management Contracts for each Portfolio were approved by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the Act) of the Fund or the Distributor, on June 9, 1994 for the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio. The Management Contracts for the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio were approved by a majority of each of the Portfolio's shareholders at a meeting held on August 9, 1994.

The Management Contract for each Portfolio has a term which extends to July 31, 1996, and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of each of the Portfolio's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Management Contracts or interested persons of any such party, by votes cast in person at a meeting for the purpose of voting on such matter.

The Management Contract for each Portfolio is terminable without penalty by such Portfolio on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Management Contract for each Portfolio provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager,

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or of reckless disregard of its obligations thereunder,  the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


For the New York Portfolio's fiscal year ended November 30, 1995, the fee payable to the Manager was $214,981, none of which was waived. The New York Portfolio's net assets at the close of business on November 30, 1995, totaled $105,579,087. For the New York Portfolio's fiscal year ended November 30,1994, the fee payable to the Lebenthal & Co., Inc. under the previous Management Agreement was $86,929, all of which was waived. The New York Portfolio's net assets at the close of business on November 30, 1994, totaled $75,325,848. For the New York Portfolio's fiscal year ended November 30, 1993, the fee payable to Lebenthal & Co. Inc. under the Management Agreement was $89,034, all of which was waived. The New York Portfolio's net assets at the close of business on November 30, 1993 totaled $80,726,719. In addition, for the New York Portfolio's fiscal year ended November 30,1994, the fee payable to the J. & W. Seligman & Co. Incorporated under the previous Advisory Agreement was $139,195 none of which was waived. For the New York Portfolio's fiscal year ended November 30, 1993, the fee payable to J. & W. Seligman & Co., Incorporated under the Advisory Agreement was $146,051, of which $71,856 was waived. For the New Jersey Portfolio's fiscal year ended November 30, 1995, the fee payable to the Manager was $5,987, all of which was waived. The New Jersey Portfolio's net assets at the close of business on November 30, 1995, totaled $3,357,883. For the New Jersey Portfolio's fiscal year ended November 30, 1994, the fee payable to J. & W. Seligman Incorporated under the previous Advisory Agreement was $2,893, $2,119 of which was waived, the fee payable to Lebenthal & Co. Inc. under the former Management Agreement was $1,876, all or which was waived, and the fee payable to the Manager under the new Management Contract was $1,395, all of which was waived. For the Taxable Portfolio's fiscal year ended November 30, 1995, the fee payable to the Manager was $11,647, all of which was waived. The Taxable Portfolio's net assets at the close of business on November 30, 1995, totaled $8,685,957. For the Taxable Portfolio's fiscal year ended November 30, 1994, the fee payable to J. & W. Seligman Incorporated under the previous Advisory Agreement was $4,191, $3,126 of which was waived, the fee payable to Lebenthal & Co. Inc. under the former Management Agreement was $2,722, all of which was waived, and the fee payable to the Manager under the new Management Contract was $2,042, all of which was waived.


The Manager may, at its discretion, waive all or a portion of its fees under each Management Agreement. There can be no assurance that such fees will be waived in the future.

Expense Limitation


The Manager has agreed to reimburse the Taxable Portfolio and the New Jersey Portfolio for their expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which such Portfolio's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, a Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse a Portfolio for its excess expenses as described above, such Portfolio has, under its respective Management Contract, confirmed its obligation for payment of all its other expenses, including taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, costs and expenses of fund bookkeeping agent, auditing and legal expenses, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, or the Administrator, costs of investor services, shareholders' reports and corporate meetings, Securities and
Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, the fees payable to the Manager under the Management Contract, the fees payable to the Distributor under the Distribution Agreement and Shareholder Servicing Agreement (where applicable) and the fees payable to the Administrator under the Administration Agreement.


The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. A Portfolio's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

Administrator


The Administrator for the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio is State Street Bank and Trust Company (the "Administrator"), a Massachusetts trust company, which has its principal office at 225 Franklin Street, Boston, Massachusetts 02111. The Administrator serves as administrator of other mutual funds.



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Pursuant to the  Administration  Agreement  with the New York  Portfolio,  the
Taxable Portfolio and the New Jersey Portfolio, the Administrator provides all administrative services reasonably necessary for such Portfolios, other than those provided by the Manager, subject to the supervision of the Fund's Board of Directors. Because of the services rendered to a Portfolio by the Administrator, and the Manager, the Portfolio itself may not require any employees other than its officers, none of whom receive compensation from the Portfolio.

Under the Administration Agreement with the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio, the Administrator provides administrative services including, without limitation: (i) services of personnel competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Portfolio; (ii) assisting Fund officers in preparing Portfolio tax returns; (iii) in conjunction with Fund counsel, preparing and filing all Blue Sky filings, reports and renewals; (iv) coordinating the preparation and distribution of all materials for directors, including the agenda for meetings and all exhibits thereto, and actual and projected quarterly summaries; (v) coordinating the activities of the Portfolio's Manager, Custodian, Legal Counsel and Independent Accountants; (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus; (vii) monitoring daily the Portfolio's accounting services agent's calculation of all income and expense accruals, sales and redemptions of capital shares outstanding; (viii) evaluating expenses, projecting future expenses, and processing payments of expenses; (ix) monitoring and evaluating performance of bookkeeping and related services by Investors Fiduciary Trust Company, the bookkeeping agent for the Portfolio.

For the services rendered to such Portfolios by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly, equal to
 .08% per annum of the average daily net assets of the respective Portfolio up to $100 million, .06% per annum of the average daily net assets of each of the Portfolios of the next $125 million and .04% of such assets of each of the Portfolios in excess of $250 million. There is a minimum annual fee payable of $165,000. Fees paid to Reich & Tang Asset Management L.P., the former Administrator under the then current Administrative Services Agreement were as follows: for the New York Portfolio's fiscal year ended November 30, 1995, the fee payable was $112,489, none of which was waived, for the New York Portfolio's fiscal year ended November 30,1994, the fee payable was $101,572, none of which was waived, for the New York Portfolio's fiscal year ended November 30, 1993, the fee payable was $74,195 of which $37,098 was waived, for the New Jersey Portfolio's fiscal year ended November 30, 1995, the fee payable was $2,994, all of which was waived, for the New Jersey Portfolio's fiscal year ended November 30, 1994, the fee payable was $2,214, all of which was waived, for the Taxable Portfolio's fiscal year ended November 30, 1995, the fee payable was $5,824, all of which was waived, for the Taxable Portfolio's fiscal year ended November 30, 1994, the fee payable was $3,220, all of which was waived.

The Administration Agreement has an initial term which extends to December 1, 1996. Thereafter the Agreement is terminable at any time, without the payment of any penalty, by the Fund or the Administrator on sixty days' written notice.


MANAGEMENT OF THE FUND


The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Mr. Lebenthal may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Lebenthal Asset Management, Inc.

James A. Lebenthal, 68 - Chairman of the Board and Director of the Fund, has been Chairman and Director of Lebenthal & Co., Inc. since 1978, Chairman and Director of the Manager since 1994 and President of Lebenthal, The Ad Agency, Inc. since 1978. His address is 120 Broadway, New York, New York 10271.

Victor Chang, 58 - Director of the Fund, formed Victor Chang Associates and V.C. Management Co., Inc. in 1980 and is President of both organizations which are in the business of providing financial analysis and economic consulting. His address is 30 Broad Street, New York, New York 10004.

Donald G. Conrad, 66 - Director of the Fund, is the President and owner of the Hartford Whalers professional hockey team since 1988 and the Vice Chairman and owner of Independent Energy Corp. since 1989. Mr. Conrad is a retired chief investment officer and chief financial officer of Aetna Life & Casualty with which he was affiliated since 1970. His address is 26 West Hale Drive, West Hartford, Connecticut 06119.

Francis P. Gallagher, 74 - Director of the Fund is a retired officer of Kidder, Peabody & Co., Inc. with which he was affiliated since 1973. His address is 10 Hanover Square, New York, New York 10005.



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                                     -33-
345175.2

-------------------------------------------------------------------------------

Robert R. Godfrey, 48 - Director of the Fund is founder and Chairman of N/W Capital, Inc., a principal and financial advisory firm since March, 1995. Prior to that he was Executive Vice President of MBIA, Inc. and its predecessor organization from December 1985 until March 1995. His address is 1177 High Ridge Road, Stamford, CT 06905.

Alexandra Lebenthal, 32 - President of the Fund, has been President of Lebenthal & Co., Inc. since 1995 and Director of Sales since 1994. Ms.
Lebenthal was affiliated with Kidder Peabody from 1986 to 1988 where she worked in the unit investment trust department and the municipal institutional sales department. She graduated from Princeton University in 1986 with an A.B. in U.S. History. Her address is 120 Broadway, New York, New York 10271.

Hiram Lazar, 31 - Secretary of the Fund, is Vice-President of Lebenthal & Co., Inc. where he has been employed since 1992. His address is 120 Broadway, New York, New York 10271.

James E. McGrath, 45 - Treasurer of the Fund, has been Senior Vice President of Lebenthal & Co., Inc. since 1990 and a director since 1994, and Executive Vice President and Director of the Manager since 1995. Mr. McGrath was a Senior Vice President of Kidder Peabody where he was affiliated since 1968. His address is 120 Broadway, New York, New York 10271.

The New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio paid an aggregate remuneration of $9,109, and $256 and $509 to its directors with respect to the period ended November 30, 1995, all of which consisted of aggregate directors' fees paid to the disinterested directors, pursuant to the terms of the Investment Management Contract (See "Manager" herein).



                                              COMPENSATION TABLE
1)                     2)                     3)                      4)                     5)
Name of Person,        Aggregate              Pension or Retirement   Estimated Annual       Total
Position               Compensation from      Benefits Accrued as     Benefits upon          Compensation
                       Registrant for Fiscal  Part of Fund Expenses   Retirement             from Fund Paid to
                       Year                                                                  Directors*

Victor Chang,
Director               $2,814                 0                       0                      $2,814

Donald G. Conrad,
Director               $2,826                 0                       0                      $2,876

Francis P. Gallagher,
Director               $2,826                 0                       0                      $2,826

Robert F. Godfrey,     $1,566                 0                       0                      $1,566
Director


* The total compensation paid to such persons by the Fund for the fiscal year ending November 30, 1995.

Counsel and Auditors


Legal matters in connection with the issuance of shares of stock of the Fund and New York law are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.


Matters in connection with New Jersey law are passed upon by McCarter & English, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey 07101-0652.

McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Fund.


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                                     -34-
345175.2

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DISTRIBUTION AND SERVICE PLANS

Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans on behalf of each Portfolio the "Plan" or "Plans").

The New York Portfolio

Pursuant to its Plan, the New York Portfolio and the Distributor have entered into a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. Under the Distribution Agreement, the Distributor receives from the New York Portfolio a fee equal to .25 of 1% per annum of the Fund's average daily net assets the "Service Fee").

The Service Fee is accrued daily and paid monthly. For providing shareholder servicing and the maintenance of shareholder accounts and that provides that the Distributor may make payment from time to time from the Service Fee received to pay the costs of, and to compensate others, including Participating Organizations for performers such shareholder servicing functions on behalf of the Portfolio.

The Plan and the Distribution Agreement provide that, in addition to the Service Fee, the New York Portfolio will pay for i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreement and ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan and the Distribution Agreement provide that the Distributor may make payments from time to time from its own resources, which may include the Service Fee and past profits for the following purposes: i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New York Portfolio, ii) to compensate certain Participating Organizations for providing assistance in distributing the New York Portfolio's shares, iii) to pay the cost of printing and distributing the New York Portfolio's prospectus to prospective investors, and iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the New York Portfolio is required to pay to the Distributor for any fiscal year under the Distribution Agreement in effect for that year.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the New York Portfolio or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the New York Portfolio and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Board of Directors most recently approved the Plan on October 26, 1995 to be effective until November 30, 1996. The Plan was approved by the shareholders of the Portfolio at their first meeting held on June 23, 1992. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the New York Portfolio's shareholders.

For the New York Portfolio's fiscal year ended November 30, 1995, the total amount spent pursuant to the Plan was $69,789 none of which was paid by the Portfolio to the Distributor pursuant to the Distribution Agreement, and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). Of the total amount paid to the Distributor, the Distributor utilized $58,172 on compensation to sales personnel and $8,371 on advertising and $3,246 on Prospectus printing. For the New York Portfolio's fiscal year ended November 30, 1994, the total amount spent pursuant to the Plan was $182,432, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution Agreement, and all of which was paid by


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                                     -35-
345175.2

-------------------------------------------------------------------------------



the Distributor which may be deemed an indirect payment by the Portfolio). Of the total amount paid to the Distributor, the Distributor utilized $71,977 on compensation to sales personnel and $98,990 on advertising and $11,465 on Prospectus printing. For the fiscal year ended November 30, 1993, the total amount spent pursuant to the Plan was $120,687, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution Agreement and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). Of the total amount paid to the Distributor, the Distributor utilized $40,434 on compensation to sales personnel and $80,253 on advertising.


The Taxable Portfolio and the New Jersey Portfolio

Pursuant to each Portfolio's Plan, the Taxable Portfolio and the New Jersey Portfolio have each entered into a Distribution Agreement and a Shareholder Servicing Agreement.

For its services under the respective Portfolio's Shareholder Servicing Agreement, the Distributor receives from each of the Taxable Portfolio and the New Jersey Portfolio a service fee equal to .25% per annum of the respective Portfolio's average daily net assets the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of i) shareholder servicing and maintenance of shareholder accounts and ii) for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Portfolio.

Under each Portfolio's Distribution Agreement, the Distributor, for nominal consideration and as agent for the respective Portfolio, will solicit orders for the purchase of the respective Portfolio's shares, provided that any subscriptions and orders will not be binding on the Portfolio until accepted by the Portfolio as principal. In addition, the Distribution Agreement provides for reimbursement to the Distributor by the Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of the respective Portfolio's shares in an amount not to exceed .10% per annum of the respective Portfolio's average daily net assets. To the extent the Distributor does not take reimbursements for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year.

The Plan, the Shareholder Servicing Agreement and the Distribution Agreement provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, each Portfolio will pay for i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreement, and ii) typesetting, printing and delivering each Portfolio's prospectus to existing shareholders of the Portfolio and preparing the printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to .05% per annum of the Portfolio's average daily net assets.

Each Portfolio's Plan and Management Contract provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: i) to defray the costs of and to compensate others, including participating organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Portfolio, ii) to compensate certain participating organizations for providing assistance in distributing the Portfolio's shares; iii) to pay the costs of printing and distributing the Portfolio's prospectus to prospective investors; and iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments made pursuant to the Plan will not increase the amount which each Portfolio is required to pay to the Distributor or the Manager for any fiscal year under the Shareholder Servicing Agreement or the Management Contract in effect for that year.


The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Board of Directors most recently approved the Plan on October 26, 1995 to be effective until November 30, 1996. The Plan was approved by the shareholders of each Portfolio at their first meetings each held on November 10, 1994. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the shareholders of each respective Portfolio.

For the New Jersey Portfolio's fiscal year ended November 30, 1995, the total amount spent pursuant to the Plan was $6,552, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by


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                                     -36-
345175.2

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the Distributor which may be deemed an indirect payment by the Portfolio). For the New Jersey Portfolio's fiscal year ended November 30, 1994, the total amount spent pursuant to the Plan was $13,409, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). For the Taxable Portfolio's fiscal year ended November 30, 1995, the total amount spent pursuant to the Plan was $8,337, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). For the Taxable Portfolio's fiscal year ended November 30, 1994, the total amount spent pursuant to the Plan was $159,006, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio).


DESCRIPTION OF COMMON STOCK


The authorized capital stock of the Fund, which was incorporated on August 17, 1990 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent $.001) per share. The Fund's Board of Directors reclassified its authorized but unissued shares for the New Jersey Portfolio and the Taxable Portfolio on August 25, 1993. Each share has equal dividend, distribution, liquidation and voting rights and a fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value at the option of the shareholder. As of January 31, 1996, there were 13,759,379, 565,266 and 1,516,360 shares outstanding of the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio respectively. As of January 31, 1996, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares of each Portfolio.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund does not issue certificates evidencing Fund shares.

As a general matter, the Funds will not hold annual or other meetings of the Funds' shareholders. This is because the By-laws of the Funds provide for annual meetings only a) for the election of directors, b) for approval of the Funds' revised investment advisory agreement with respect to a particular class or series of stock, c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and d) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act, including the removal of Fund directors) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

FEDERAL INCOME TAXES

The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of shares of the Portfolios. The summary is limited to investors who hold the shares as "capital assets" generally, property held for investment), and to whom special categories of rules do not apply, such as foreign investors. Shareholders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of shares.

The New York Portfolio and the New Jersey Portfolio

Each of the New York Portfolio and the New Jersey Portfolio each, a "Tax-exempt Fund" and collectively, the "Tax-exempt Funds") has elected to qualify under the Internal Revenue Code of 1986, as amended the "Code"), and, with respect to the New York Portfolio, under New York law as a "regulated investment company" that distributes "exempt-interest dividends". Each Tax-exempt Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Tax-exempt Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


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                                     -37-
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


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Each Tax-exempt Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. Exempt-interest dividends, as defined in the Code, are dividends or any part thereof other than capital gain dividends) paid by the Tax-exempt Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Tax-exempt Fund as exempt-interest dividends in a written notice mailed to the Tax-exempt Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Tax-exempt Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.


Exempt-interest dividends are to be treated by the Tax-exempt Fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of the Tax-exempt Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities on margin may not be deductible during the period an investor holds shares of the Tax-exempt Fund. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Tax-exempt Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includable in gross income. Under P.L. 99-514, the amount of such interest received will have to be disclosed on the shareholders' Federal income tax returns. Further, under P.L. 99-514, taxpayers other than corporations are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on "private activity" bonds generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to the portion of the exempt-interest dividends from the Tax-exempt Fund's assets that are attributable to such post-August 7, 1986 private activity bonds, if any of such bonds are acquired by the Tax-exempt Fund. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (including tax-exempt interest) of the corporation exceeds the alternative minimum taxable income determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a minimum tax on excess "passive investment income" which includes tax-exempt interest. A shareholder is advised to consult his tax advisers with respect to whether exempt-interest dividends retain the exclusion under Section 103 of the Code if such shareholder would be treated as a "substantial user" or "related person" under Section 147(a) of the Code with respect to some or all of the "private activity bonds", if any, held by the Tax-exempt Fund.


The Tax-exempt Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Tax-exempt Fund may also realize short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. In the case of a Municipal Obligation acquired at a market discount, gain on the disposition of the Municipal Obligation generally will be treated as ordinary income to the extent of accrued market discount. Short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss) will be distributed annually to the Tax-exempt Fund's shareholders. The Tax-exempt Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Tax- exempt Fund shares. However, Tax-exempt Fund shareholders who at the time of such a net capital gain distribution have not held their Tax-exempt Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Tax-exempt Fund's shareholders not later than 60 days after the close of the Tax-exempt Fund's taxable year. Under the Revenue Reconciliation Act of 1993, for fiscal years beginning after December 31, 1992, ordinary income is subject to a maximum tax rate of 39.6%, and net capital gains are subject to a preferential rate in certain circumstances.

Each Tax-exempt Fund intends to distribute at least 90% of its investment company taxable income taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. Each Tax-exempt Fund will be subject to Federal income tax on any undistributed investment company taxable income. To the extent such income is distributed it will be taxable to shareholders as ordinary income. Expenses paid or incurred by the Tax-exempt Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Tax- exempt Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Tax-exempt Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Tax-exempt Fund will be subject to a nondeductible 4%
excise  tax  on  the  excess  of  such  amounts  over  the  amounts   actually
distributed.


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                                     -38-
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A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares. If the securities held by the Tax-exempt Fund appreciate in value, purchasers of shares of the Tax-exempt Fund after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such shares.

If a shareholder fails to provide the Tax-exempt Fund with a current taxpayer identification number, the Tax-exempt Fund generally is required to withhold 31% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Tax-exempt Fund.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Tax-exempt Fund.

With respect to the variable rate demand instruments, including participation certificates therein, each Tax-exempt Fund has obtained and is relying on the opinion of Battle Fowler LLP, counsel to the Tax-exempt Funds, that it will be treated for Federal income tax purposes as the owner thereof and the interest on the underlying Municipal Obligations will be tax-exempt to the Tax- exempt Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.



From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Tax-exempt Funds to pay exempt-interest dividends would be adversely affected and each Tax-exempt Fund would reevaluate its investment objective and policies and consider changes in the structure.

In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

The Taxable Portfolio

The Taxable Portfolio has elected to qualify under the Code as a "regulated investment company." The Taxable Portfolio intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Taxable Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Taxable Portfolio intends to distribute at least 90% of its investment company taxable income taxable income subject to certain adjustments (exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. The Taxable Portfolio will be subject to Federal income tax on any undistributed investment company taxable income. To the extent such income is distributed, it will be taxable to shareholders as ordinary income. In the case of corporate shareholders, such distributions are not expected to be eligible for the dividends-received deduction. If the Taxable Portfolio does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Taxable Portfolio will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

The Taxable Portfolio may realize short-term or long-term capital gains or losses from its portfolio transactions. The Taxable Portfolio may also realize short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. A portion of such gains may be taxable as ordinary income to the extent of accrued market discount. Short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss) will be distributed annually to the Taxable Portfolio's shareholders. The Taxable Portfolio will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Taxable Portfolio shares. However, Taxable Portfolio shareholders who at the time of such a net capital gain distribution have not held their Taxable Portfolio shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Taxable Portfolio's shareholders not later than 60 days after the close of the Taxable Portfolio's taxable year. Under the Revenue Reconciliation Act of 1993, for

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                                     -39-
345175.2

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fiscal years beginning after December 31, 1992,  ordinary income is subject to a maximum tax rate of 39.6%, and net capital gains are subject to a preferential rate in certain circumstances.

A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares. If the securities held by the Taxable Portfolio appreciate in value, purchasers of shares of the Taxable Portfolio after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such shares.

The Tax Reform Act of 1986 contained a provision limiting miscellaneous itemized deductions for individuals and certain other shareholders, such as estates and trusts, to the extent such miscellaneous itemized deductions do not exceed 2% of adjusted gross income for a taxable year. However, the Revenue Reconciliation Act of 1989 provided an exemption from the limitation for publicly-offered regulated investment companies. The Taxable Portfolio currently qualifies and expects to continue to qualify as a publicly-offered regulated investment company.

If a shareholder fails to provide the Taxable Portfolio with a current taxpayer identification number, the Taxable Portfolio generally is required to withhold 31% of taxable interest, dividend payments and proceeds from the redemption of shares of the Taxable Portfolio.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Taxable Portfolio.

Entities that generally qualify for an exemption from Federal income tax, such as many pension trusts and retirement plans, are nevertheless taxed under
Section 511 of the Code on "unrelated business taxable income." Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from the Taxable Portfolio and gain from the sale of shares in the Taxable Portfolio or the Taxable Portfolio's sale of securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the share itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.

Before investing in the Taxable Portfolio, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 "ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Taxable Portfolio; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Portfolio are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

Prospective tax-exempt investors are urged to consult their own tax advisers prior to investing in the Taxable Portfolio.

NEW YORK INCOME TAXES

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion will not result in a corporate shareholder being exempt for New York State and New York City franchise tax purposes.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from each Portfolio and ownership of shares of each Portfolio in their own states and localities.

NEW JERSEY INCOME TAXES

The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that 1) such fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the distribution is paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and 2) at the close of each quarter

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                                     -40-
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of the  taxable  year,  such  fund  has not  less  than  80% of the  aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

In the opinion of McCarter & English, special New Jersey tax counsel to the Fund, assuming that the Fund constitutes a qualified investment fund and that the Fund complies with the reporting obligations under New Jersey law with respect to qualified investment funds, a) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations and b) gain from the sale of shares in the Fund by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own states and localities.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT


Investors Fiduciary Trust Company is custodian for the Fund's cash and securities. The custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. The Fund has retained State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02111, to perform transfer agency related services for the Fund.


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                                     -41-
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DESCRIPTION OF SECURITY RATINGS AND NOTES1

Moody's Investors Service, Inc. (Moody's)

Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements may change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers 1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Notes

Moody's ratings for state and tax-exempt notes and short-term loans are designated Moody's Investment Grade MIG). The distinction is in recognition of the difference between short-term and long-term credit risk. Loans bearing the designation MIG-1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broadbased access to the market for refinancing, or both. Loans bearing the designation MIG-2 are of high quality, with margins of protection ample although not as large as in the preceding group. Loans bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG-4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. The designation Prime-1 or P-1 indicates the highest quality repayment capacity of the rated issue.

The designation Prime-2 or P-2 indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be subject to some variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

--------
1   As described by the rating agencies.
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Standard & Poor's Corporation ("S&P")

Bonds

AAA: Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

AA: Bonds rated AA also qualify as high-grade obligations and, to a the majority of instances, differ from AAA issues only to a small degree.

A: Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior and, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Municipal Notes

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus +) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

Commercial Paper

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues assigned A have the highest rating and are regarded as having the greatest capacity for timely payment. The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

The ratings assigned by S&P may be modified by the addition of a plus +) or minus -) sign to show relative standing within its major rating categories.

Description of Tax-Exempt Notes

Tax-Exempt Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-Exempt Notes include:

Tax Anticipation Notes: Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue   Anticipation  Notes:   Revenue  Anticipation  Notes  are  issued  in
expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

Bond Anticipation Notes: Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases the long-term bonds then provide the money for the repayment of the Notes.

Construction Loan Notes: Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association "GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.


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                                                      -43-
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Tax-Exempt Commercial Paper

Issues  of  Tax-Exempt   Commercial  Paper  typically  represent   short-term,
unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities, or to provide interim construction financing and are paid from general revenues of municipalities, or are refinanced with long-term debt. In most cases, Tax-Exempt Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Fitch Investors Services, Inc. ("Fitch")

Tax-Exempt Bonds

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus +) Minus -): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Tax-Exempt Notes and Commercial Paper

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.


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                                     -44-
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The short-term  rating places greater  emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues .

F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

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                                     -45-
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

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Let it be said loud and clear there can be no assurance  the Fund will achieve its objectives. But if you've come into a lump sum of money and want professionals to invest it, tend it, trade it and nurture it in Municipal Bonds, the Lebenthal Municipal Bond Funds could be for you.




CONVERSATIONS FROM A DAY IN THE LIFE OF A MUNICIPAL BOND SALESMAN

A businessman calls and actually says he doesn't need more income. He can hardly spend what he earns now. Here's money he wants to put away, not touch the interest, and let it accumulate and build.

A father calls and says he's doing better than his parents, but only wishes he could say the same for his kids. He wants to do something for them. He doesn't want to see the interest chipped away by taxes. "Mitts off" he says. "This is my kids' social security."

A grandfather calls. It's Peter's birthday. He could get Peter a fire truck. Any sensible four year old would prefer a fire truck. But he wants to take care of Peter's education and watch the interest pile up and earn more tax free interest, month after month, year after year.

A man calls with the fruits of a life's work. He's just sold his business and has an employment contract with the new owner into the next century. This is money he'll probably never have to touch. But his heirs might. He wants to build an estate for the future and let little acorns grow.


Not everyone is concerned with the amount of income an investment can provide now. Many want to know about an investment's long term benefits. For example, how much purchasing power will my money have tomorrow? How much will I be able to leave my children? If you are as concerned with your net worth tomorrow as you are with your cashflow today, instead of spending your interest, consider reinvesting it in a Lebenthal Municipal Bond Fund -- and receiving your interest every month or any distributions of principal or gains) in additional fund shares.

When you opt for automatic reinvestment, instead of taking your distributions in cash, they are being used to buy you more shares. The number of shares you own accumulates and builds on an amount that is growing all the time.

For example, between October 12, 1993 and November 11, 1994 -- one of the "worst" bond markets on record -- net asset value per share of the Lebenthal New York Municipal Bond Fund fell from $8.26 to $6.69, a decline of $1.57 or a decline of $1.96 from the Public Offering Price of $8.65 that prevailed on October 12, 1993). And yet, $25,000 invested in the Fund at the P.O.P. of $8.65 on October 12, 1993 would have grown from 2889.565 shares to 3077.762, an increase of 188.1966 shares for the period.


OTHER IMPORTANT FACTS ABOUT THE FUND

The Lebenthal Municipal Bond Funds are integrated with the Lebenthal & Co., Inc. account system. All activity in your Fund account and your month-end balance will appear on a monthly statement you get from Lebenthal & Co., Inc. If you are already a Lebenthal bond customer, the Fund can automatically receive payments of interest and principal from any bonds in your Lebenthal Workhorse Account and put them to work instantly in the Fund. In other words you can use the Fund for investment of new money or as an automatic reinvestment vehicle for payments from bonds you already own.


Past performance is no guarantee of future results, and no particular level of fund performance can be assured. But to further illustrate how shares grow through reinvestment over time, at say, a hypothetical five percent (5%) a year compounded monthly, every 1000 shares would become 1283 shares in five years, 1647 shares in ten years, 2114 shares in fifteen years.

Compounding does not protect against fluctuating bond prices, and a decline in value per share could negate the positive effect of growth in the number of shares owned. But time can mitigate loss, because it stands to reason: the more shares you have accumulated through reinvestment over time, the bigger the multiple that will be working for you when you decide to sell.

Whether you make money or lose money down the road when you do sell your shares, will depend on the number of shares you then owe as well as the going resale price per share. So count the shares. And give it time.

Time is the soulmate of compound interest -- and the best friend a would-be saver's got.



-------------------------------------------------------------------------------


                                     -46-
345175.2

                     Lebenthal New York Municipal Bond Fund
-------------------------------------------------------------------------------


                                                   TAXABLE EQUIVALENT YIELD TABLE

                                                    (New York State and Federal)

------------------------------------------------------------------------------------------------------------
                                1. If Your Taxable Income Bracket Is . . .
------------------------------------------------------------------------------------------------------------
Single                            $24,001                58,151              121,301               263,751
Return                             58,150               121,300              263,750              and over
------------------------------------------------------------------------------------------------------------
Joint                              40,101                96,901              147,701               263,751
Return                             96,900               147,700              263,750              and over
------------------------------------------------------------------------------------------------------------
                            2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------
Federal                          28.00%                31.00%               36.00%                39.60%
Tax Rate
------------------------------------------------------------------------------------------------------------
State                             7.125%                7.125%               7.125%                7.125%
Tax Rate
------------------------------------------------------------------------------------------------------------
Combined                         33.130%               35.916%              40.560%               43.904%
Marginal
Tax Rate
------------------------------------------------------------------------------------------------------------
               3. Now Compare Your Tax Free Income Yields With Taxable Income Yields . . .
------------------------------------------------------------------------------------------------------------
    Tax Exempt                                Equivalent Taxable Investment Yield
       Yield                                       With Taxable Income Yields
------------------------------------------------------------------------------------------------------------
           6.00%                  8.97%                 9.36%               10.09%                10.70%
------------------------------------------------------------------------------------------------------------
           6.25%                  9.35%                 9.75%               10.51%                11.14%
------------------------------------------------------------------------------------------------------------
           6.50%                  9.72%                10.14%               10.94%                11.59%
------------------------------------------------------------------------------------------------------------
           6.75%                 10.09%                10.53%               11.36%                12.03%
------------------------------------------------------------------------------------------------------------
           7.00%                 10.47%                10.92%               11.78%                12.48%
------------------------------------------------------------------------------------------------------------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

-------------------------------------------------------------------------------



C/M  10675.0001 350714.1

                     Lebenthal New York Municipal Bond Fund
-------------------------------------------------------------------------------


                                                   TAXABLE EQUIVALENT YIELD TABLE

                                             (Federal, New York State and New York City)

----------------------------------------------------------------------------------------------------------------------------
                                     1. If Your Taxable Income Bracket Is . . .
----------------------------------------------------------------------------------------------------------------------------
Single           $24,001                25,001               58,151                60,001               121,301    263,751
Return            25,000                58,150               60,000               121,300               263,750   and over
----------------------------------------------------------------------------------------------------------------------------
Joint             40,101                45,001               96,901               108,001               147,101    263,751
Return            45,000                96,900              108,000               147,700               263,750   and over
----------------------------------------------------------------------------------------------------------------------------
                                 2. Then Your Combined Income Tax Bracket Is . . .
----------------------------------------------------------------------------------------------------------------------------
Federal         28.00%                28.00%               31.00%                31.00%                36.00%     39.60%
Tax Rate
----------------------------------------------------------------------------------------------------------------------------
State            7.125%                7.125%               7.125%                7.125%                7.125%     7.125%
Tax Rate
----------------------------------------------------------------------------------------------------------------------------
City             4.389%                4.400%               4.400%                4.457%                4.457%     4.457%
Tax Rate
----------------------------------------------------------------------------------------------------------------------------
Combined        36.291%               36.298%              38.952%               38.992%               43.412%    46.596%
Marginal
Tax Rate



-------------------------------------------------------------------------------------------------------------------------
                            3. Now Compare Your Tax Free Income Yields With Taxable Income Yields . . .
-------------------------------------------------------------------------------------------------------------------------
    Tax Exempt                                        Equivalent Taxable Investment Yield
       Yield                                               With Taxable Income Yields
-------------------------------------------------------------------------------------------------------------------------------
           6.00%         9.42%            9.42%                9.83%                 9.83%          10.60%           11.24%
-------------------------------------------------------------------------------------------------------------------------------
           6.25%         9.81%            9.81%               10.24%                10.25%          11.05%           11.70%
-------------------------------------------------------------------------------------------------------------------------------
           6.50%        10.20%           10.20%               10.65%                10.65%          11.49%           12.17%
-------------------------------------------------------------------------------------------------------------------------------
           6.75%        10.60%           10.60%               11.06%                11.06%          11.93%           12.64%
-------------------------------------------------------------------------------------------------------------------------------
           7.00%        10.99%           10.99%               11.47%                11.47%          12.37%           13.11%
-------------------------------------------------------------------------------------------------------------------------------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

------------------------------------------------------------------------------



C/M  10675.0001 350714.1

                    Lebenthal New Jersey Municipal Bond Fund
------------------------------------------------------------------------------


                         TAXABLE EQUIVALENT YIELD TABLE




-----------------------------------------------------------------------------------------------------------------------------------
                                       1. If Your Taxable Income Bracket Is . . .
----------------------------------------------------------------------------------------------------------------------------------
Single      $24,000          --       35,001          40,001          58,151       75,001          --     121,301        263,751
Return       35,000          --       40,000          58,150          75,000      121,300          --     263,750       and over
----------------------------------------------------------------------------------------------------------------------------------
Joint        40,100      50,001       70,001          80,001          96,901           --     147,701     150,001        263,751
Return       50,000      70,000       80,000          96,900         147,700           --     150,000     263,750       and over
----------------------------------------------------------------------------------------------------------------------------------
                                   2. Then Your Combined Income Tax Bracket Is . . .
----------------------------------------------------------------------------------------------------------------------------------
Federal      28.00%      28.00%       28.00%          28.00%          31.00%       31.00%      36.00%      36.00%         39.60%
Tax Rate
----------------------------------------------------------------------------------------------------------------------------------
State        1.750%      2.450%       3.500%          5.525%          5.525%       6.370%      5.525%      6.370%         6.370%
Tax Rate
----------------------------------------------------------------------------------------------------------------------------------
Combined     29.26%      29.76%       30.52%          31.98%          34.81%       35.40%      39.54%      40.08%         43.45%
Tax Rate
----------------------------------------------------------------------------------------------------------------------------------

                                         3. Now Compare Your Tax Free Income Yields With Taxable Income Yields . . .
-----------------------------------------------------------------------------------------------------------------------------------
  Tax Exempt                                 Equivalent Taxable Investment Yield Required to Match Tax Exempt Yield
     Yield
-----------------------------------------------------------------------------------------------------------------
 5.00%        7.07%       7.12%       7.20%           7.35%           7.67%           7.74%         8.27%       8.34%       8.84%

 5.50%        7.78%       7.83%       7.92%           8.09%           8.44%           8.51%         9.10%       9.18%       9.73%

 6.00%        8.48%       8.54%       8.64%           8.82%           9.20%           9.29%         9.92%      10.01%      10.61%

 6.50%        9.19%       9.25%       9.36%           9.56%           9.97%          10.06%        10.75%      10.85%      11.49%

 7.00%        9.90%       9.97%      10.08%          10.29%          10.74%          10.84%        11.58%      11.68%      12.38%
-----------------------------------------------------------------------------------------------------------------------------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

-------------------------------------------------------------------------------



C/M  10675.0001 350714.1

-------------------------------------------------------------------------------

LEBENTHAL FUNDS, INC.
INDEPENDENT AUDITOR'S REPORT
===============================================================================


The Board of Directors and Shareholders
Lebenthal Funds, Inc.

We have audited the accompanying statements of assets and liabilities and the statements of investments of Lebenthal New York Municipal Bond Fund, Lebenthal New Jersey Municipal Bond Fund, and Lebenthal Taxable Municipal Bond Fund, series of Lebenthal Funds, Inc., as of November 30, 1995, and the related statements of operations, the statements of changes in net assets and the selected financial information for each of the periods indicated in the accompanying financial statements. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Lebenthal New York Municipal Bond Fund, Lebenthal New Jersey Municipal Bond Fund and Lebenthal Taxable Municipal Bond Fund, series of Lebenthal Funds, Inc. as of November 30, 1995, the results of their operations, the changes in their net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.





New York, New York
December 29, 1995

345617.2

-------------------------------------------------------------------------------

LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1995
===============================================================================


---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
       Face                                                                                                          Value
      Amount                                                                                                        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (95.53%)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
$1,285,000           Monroe County, NY IDA Civil Facility (DePaul Community Facility),
                     6.50%, due 2/01/24                                                                            $1,356,754
---------------------------------------------------------------------------------------------------------------------------------
300,000              New York City Unlimited Tax General Obligation, 7.750%, due 8/15/13                           338,469
---------------------------------------------------------------------------------------------------------------------------------
2,350,000            New York, New York - Series C, 7.25%, due 8/15/24                                             2,542,912
---------------------------------------------------------------------------------------------------------------------------------
4,000,000            New York, New York - Series F, 6.625%, due 2/15/25                                            4,215,080
---------------------------------------------------------------------------------------------------------------------------------
2,400,000            New York State Dormitory Authority Revenue, 7.40%, due 8/01/30                                2,719,896
---------------------------------------------------------------------------------------------------------------------------------
7,255,000            New York State Dormitory Authority Revenue (Highlands Center),
                     6.60%, due 2/01/34                                                                            7,717,143
---------------------------------------------------------------------------------------------------------------------------------
2,330,000            New York State Dormitory Authority Revenue (Presbyterian Residential Community),
                     6.50%, due 8/01/34                                                                            2,460,084
---------------------------------------------------------------------------------------------------------------------------------
750,000              New York State Dormitory Authority Revenue (State University Educational Facilities),
                     7.00%, due 5/15/16                                                                            808,170
---------------------------------------------------------------------------------------------------------------------------------
3,900,000            New York State Dormitory Authority Revenue (Nottingham Retirement Community),
                     6.125%, 7/01/25                                                                               3,974,958
---------------------------------------------------------------------------------------------------------------------------------
3,500,000            New York State Dormitory Authority Revenue (Jewish Geriatric) FHA - Insured Mortgage,
                     7.35%, due 8/01/29                                                                            3,972,080
---------------------------------------------------------------------------------------------------------------------------------
5,190,000            New York State Dormitory Authority Revenue
                     (Niagara Frontier Home) FHA - Insured Mortgage, 6.40%, 2/01/35                                5,460,295
---------------------------------------------------------------------------------------------------------------------------------
1,000,000            New York State Dormitory Authority Revenue (St. Lukes Home Residential Health),
                     6.375%, 8/01/35                                                                               1,051,630
---------------------------------------------------------------------------------------------------------------------------------
6,000,000            New York State Dormitory Authority Revenue (Our Lady Of Consolidation Nursing Home),
                     FHA - Insured Mortgage, 6.05%, 8/01/35                                                        6,059,400
---------------------------------------------------------------------------------------------------------------------------------
4,755,000            New York State Dormitory Authority Revenue (Geneva Nursing Home II),
                     FHA - Insured Mortgage, 6.20%, 8/01/35                                                        4,910,108
---------------------------------------------------------------------------------------------------------------------------------
1,000,000            New York State Energy Research & Development Authority - Industrial Development
                     & Pollution Control (Brooklyn Union and Gas), MBIA, 6.75%, due 2/01/24                        1,081,590
---------------------------------------------------------------------------------------------------------------------------------
6,000,000            New York State Energy Research & Development Authority - Electric Facilities Revenue -
                     (Consolidated Edison Company Project), 6.75%, due 1/15/27                                     6,312,900
---------------------------------------------------------------------------------------------------------------------------------
1,000,000            New York State Energy Research & Development Authority - Electric Facilities
                     Revenue - (Long Island Lighting Company Project), 7.15%, due 2/01/22                          1,025,930
---------------------------------------------------------------------------------------------------------------------------------
500,000              New York State Energy Research & Development Authority -  Pollution Control Revenue -
                     (Niagara Mohawk Power Corporation), FGIC, 6.625%, due 10/01/13                                544,950
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
                                  Ratings
----------------------------------------------------
       Face                              Standard
      Amount                Moody's      & Poor's
----------------------------------------------------
MUNICIPAL BONDS (95.53%)
----------------------------------------------------
----------------------------------------------------
$1,285,000
                           Aa
----------------------------------------------------
300,000                   Baa1           BBB+
----------------------------------------------------
2,350,000                 Baa1           BBB+
----------------------------------------------------
4,000,000                 Baa1           BBB+
----------------------------------------------------
2,400,000                  Aa             AAA
----------------------------------------------------
7,255,000
                                          AA
----------------------------------------------------
2,330,000
                                          AA
----------------------------------------------------
750,000
                          Baa1           BBB+
----------------------------------------------------
3,900,000
                                          AA
----------------------------------------------------
3,500,000
                                          AAA
----------------------------------------------------
5,190,000
                                          AA
----------------------------------------------------
1,000,000
                                          AA
----------------------------------------------------
6,000,000
                                          AA
----------------------------------------------------
4,755,000
                                          AA
----------------------------------------------------
1,000,000
                          Aaa             AAA
----------------------------------------------------
6,000,000
                           A1             A+
----------------------------------------------------
1,000,000
                          Ba1             BB+
----------------------------------------------------
500,000
                          Aaa             AAA
----------------------------------------------------

                        See Notes to Financial Statements

C/M  10675.0002 345617.2

-------------------------------------------------------------------------------

LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
===============================================================================

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       Face                                                                                                                  Value
      Amount                                                                                                                (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
$550,000             New York State Environmental Facilities Corp. Pollution Control Revenue -
                     (State Water Revolving Fund - Series C), 7.20%, due 3/15/11                                           $603,939
------------------------------------------------------------------------------------------------------------------------------------
1,750,000            New York State Medical Hospital Nursing Facilities, 6.60%, due 2/15/31                                1,856,295
------------------------------------------------------------------------------------------------------------------------------------
1,500,000            New York State Housing Finance Agency Insured Multi-Family Mortgage Housing Revenue
                     - Series 1992C, 6.50%, due 8/15/24                                                                    1,546,020
------------------------------------------------------------------------------------------------------------------------------------
3,400,000            New York State Housing Finance Agency (Phillips Village Project) - Series A,
                     7.75%, due 8/15/17                                                                                    3,770,838
------------------------------------------------------------------------------------------------------------------------------------
6,750,000            New York State Medical Care Facilities Finance Agency Revenue
                     (Hospital & Nursing Home FHA - Insured Mortgage - Series B), 6.60%, due 8/15/34                       7,192,192
------------------------------------------------------------------------------------------------------------------------------------
175,000              New York State Medical Care Facilities Mental Health Service,
                     7.30%, due 2/15/21                                                                                    191,538
------------------------------------------------------------------------------------------------------------------------------------
5,300,000            New York State Medical Care Facilities Finance Agency Revenue,
                     6.90%, due 8/15/34, AMBAC                                                                             5,869,803
------------------------------------------------------------------------------------------------------------------------------------
6,950,000            New York State Medical Care Facilities Finance Agency Revenue,
                     (FHA - Insured Mortgage Project-1995 - Series C), 6.375%, due on 8/15/29                              7,269,422
------------------------------------------------------------------------------------------------------------------------------------
500,000              New York State Medical Care Facilities Finance Agency Revenue,
                     (New York Downtown Hospital - Series A), 6.70%, due 2/15/12                                           525,700
------------------------------------------------------------------------------------------------------------------------------------
2,600,000            New York State Medical Care Facilities Finance Agency Revenue,
                     (New York Downtown Hospital - Series A), 6.80%, due 2/15/20                                           2,754,570
------------------------------------------------------------------------------------------------------------------------------------
2,505,000            New York State Medical Care Facilities Finance Agency Revenue,
                     (FHA - Insured Mortgage Project - Series A), 6.50%, due 2/15/35                                       2,649,889
------------------------------------------------------------------------------------------------------------------------------------
2,000,000            New York State Medical Care Facilities Finance Agency Revenue,
                     (Brookdale Hospital Medical Center - Series A), 6.80%, due 8/15/12                                    2,118,900
------------------------------------------------------------------------------------------------------------------------------------
2,550,000            New York State Medical Care Facilities Finance Agency Revenue,
                     (Brookdale Hospital Medical Center - Series A), 6.85%, due 2/15/17                                    2,711,849
------------------------------------------------------------------------------------------------------------------------------------
5,000,000            New York State Medical Care Facilities Finance Agency Revenue
                     FHA Insured Mortgage Project - Series D, 6.375%, due 02/15/35                                         5,245,700
------------------                                                                                                -----------------
------------------------------------------------------------------------------------------------------------------------------------
95,045,000           Total Municipal Bonds (Cost $94,802,181)                                                            100,859,004
------------------                                                                                                -----------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
                                  Ratings
-------------------------------------------------
       Face                              Standard
      Amount                Moody's      & Poor's
-------------------------------------------------
MUNICIPAL BONDS (Continued)
-------------------------------------------------
$550,000
                             Aa             A+
--------------------------------------------------
1,750,000                                   AAA
--------------------------------------------------
1,500,000
                             Aa             AAA
--------------------------------------------------
3,400,000
                             A
--------------------------------------------------
6,750,000
                             Aa
--------------------------------------------------
175,000
                            Baa1           BBB+
--------------------------------------------------
5,300,000
                            Aaa             AAA
--------------------------------------------------
6,950,000
                             Aa             AA
--------------------------------------------------
500,000
                            Baa             BBB
--------------------------------------------------
2,600,000
                            Baa             BBB
--------------------------------------------------
2,505,000
                             Aa             AA
--------------------------------------------------
2,000,000
                            Baa             BBB
--------------------------------------------------
2,550,000
                            Baa             BBB
--------------------------------------------------
5,000,000
                             Aa             AA
------------------
--------------------------------------------------
95,045,000
------------------
-------------------------------------------------


---------------------------------------------------------------------------
      Shares                                                 Market Value
---------------------------------------------------------------------------
Closed-End Funds (9.50%)
---------------------------------------------------------------------------
$196,722             Intercapital New York Quality          $    2,262,303
---------------------------------------------------------------------------
131,825              Munivest New York Insured Fund              1,598,378

                        See Notes to Financial Statements

C/M  10675.0002 345617.2

-------------------------------------------------------------------------------

LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
===============================================================================


------------------------------------------------------------------------------------------------------
      Shares                                                                         Market Value
------------------------------------------------------------------------------------------------------
Closed-End Funds (Continued)
------------------------------------------------------------------------------------------------------
$229,074             Muniyield New York Insured Fund II                         $          3,121,133
------------------------------------------------------------------------------------------------------
5,000                Muniyield New York Insured Fund III                                      66,250
------------------------------------------------------------------------------------------------------
160,000              Muniyield New York Insured Fund                                       2,360,000
------------------------------------------------------------------------------------------------------
54,547               Taurus Muni New York Holdings                                           620,472
------------------                                                                ------------------
------------------------------------------------------------------------------------------------------
777,168               Total Closed-End Funds (Cost $9,032,057)                            10,028,536
------------------
------------------------------------------------------------------------------------------------------
                     Total Investments (105.03%) (Cost $103,834,238+)                    110,887,540
------------------------------------------------------------------------------------------------------
                     Liabilities in Excess of Cash and Other Assets (-5.03%)    (          5,308,453)
                                                                                 -------------------
------------------------------------------------------------------------------------------------------
                     Net Assets (100.00%)                                       $        105,579,087
                                                                                 ===================

 + Aggregate cost for federal income tax purposes is $103,854,498. Aggregate unrealized appreciation and depreciation, based on cost for federal income purposes, are $7,033,042 and $0.

                        See Notes to Financial Statements


C/M  10675.0002 345617.2

-------------------------------------------------------------------------------

LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1995
===============================================================================


------------------------------------------------------------------------------------------------------------------------------------
       Face                                                                                                                 Value
      Amount                                                                                                               (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds (85.05%)
------------------------------------------------------------------------------------------------------------------------------------

$125,000             Cape May County, New Jersey Industrial Pollution Control Financing Authority
                     Revenue - Atlantic City Electric Company Project A, MBIA, 7.20%, due 11/01/29                         $143,267
------------------------------------------------------------------------------------------------------------------------------------
70,000               Essex County, New Jersey Import Authority Revenue Refunding Bond - Orange
                     School District - Series A, MBIA, 6.95%, due 07/01/14                                                 80,179
------------------------------------------------------------------------------------------------------------------------------------
100,000              Irvington, New Jersey Housing & Mortgage Finance Authority, 6.50%, due 02/01/24                       103,014
------------------------------------------------------------------------------------------------------------------------------------
100,000              New Jersey Economic Development Authority - American Airline, 7.10%, due 11/01/31                     107,074
------------------------------------------------------------------------------------------------------------------------------------
250,000              New Jersey Economic Development Authority, Economic Development Revenue -
                     Bancroft Incorporated Obligation Group, 6.05%, due 12/01/25, Connie Lee                               259,735
------------------------------------------------------------------------------------------------------------------------------------
150,000              New Jersey Economic Development Authority, Economic Development Revenue
                     Refunding - Burlington Coat Factory, LOC First Fidelity Bank, 6.125%, due 09/01/10                    157,055
------------------------------------------------------------------------------------------------------------------------------------
150,000              New Jersey Economic Development Authority, Economic Development Revenue -
                     W.Y. Urban Holding Company, LOC NatWest Bank, Jersey City, 6.50%, due 06/01/15                        158,312
------------------------------------------------------------------------------------------------------------------------------------
100,000              New Jersey Economic Development Authority PSE&G, MBIA, 6.40%, due 05/01/32                            106,897
------------------------------------------------------------------------------------------------------------------------------------
100,000              New Jersey Economic Development Authority Water Facilities Revenue, FGIC, 6.875%
                     due 11/01/34                                                                                          110,444
------------------------------------------------------------------------------------------------------------------------------------
100,000              New Jersey Economic Development Authority AMT-Economic Growth - Series D,
                     LOC NatWest, 6.55%, due 08/01/14                                                                      105,244
------------------------------------------------------------------------------------------------------------------------------------
85,000               New Jersey Health Care Facilities Financing Authority Refunding Revenue
                     Irvington General Hospital Issue - Series 1994, FHA, 6.40%, due 08/01/25                              89,007
------------------------------------------------------------------------------------------------------------------------------------
125,000              New Jersey Health Care Facilities Financing Authority Revenue Bond - General
                     Hospital Center at Passaic, FSA, 6.75%, due 07/01/19                                                  139,790
------------------------------------------------------------------------------------------------------------------------------------
100,000              New Jersey Health Care Facilities Financing Authority Revenue Bond - Monmouth
                     Medical Center Issue - Series C, CGIC, 6.25%, due 07/01/24                                            106,282
------------------------------------------------------------------------------------------------------------------------------------
100,000              New Jersey Health Care Facilities Financing Authority Revenue Bond - Newark
                     Beth Israel Medical Center, FSA, 6.00%, due 07/01/24                                                  104,048
------------------------------------------------------------------------------------------------------------------------------------
100,000              New Jersey State Educational Facilities Authority Revenue Bond - New Jersey
                     Institute Tech. Issue - Series A, MBIA, 6.00%, due 07/01/24                                           104,538
------------------------------------------------------------------------------------------------------------------------------------
125,000              New Jersey State Housing & Mortgage Finance Agency Multi-Family Housing Revenue
                     Refunding - Presidential Plaza FHA-1, 7.00%, due 05/01/30                                             132,215
------------------------------------------------------------------------------------------------------------------------------------
300,000              New Jersey State Housing & Mortgage Finance Agency Multi-Family Housing
                     Revenue - Series A, AMBAC, 6.05%, due 11/01/20                                                        304,929

--------------------------------------------
                            Ratings
--------------------------------------------
       Face                          Standard
      Amount         Moody's         & Poor's
---------------------------------------------
Municipal Bonds (85.05%)
---------------------------------------------

$125,000
                        Aaa             AAA
---------------------------------------------
70,000
                        Aaa             AAA
---------------------------------------------
100,000                                 AAA
---------------------------------------------
100,000                 Baa2            BB+
---------------------------------------------
250,000
                                        AAA
---------------------------------------------
150,000
                         A1
---------------------------------------------
150,000
                                        AA-
---------------------------------------------
100,000                 Aaa             AAA
---------------------------------------------
100,000
                        Aaa             AAA
---------------------------------------------
100,000
                                        AA-
---------------------------------------------
85,000
                                        AAA
---------------------------------------------
125,000
                        Aaa             AAA
---------------------------------------------
100,000
                        Aaa             AAA
---------------------------------------------
100,000
                        Aaa             AAA
---------------------------------------------
100,000
                        Aaa             AAA
---------------------------------------------
125,000
                                        AAA
---------------------------------------------
300,000
                        Aaa             AAA

                        See Notes to Financial Statements

C/M  10675.0002 345617.2

-------------------------------------------------------------------------------

LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
===============================================================================

------------------------------------------------------------------------------------------------------------------------------------
       Face                                                                                                            Value
      Amount                                                                                                          (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds (Continued)
------------------   ---------------------------------------------------------------------------------------------------------------
$125,000             New Jersey State Housing & Mortgage Finance Agency Revenue Housing - Series A,
                     6.95%, due 11/01/13                                                                               $133,091
------------------   ---------------------------------------------------------------------------------------------------------------
150,000              New Jersey State Housing & Mortgage Finance Agency Revenue AMT - Home
                     Buyers - Series O, MBIA, 6.35%, due 10/01/27                                                      154,773
------------------   ---------------------------------------------------------------------------------------------------------------
140,000              Newark, New Jersey Housing Finance Corporation Mortgage Revenue,
                     Refunding-SEC 8-FHA-Manor Apts-A, 7.50%, due 02/15/24                                             154,031
------------------   ---------------------------------------------------------------------------------------------------------------
100,000              Puerto Rico Housing Bank & Finance Agency Single Family Mortgage Revenue AMT -
                     Afford Housing Mortgage - Portfolio I, 6.25%, GNMA/FNMA/FHLMA College, due 04/01/29               101,860
------------------
------------------   ---------------------------------------------------------------------------------------------------------------
2,695,000            Total Municipal Bonds (Cost $2,683,552)                                                        2,855,785
------------------
------------------   ---------------------------------------------------------------------------------------------------------------

--------------------------------------------
                            Ratings
--------------------------------------------
       Face                          Standard
      Amount         Moody's         & Poor's
---------------------------------------------
------------------------------   -------------
$125,000
                                      A+
------------------------------   -------------
150,000
                      Aaa             AAA
------------------------------   -------------
140,000
                                      AAA
------------------------------   -------------
100,000
                      Aaa             AAA
------------------
------------------------------   -------------
2,695,000
------------------



------------------------------------------------------------------------------------------------------------------
      Shares                                                                                      Market Value
------------------------------------------------------------------------------------------------------------------
Closed-End Funds (10.21%)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
$           14,100   Munivest New Jersey Fund                                                $            170,962
------------------------------------------------------------------------------------------------------------------
            12,500   Muniyield New Jersey Fund                                                            171,875
------------------                                                                             ------------------
------------------------------------------------------------------------------------------------------------------
            26,600   Total Closed-End Funds (Cost $338,580)                                               342,837
------------------                                                                             ------------------
------------------------------------------------------------------------------------------------------------------
                     Total Investments (95.26%) (Cost $3,022,132+)                                      3,198,622
------------------------------------------------------------------------------------------------------------------
                     Cash and Other Assets, Net of Liabilities (4.74%)                                    159,261
                                                                                               ------------------
------------------------------------------------------------------------------------------------------------------
                     Net Assets (100.00%)                                                    $          3,357,883
                                                                                              ===================
------------------------------------------------------------------------------------------------------------------


                 +   Aggregate cost for federal income tax purposes is identical.
                     Aggregate unrealized appreciation and depreciation are $176,490 and $0.
------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements

C/M  10675.0002 345617.2

-------------------------------------------------------------------------------

LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1995
===============================================================================

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       Face                                                                                                                Value
      Amount                                                                                                              (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (91.25%)
------------------------------------------------------------------------------------------------------------------------------------

$150,000             All Saints Health System Taxable Bonds
                     9.00%, due 8/15/24, MBIA                                                                           $  169,359
------------------------------------------------------------------------------------------------------------------------------------
100,000              Buffalo New York, GO, AMBAC Taxable Bonds
                     Series F, 9.05%, due 2/01/15                                                                          109,166
------------------------------------------------------------------------------------------------------------------------------------
285,000              California Housing Finance MHRB Taxable II
                     Series C, 8.10%, due 2/01/37                                                                          292,946
------------------------------------------------------------------------------------------------------------------------------------
2,000,000            Compton California Community Redevelopment Agency
                     Capital Appreciation Tax Allocation - Series C 0.00%, due 8/01/22, CGIC                               288,020
------------------------------------------------------------------------------------------------------------------------------------
150,000              Connecticut Health and Educational Maefair Health, Taxable Bonds
                     9.20%, due 11/01/24                                                                                   180,144
------------------------------------------------------------------------------------------------------------------------------------
125,000              Connecticut Health and Educational Facility Authority
                     Laurelwood Rehab & Skilled Nursing Project, 9.36%, due 11/01/24                                       146,104
------------------------------------------------------------------------------------------------------------------------------------
150,000              Connecticut Health and Educational Facilities Authority Taxable Bonds,
                     Nursing Home Program Issue - Series 1994, 8.90%, due 11/01/24                                         174,854
------------------------------------------------------------------------------------------------------------------------------------
255,000              Connecticut Housing Finance Authority Housing Mortgage Finance
                     Program 1993 - Series G, 9.25%, due 5/15/27                                                           283,601
------------------------------------------------------------------------------------------------------------------------------------
100,000              Connecticut Development Authority Tax - Subseries B1
                     8.50%, due 8/15/14                                                                                    104,262
------------------------------------------------------------------------------------------------------------------------------------
125,000              Conyers GA Water & Sewer Revenue Bonds, AMBAC, 8.75%, due 7/01/15                                     139,024
------------------------------------------------------------------------------------------------------------------------------------
250,000              Cuyahoga County Ohio Economic Development Revenue
                     Taxable Gateway Arena PJ-Series A 8.625%, due 6/01/22                                                 274,463
------------------------------------------------------------------------------------------------------------------------------------
150,000              Idaho Housing Agency MFB, 8.50%, due 7/01/09                                                          155,487
------------------------------------------------------------------------------------------------------------------------------------
150,000              Illinois Housing AMBAC, 8.64%, due 12/01/21                                                           153,323
------------------------------------------------------------------------------------------------------------------------------------
2,180,000            Kern County California Pension Obligation
                     Capital Appreciation Taxable, 0.00% due 8/15/18, MBIA                                                 414,069
------------------------------------------------------------------------------------------------------------------------------------
325,000              Maryland State Community Development Administration MHRB Taxable Bonds
                     Department Housing & Community Development - F
                     9.10%, due 5/15/10                                                                                    351,903
------------------------------------------------------------------------------------------------------------------------------------
150,000              Memorial Health System Revenue Bond, MBIA, 8.375%, due 10/01/20                                       163,473
------------------------------------------------------------------------------------------------------------------------------------
200,000              Michigan State Housing Development Authority Multi-Family
                     Taxable Bonds - Series A 8.30%, due 11/01/15                                                          210,930
------------------------------------------------------------------------------------------------------------------------------------
190,000              Minnesota State Housing Finance Agency Taxable Bonds
                     Rental Housing - Series A
                     8.70%, due 8/01/22                                                                                    196,540
------------------------------------------------------------------------------------------------------------------------------------
60,000               Minnesota State Housing  - Series B, 8.00%, due 2/01/18                                               61,555
------------------------------------------------------------------------------------------------------------------------------------
50,000               Minnesota State Housing Finance Agency  - Taxable-Single Family Mortgage-G
                     8.05%, due 1/01/21                                                                                    51,471
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                               Ratings
-----------------------------------------------------
       Face                             Standard
      Amount             Moody's        & Poor's
-----------------------------------------------------
MUNICIPAL BONDS (91.2
-----------------------------------------------------
$150,000
                           Aaa             AAA
-----------------------------------------------------
100,000
                           Aaa             AAA
-----------------------------------------------------
285,000
                           Aaa             AAA
-----------------------------------------------------
2,000,000
                           Aaa             AAA
-----------------------------------------------------
150,000
                            A1             AA-
-----------------------------------------------------
125,000
                            A1             AA-
-----------------------------------------------------
150,000
                            A1             AA-
-----------------------------------------------------
255,000
                            Aa             AA
-----------------------------------------------------
100,000
                                           A+
-----------------------------------------------------
125,000                    Aaa             AAA
-----------------------------------------------------
250,000
                            A
-----------------------------------------------------
150,000                     A
-----------------------------------------------------
150,000                    Aaa             AAA
-----------------------------------------------------
2,180,000
                           Aaa             AAA
-----------------------------------------------------
325,000

                           Aa
-----------------------------------------------------
150,000                    Aaa             AAA
-----------------------------------------------------
200,000
                           Aaa             AAA
-----------------------------------------------------
190,000

                                           A+
-----------------------------------------------------
60,000                                     A+
-----------------------------------------------------
50,000
                                           A+
-----------------------------------------------------


                                      -vi-


                        See Notes to Financial Statements

C/M  10675.0002 345617.2

-------------------------------------------------------------------------------

LEBENTHAL TAXABLE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
===============================================================================

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       Face                                                                                             Value
      Amount                                                                                           (Note 1)
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
--------------------------------------------------------------------------------------------------------------------
$100,000          New Hampshire State Housing and Finance Authority Single Family Mortgage
                  Revenue Bonds, - Series 1995-C, 9.40%, due 7/01/14                                    $107,859
--------------------------------------------------------------------------------------------------------------------
240,000           New Jersey State Housing and Mortgage Finance Agency Rental Housing
                  Revenues - Taxable Bonds, - Series E, 8.95%, due 11/01/12                             258,682
--------------------------------------------------------------------------------------------------------------------
180,000           New York, New York - Series D, 9.625%, due 8/01/10                                    195,995
--------------------------------------------------------------------------------------------------------------------
40,000            New York, New York Taxable Bonds, 9.90%, due 2/01/10                                  45,856
--------------------------------------------------------------------------------------------------------------------
250,000           New York State Environment Facilities Corp. State Service Contract Revenue
                  Series A 9.625%, due 3/15/21                                                          285,447
--------------------------------------------------------------------------------------------------------------------
300,000           New York State Housing Finance Agency, 8.25%, due 5/15/35                             308,943
--------------------------------------------------------------------------------------------------------------------
110,000           New York State Housing Finance Agency Service Contract Obligation
                  Revenue - Series B, 8.60%, due 3/15/04                                                121,275
--------------------------------------------------------------------------------------------------------------------
100,000           Pittsburgh Pennsylvania Urban Redevelopment
                  Authority, CGIC, 9.07%, due 9/01/14                                                   117,016
--------------------------------------------------------------------------------------------------------------------
300,000           Sacramento County, California, 0.00%, due 8/15/21, MBIA                               250,836
--------------------------------------------------------------------------------------------------------------------
120,000           Southeastern Pennsylvania Trans Authority, FGIC, 8.75%, due 3/01/20                   136,501
--------------------------------------------------------------------------------------------------------------------
300,000           Tampa Florida Sports Authority Taxable - LN - Arena
                  PJ Hillsboro, 8.07%, due 10/01/26, MBIA                                               320,184
--------------------------------------------------------------------------------------------------------------------
375,000           Texas State Department Housing & Community
                  Taxable Mortgage - Series C1, 7.76%, due 9/01/17, MBIA                                380,122
--------------------------------------------------------------------------------------------------------------------
700,000           United Nations Development Corporation, 8.80%, due 7/01/26                            747,712
--------------------------------------------------------------------------------------------------------------------
365,000           Virginia State Housing Development Authority Multi-family
                  Taxable Bonds - Series A, 8.125% due 11/01/15                                         372,774
--------------------------------------------------------------------------------------------------------------------
350,000           Wisconsin Housing & Economic Development Authority Home Ownership RB
                  Taxable Bonds - Series H, 7.875% due 3/01/26                                          356,513
------------------                                                                                    --------------
--------------------------------------------------------------------------------------------------------------------
10,975,000        Total Municipal Bonds (Cost $7,435,755)                                             7,926,409
------------------                                                                                    --------------
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
                         Ratings
-----------------------------------------------
       Face                       Standard
      Amount       Moody's        & Poor's
-----------------------------------------------
MUNICIPAL BONDS (Continued)
------------------------------   -------------
$100,000
                      Aa
------------------------------   -------------
240,000
                                      A+
------------------------------   -------------
180,000               Baa1           BBB+
------------------------------   -------------
40,000                Baa1           BBB+
------------------------------   -------------
250,000
                      Baa1            BBB
------------------------------   -------------
300,000                               AAA
------------------------------   -------------
110,000
                      Baa1            BBB
------------------------------   -------------
100,000
                      Aaa             AAA
------------------------------   -------------
300,000               Aaa             AAA
------------------------------   -------------
120,000               Aaa             AAA
------------------------------   -------------
300,000
                      Aaa             AAA
------------------------------   -------------
375,000
                      Aaa             AAA
------------------------------   -------------
700,000                A
------------------------------   -------------
365,000
                       AA             AA+
------------------------------   -------------
350,000
                       AA             AA
------------------
------------------------------   -------------
10,975,000
------------------
------------------------------   -------------

-------------------------------------------------------------------------------------------------------------------
      Shares                                                                                       Market Value
-------------------------------------------------------------------------------------------------------------------
Closed-End Funds (9.51%)
-------------------------------------------------------------------------------------------------------------------
$           60,000   Blackrock Income Trust                                                   $            405,000
-------------------------------------------------------------------------------------------------------------------
            46,761   Hyperion Total Return                                                                 420,849
------------------                                                                              ------------------
-------------------------------------------------------------------------------------------------------------------
           106,761   Total Closed-End Funds (Cost $834,911)                                                825,849
------------------                                                                              ------------------
-------------------------------------------------------------------------------------------------------------------
                     Total Investments (100.76%) (Cost $8,270,666+)                                      8,752,258
-------------------------------------------------------------------------------------------------------------------
                     Liabilities in Excess of Cash and Other Assets (-0.76%)                  (             66,301)
                                                                                               -------------------
-------------------------------------------------------------------------------------------------------------------
                     Net Assets (100.00%)                                                     $          8,685,957
                                                                                               ===================
-------------------------------------------------------------------------------------------------------------------

                 +   Aggregate cost for federal income tax purposes is $8,276,728.
                     Aggregate unrealized  appreciation and depreciation,  based on cost for federal income tax purposes, are $493,733 and $18,203.
-------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements

C/M  10675.0002 345617.2

-------------------------------------------------------------------------------

LEBENTHAL FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
===============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Lebenthal New York        Lebenthal New Jersey     Lebenthal Taxable
                                                                    Municipal                  Municipal               Municipal
                                                                    Bond Fund                  Bond Fund               Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

----------------------------------------------------------------------------------------------------------------------------------
Investment in securities
    at value (cost $103,834,238,
    $3,022,132 and 8,270,666)..........................       $  110,887,540              $  3,198,622            $  8,752,258
----------------------------------------------------------------------------------------------------------------------------------
Receivables:
----------------------------------------------------------------------------------------------------------------------------------
    Capital shares sold................................            1,455,436                   106,061                 335,357
----------------------------------------------------------------------------------------------------------------------------------
    Interest...........................................            1,945,872                    49,240                 127,122
----------------------------------------------------------------------------------------------------------------------------------
    Dividends..........................................                   --                        --                     137
----------------------------------------------------------------------------------------------------------------------------------
    Due from Manager...................................                   --                    26,026                  11,642
----------------------------------------------------------------------------------------------------------------------------------
Deferred organization expenses.........................                8,646                    23,257                  18,764
                                                             ---------------               -----------             -----------
----------------------------------------------------------------------------------------------------------------------------------
       Total assets....................................          114,297,494                 3,403,206               9,245,280
                                                                 -----------                 ---------               ---------
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------

Payables:
----------------------------------------------------------------------------------------------------------------------------------
    Securities purchased...............................            6,394,753                        --                      --
----------------------------------------------------------------------------------------------------------------------------------
    Capital shares redeemed............................              172,820                        --                      --
----------------------------------------------------------------------------------------------------------------------------------
    Dividends declared.................................              315,967                    10,698                  33,072
----------------------------------------------------------------------------------------------------------------------------------
    Due to Administrator...............................               10,534                        --                      --
----------------------------------------------------------------------------------------------------------------------------------
    Due to Distributor.................................               21,068                        --                      --
----------------------------------------------------------------------------------------------------------------------------------
    Due to Manager.....................................               19,989                        --                      --
----------------------------------------------------------------------------------------------------------------------------------
    Due to Custodian...................................            1,737,355                     3,522                 488,494
----------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities.................               45,921                    31,103                  37,757
                                                              --------------               -----------             -----------
----------------------------------------------------------------------------------------------------------------------------------
       Total liabilities...............................            8,718,407                    45,323                 559,323
                                                               -------------               -----------              ----------
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                    $  105,579,087              $  3,357,883            $  8,685,957
                                                                 ===========                 =========               =========
----------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (Note 3)............................           13,216,773                   500,916               1,203,348
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, and redemption
    price per share....................................     $           7.99               $      6.70            $        7.22
----------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share*......................     $           8.37               $      7.02            $        7.56
----------------------------------------------------------------------------------------------------------------------------------

           * The sales charge on the New York Bond Fund, the New Jersey Bond Fund and the Taxable Bond Fund is 4.5% of the offering price on a single sale of less than $50,000, reduced on sales of $50,000 or more and certain other sales.

                        See Notes to Financial Statements

C/M  10675.0002 345617.2

-------------------------------------------------------------------------------
LEBENTHAL FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
===============================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                          Lebenthal New York     Lebenthal New Jersey     Lebenthal Taxable
                                                               Municipal               Municipal              Municipal
                                                               Bond Fund               Bond Fund              Bond Fund
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------
Income:
--------------------------------------------------------------------------------------------------------------------------
    Interest............................................. $    5,360,054            $   136,441            $   345,428
--------------------------------------------------------------------------------------------------------------------------
    Dividends............................................        599,835                 12,912                 35,287
                                                            ------------             ----------             ----------
--------------------------------------------------------------------------------------------------------------------------
       Total income......................................      5,959,889                149,353                380,715
                                                             -----------              ---------              ---------
--------------------------------------------------------------------------------------------------------------------------
Expenses: (Note 2)
--------------------------------------------------------------------------------------------------------------------------
    Management fee.......................................        214,981                  5,987                 11,647
--------------------------------------------------------------------------------------------------------------------------
    Distribution fee.....................................        224,979                  5,987                 11,647
--------------------------------------------------------------------------------------------------------------------------
    Administration fee...................................        112,489                  2,994                  5,824
--------------------------------------------------------------------------------------------------------------------------
    Custodian fees.......................................         11,782                  1,997                  2,560
--------------------------------------------------------------------------------------------------------------------------
    Shareholder servicing and
       related shareholder expenses......................        102,568                 17,604                 18,033
--------------------------------------------------------------------------------------------------------------------------
    Interest.............................................         89,673                     --                     --
--------------------------------------------------------------------------------------------------------------------------
    Legal, compliance and filing fees....................         60,889                  9,903                 12,999
--------------------------------------------------------------------------------------------------------------------------
    Audit and accounting fees............................         44,597                 45,205                 50,074
--------------------------------------------------------------------------------------------------------------------------
    Director's fees......................................          9,109                    256                    509
--------------------------------------------------------------------------------------------------------------------------
    Amortization of organization expenses................         15,319                  7,746                  6,249
--------------------------------------------------------------------------------------------------------------------------
    Other................................................          4,376                  1,081                  1,106
                                                           -------------            -----------            -----------
--------------------------------------------------------------------------------------------------------------------------
       Total expenses....................................        890,762                 98,760                120,648
--------------------------------------------------------------------------------------------------------------------------
       Less: Reimbursement of expenses (Note 2)..........          --                  (69,431)               (63,701)
--------------------------------------------------------------------------------------------------------------------------
          Fees waived....................................          --              (    14,968)           (    29,118)
                                                          --------------            ----------             ----------
--------------------------------------------------------------------------------------------------------------------------
    Net expenses.........................................        890,762                14,361                27,829
                                                          --------------            ----------             ----------
--------------------------------------------------------------------------------------------------------------------------
Net investment income....................................      5,069,127                134,992                352,886
                                                             -----------              ---------              ---------
--------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------

Net realized gain on investments.........................      1,283,011                 36,790                 10,392
--------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
    of investments.......................................     11,953,235                221,012                585,669
                                                              ----------              ---------              ---------
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
    gain on investments..................................     13,236,246                257,802                596,061
                                                              ----------              ---------              ---------
--------------------------------------------------------------------------------------------------------------------------
Increase in net assets
    from operations......................................  $  18,305,373            $   392,794            $   948,947
                                                              ==========              =========              =========
--------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements

C/M  10675.0002 345617.2

-------------------------------------------------------------------------------

LEBENTHAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED NOVEMBER 30, 1995 AND 1994
===============================================================================





---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Lebenthal New York Municipal
                                                                                                 Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     1995                       1994
                                                                           ------------------------   --------------

---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------


    Operations:

           Net investment income.......................................           $      5,069,127             $    4,417,771

           Net realized gain (loss) on
               investments............................................                   1,283,011              (  4,604,120)

           Change in unrealized appreciation..........................                  11,953,235              (  8,260,378)
                                                                                  ----------------             ---------------

     Increase (decrease)
            in net assets from operations                                               18,305,373              (  8,446,790)

     Dividends from net investment income                                           (    5,069,127)*            (  4,417,708)*

     Districutions from net realized gains
             on investments                                                                    --               (     365,144)

     Capital share transactions (Note 3)                                                17,016,993                  7,828,771
                                                                                  ----------------              -------------
           Total increase (decrease)...................................                 30,253,239              (  5,400,871)

    Net assets:

           Beginning of year...........................................                 75,325,848                 80,726,719
                                                                                      ------------                 ----------

           End of year.................................................             $  105,579,087              $  75,325,848
                                                                                       ===========                 ==========


------------------------------------------------------------------------------
    *  Designated as exempt interest dividends for federal income tax purposes.
------------------------------------------------------------------------------

                       See Notes to Financial Statements

C/M  10675.0002 345617.2

------------------------------------------------------------------------------

LEBENTHAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED NOVEMBER 30, 1995 AND 1994
==============================================================================




                                                      Lebenthal New Jersey Municipal            Lebenthan Taxable Municipal
                                                                Bond Fund                                Bond Fund


                                                        1995                 1994                1995                 1994
                                                        ----                 ----                ----                 ----

INCREASE (DECREASE) IN NET ASSETS



Operations:


           Net investment income.................       $   134,992          $    87,979      $      352,886         $    170,931


           Net realized gain (loss) on
              investments........................            36,790          (  315,519)             10,392           (  246,621)

           Change in unrealized appreciation.....           221,012          (   44,522)            585,669           (  104,077)

    Increase (decrease)
           in net assets from operations.........           392,794          (  272,062)             948,947          (  179,767)

    Dividends from net investment income.........       (  134,992)          (   87,979)         (  352,886)          (  170,931)

    Distributions from net realized gains
           on investments........................             --                  --                   --                   --

    Capital share transactions (Note 3)...........            954,934            2,505,188           5,099,617            3,340,977
                                                            ---------            ---------           ---------            ---------

           Total increase (decrease)..............          1,212,736            2,145,147           5,695,678            2,990,279

    Net assets:

           Beginning of year......................          2,145,147              -0-               2,990,279              -0-
                                                           ----------        -------------           ---------        ---------

           End of year............................        $ 3,357,883          $ 2,145,147         $ 8,685,957          $ 2,990,279
                                                            =========            =========           =========            =========


                        See Notes to Financial Statements
C/M  10675.0002 345617.2

-------------------------------------------------------------------------------

LEBENTHAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
===============================================================================


1. Summary of Accounting Policies


Lebenthal Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company consisting of Lebenthal New York Municipal Bond Fund (the "New York Bond Fund"), Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Bond Fund") and Lebenthal Taxable Municipal Bond Fund (the "Taxable Bond Fund"). Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:


    a) Valuation of Securities -


    Municipal obligations are stated on the basis of valuations provided by a pricing service approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The valuations provided by such pricing service will be based upon fair market value determined most likely on the basis of the factors listed above. If a pricing service is not used, municipal obligations will be valued at quoted prices provided by municipal bond dealers. Non-tax exempt securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or a similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair market value as determined in good faith by the Board of Directors.


    b) Federal Income Taxes -

    It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt and taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

    c) Dividends and Distributions -

    Dividends from investment income (excluding capital gains and losses, if any, and amortization of market discount) are declared daily and paid monthly. Distributions of net capital gains, if any, realized on sales of investments are made after the close of the Fund's fiscal year, as declared by the Fund's Board of Directors.

    d) Organizational Expenses -

    The New Jersey Bond Fund and the Taxable Bond Fund are amortizing organization expenses by straight-line charges against income over the period ending November 30, 1998.

C/M  10675.0002 345617.2

LEBENTHAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
===============================================================================


Summary of Accounting Policies (Continued)

    e) General -

    Securities transactions are recorded on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Premiums and original issue discounts on securities purchased by the New York Bond Fund, the New Jersey Bond Fund and the Taxable Bond Fund are amortized over the life of the respective securities. Realized gains and losses from securities transactions are recorded on the identified cost basis.

2. Investment Advisory Fees and Other Transactions with Affiliates


For the New York Bond Fund, the New Jersey Bond Fund and the Taxable Bond Fund:

Under the Management Contract the Funds pay a management fee to Lebenthal Asset Management, Inc. (its Manager), equal to .25% of the Fund's average daily net assets up to $50 million; .225% of such assets between $50 million and $100 million; and .20% of such assets in excess of $100 million. The Manager supervises all aspects of the Fund's operations. The Manager has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the year ended November 30, 1995, the Manager voluntarily waived management fees of $5,987 and $11,647 for the New Jersey Bond Fund and the Taxable Bond Fund, respectively. In addition, although not required to do so, the Manager has agreed to reimburse expenses for the New Jersey Bond Fund and the Taxable Bond Fund amounting to $69,431 and $63,701, respectively.

Pursuant to the Administrative Services Agreement, the Fund pays Reich & Tang Asset Management L.P., (its Administrator) a fee equal to .125% of the Fund's average daily net assets up to $100 million and .10% of such assets in excess of $100 million. For the year ended November 30, 1995, the Administrator voluntarily waived administration fees for the New Jersey Bond Fund and the Taxable Bond Fund of $2,994 and $5,824, respectively.

For all Funds:


Pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Company and Lebenthal & Co., Inc. (the Distributor) have entered into a Distribution Agreement. For its services under the Distribution Agreement, the Distributor receives from each Fund a fee equal to
 .25% of the Fund's average daily net assets. For the year ended November 30, 1995, the Distributor voluntarily waived fees of $5,987 and $11,647 from the New Jersey Bond Fund and the Taxable Bond Fund, respectively. There were no additional expenses borne by the Company pursuant to the Distribution Plan.

C/M  10675.0002 345617.2

-------------------------------------------------------------------------------

LEBENTHAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
===============================================================================


Investment Advisory Fees and Other Transactions with Affiliates (Continued)

Lebenthal & Co., Inc. retained commissions of $535,793 from the sales of shares of the New York Bond, the New Jersey Bond Fund and the Taxable Bond Fund.


Included in the Statements of Operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $13,347, $424 and $537 for the New York Bond Fund, the New Jersey Bond Fund and the Taxable Bond Fund, respectively, paid to Fundtech Services, L.P., an affiliate of Reich & Tang Asset Management L.P. as servicing agent to the Funds.


Fees are paid to Directors of the Company who are unaffiliated with the Managers, the Distributor or the Administrator on the basis of $2,000 per annum plus $500 per meeting attended.

3. Capital Stock

At November 30, 1995, there were 20,000,000,000 shares of $.001 par value stock authorized and capital paid in for the New York Bond Fund, the New Jersey Bond Fund and the Taxable Bond Fund amounted to $101,846,956, $3,460,122 and $8,440,594, respectively. Transactions in capital stock were as follows:


                                      Lebenthal New York Municipal Bond Fund               Lebenthal New York Municipal Bond Fund
                                                    Year Ended                                           Year Ended
                                               November 30, 1995                                     November 30, 1994
                                      -----------------------------------------         ------------------------------

                                               Shares          Amount                           Shares               Amount

Sold..................................        3,626,833       $   27,728,133                      3,069,379        $    23,445,492
Issued on reinvestment of dividends...          584,439            4,424,986                        528,597              3,988,593
Redeemed..............................      ( 2,011,809)        ( 15,136,126)                   ( 2,631,314)          ( 19,605,314)
                                             ----------          -----------                     ----------            -----------
Net increase (decrease)...............        2,199,463       $   17,016,993                        966,662              7,828,771
                                             ==========          ===========                     ==========            ===========

C/M  10675.0002 345617.2

------------------------------------------------------------------------------

LEBENTHAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
==============================================================================

3.  Capital Stock (Continued)

                                      Lebenthal New Jersey Municipal Bond Fund             Lebenthal New Jersey Municipal Bond Fund
                                                     Year Ended                                           Year Ended
                                                November 30, 1995                                     November 30, 1994
                                      ------------------------------------------         ------------------------------------------

                                                Shares          Amount                           Shares               Amount

Sold..................................           320,760         $   2,060,689                       378,649           $  2,606,421
Issued on reinvestment of dividends...            18,321               118,158                         9,222                 59,421
Redeemed..............................       (   198,975)         (  1,223,913)                   (   27,061)           (   160,654)
                                              ----------           -----------                     ---------             ----------
Net increase (decrease)...............           140,106         $     954,934                       360,810           $  2,505,188
                                              ==========           ===========                     =========              =========


                                       Lebenthal Taxable Municipal Bond Fund                Lebenthal Taxable Municipal Bond Fund
                                                    Year Ended                                           Year Ended
                                               November 30, 1995                                     November 30, 1994
                                       ----------------------------------------         -------------------------------------------

                                               Shares          Amount                           Shares               Amount

Sold...................................         928,692         $   6,373,549                       502,012           $  3,537,995
Issued on reinvestment of dividends....          39,468               270,713                        12,689                 85,390
Redeemed...............................      (  236,166)         (  1,544,645)                  (    43,347)          (    282,408)
                                              ---------           -----------                    ----------            -----------
Net increase (decrease)................         731,994         $   5,099,617                       471,354           $  3,340,977
                                              =========           ===========                    ==========            ===========

4. Investment Transactions


Purchases of investment securities for the New York Bond Fund, the New Jersey Bond Fund, and the Taxable Bond Fund, other than short term obligations, were $167,258,181, $3,235,046 and $9,344,665, respectively. Sales of investment securities for the New York Bond Fund, the New Jersey Bond Fund and the Taxable Bond Fund, other than short term obligations, were $142,019,560, $1,459,033 and $4,078,655, respectively. Accumulated undistributed realized gains(losses) at November 30, 1995 amounted to ($3,321,171), ($278,729) and ($236,229) for the
New York Bond Fund, the New Jersey Bond Fund and the Taxable Bond Fund, respectively. Tax basis capital losses which may be carried forward to offset future capital gains through November 30, 2002 amounted to ($3,290,709), ($278,729) and ($230,167) for the New York Bond Fund, the New Jersey Bond Fund, and the Taxable Bond Fund, respectively.


5. Concentration of Credit Risk

The  New  York  Bond  Fund  invests   primarily  in   obligations  of  political
subdivisions of the state of New York and the New Jersey Bond Fund invests primarily in obligations of political subdivisions of the state of New Jersey and accordingly these funds are subject to the risk associated with the non-performance of such issuers. The Fund maintains a policy of monitoring its exposure by reviewing the creditworthiness of the issuers, as well as that of the financial institutions issuing the letters of credit, and by limiting the amount of holdings with letters of credit from one financial institution.

C/M  10675.0002 345617.2

------------------------------------------------------------------------------

LEBENTHAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
=============================================================================



6. Selected Financial Information:

                                                                                               Lebenthal New York
                                                                                               Municipal Bond Fund



                                                 Year              Year              Year              Year        December 24, 1990
                                                 Ended           Ended+++            Ended             Ended        (Inception) to
                                           November 30, 1995 November 30, 1994 November 30, 1993 November 30, 1992 November 30, 1991
                                           ----------------- ----------------- ----------------- ----------------- ----------------
Per Share Operating Performance:
(for a share outstanding throughout the period)

Net asset value, beginning of period...........     $   6.84        $  8.03           $  7.54          $  7.19          $  7.16

Income from investment operations:
Net investment income..........................         0.43           0.41              0.44             0.47             0.14
Net realized and unrealized
  gain/(loss) on investments...................         1.15      (    1.15)             0.50             0.35             0.03
                                                     -------         --------          -------          -------          -------

Total from investment operations...............         1.58      (     .74)             0.94             0.82              .17

Less distributions:
Dividends from net investment income...........       ( 0.43)      (    0.41)       (    0.44)       (    0.47)       (    0.14)
Distributions from net realized
    gain on investments........................            --      (    0.04)       (    0.01)               --             --
                                                    ---------      ---------        ----------       ----------       -----------

Total distributions............................    (    0.43)      (    0.45)       (    0.45)       (    0.47)       (    0.14)

Net asset value, end of period.................     $   7.99        $   6.84         $   8.03         $   7.54         $   7.19

Total Return
  (without deduction of sales load)............        23.56%      (    9.62%)          12.63%           11.68%            2.36%

Ratios/Supplemental Data
Net assets, end of period (000)................      $105,579         $75,326          $80,727           $39,350          $14,549

Ratios to average net assets:
  Expenses.....................................        0.99%          0.64%++            0.20%++        0.17%++              0%*++
  Net investment income........................        5.63%          5.44%++            5.42%++        6.08%++           6.08%*++
Portfolio turnover.............................      148.88%        192.91%              7.88%          8.14%                0%

Bank loans
Amount outstanding at end of period (000)......      $1,737              --                --            --                 --
Average amount of bank loans outstanding
   during the period (000).....................       1,857              --                --            --                 --
Average number of shares outstanding
   during the period (000).....................      11,866              --                --            --                 --
Average amount of debt per share
   during the period...........................        0.16              --                --            --                 --

+++ Effective August 15, 1994, the investment advisor changed to Lebenthal Asset Management, Inc.

C/M  10675.0002 345617.2

------------------------------------------------------------------------------

LEBENTHAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
==============================================================================

6. Selected Financial Information: (Continued)
                                                          Lebenthal New Jersey                              Lebenthal Taxable
                                                           Municipal Bond Fund                             Municipal Bond Fund

                                                      Year                 Year                  Year                    Year
                                                      Ended                Ended                 Ended                  Ended
                                                November 30, 1995  November 30, 1994+++    November 30, 1995   November 30, 1994+++


Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period............  $    5.95                $    7.16                  $    6.34          $    7.16


Income from investment operations:
Net investment income...........................       0.36                     0.32                       0.53               0.44
Net realized and unrealized
    gain (loss) on investments .................       0.75               (     1.21)                      0.88          (    0.82)


Total from investment operations................       1.11               (     0.89)                      1.41          (    0.38)

Less distributions:
Dividends from net investment income............   (   0.36)              (     0.32)                 (    0.53)         (    0.44)
Distributions from net realized
    gain on investments.........................       --                       --                         --                 --
                                                  ----------              -----------                -----------           --------

Total distributions.............................   (   0.36)              (     0.32)                (     0.53)         (    0.44)
                                                   --------               ----------                 ----------          ---------

Net asset value, end of period..................  $   6.70                $    5.95                   $   7.22          $    6.34
                                                  ========                =========                   ========          =========

Total Return
  (without deduction of sales load).............     19.10%               (  12.70%)                     23.11%        (    5.45%)

Ratios/Supplemental Data
Net assets, end of period (000).................    $3,358                   $2,145                     $8,686             $2,990

Ratios to average net assets:
Expenses........................................      0.60%++                0.60%++                     .60%++            0.60%++
Net investment income...........................      5.64%                  4.97%++                    7.57%++            6.74%++
Portfolio turnover..............................     61.69%                291.60%                     84.74%             93.73%

*       Annualized                    + Not Annualized


++ For the New York Bond Fund advisory, management, administration, and distribution fees of .38%, .58%, .62% and .775% of average net assets, respectively, were waived during each period; and expenses were reimbursed equivalent to .08%, .34%, .65% and 1.78% of average net assets. For the New Jersey Bond Fund advisory, management, administration and distribution fees of .63% and .68% of average net assets, respectively, were waived during the period and expenses were reimbursed equivalent to 2.90% and 3.55% of average net assets, respectively. For the Taxable Bond Fund advisory, management, administration and distribution fees of .63% and .68% of average net assets, respectively, were waived during the period; and expenses were reimbursed equivalent to 1.36% and 2.32% of average net assets, respectively.

+++ Effective August 15, 1994, the investment advisor changed to Lebenthal Asset Management, Inc.

C/M  10675.0002 345617.2

                          PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(A)  Financial Statements.

     Included in Prospectus Part A:

       (1)  Selected Financial Information.

       (2)  Table of Fees and Expenses

     Included in Statement of Additional Information Part B:


       (1) Report of McGladrey & Pullen LLP, independent certified public accountants, dated December 29, 1995.


       (2)  Statements of Assets and Liabilities (audited), dated
               November 30, 1995.

       (3)  Statements of Investments (audited).

       (4)  Statements of Operations (audited).

       (5)  Statements of Changes in Net Assets (audited).

       (6)  Notes to Financial Statements.

(B)  Exhibits.

*      (1)  Articles of Incorporation of the Registrant.

*      (2)  By-laws of the Registrant.

       (3)  Not applicable.

**     (4)  Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant.


--------------------

* Filed with the original Registration Statement No. 33-36784 on September 11, 1990, and is incorporated herein by reference.

** Filed with Pre-Effective Amendment No. 1 to said Registration Statement on December 18, 1990, and is incorporated herein by reference.



345164.2

+       (5.2)  Management Agreement between the Registrant and Lebenthal Asset
               Management, Inc., for the Lebenthal New York Municipal Bond Fund portfolio.

+     (5.2.1)  Management Agreement between the Registrant and Lebenthal Asset
               Management, Inc., for the Lebenthal New Jersey  Municipal Bond
               Fund portfolio.

+     (5.2.2)  Management Agreement between the Registrant and Lebenthal Asset
               Management, Inc., for the Lebenthal Taxable Municipal Bond Fund portfolio.

**        (6)  See Distribution Agreement filed as Exhibit 15.2 and 15.2.1.

          (7)  Not applicable.

+       (8.1)  Custody Agreement between the Registrant and IFTC.


+       (8.2)  Investment Accounting Agreement between the Registrant and IFTC.

+       (8.3)  Transfer Agency and Service Agreement between the Registrant and
               State Street Bank and Trust Company.

+         (9)  Administration Agreement between the Registrant and State Street
               Bank and Trust Company.


**      (10.1) Opinion of Battle Fowler LLP, as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name under the heading "Federal Income Taxes" and "New York Income Taxes" in the Prospectus and Statement of Additional Information, and under the heading "Counsel and Auditors" in the Statement of Additional Information.

****    (10.2) Opinion of McCarter & English, as to the New Jersey law,
               including their consent to the filing thereof and to the use of their name under the heading "New Jersey Income Taxes" in the Prospectus.


--------------------

** Filed with Pre-Effective Amendment No. 1 to said Registration Statement on December 18, 1990, and is incorporated herein by reference.

**** Filed with Post-Effective Amendment No. 7 to said Registration Statement on September 1, 1993 and is incorporated herein by reference.

+    Filed herewith.



                                      C-2
345164.2

+      (11)  Consent of Independent Certified Public Accountants.

       (12)  Not applicable.

**     (13)  Written assurance of Reich & Tang Asset Management L.P. that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling.

       (14)  Not applicable.

*** (15.1.1) Distribution and Service Plan pursuant to Rule 12b-1 under the
             Investment Company Act of 1940 for the Lebenthal New York Municipal Bond Fund portfolio of the Registrant.

****(15.1.2) Distribution and Service Plan pursuant to Rule 12b-1 under the
             Investment Company Act of 1940 for the Lebenthal New Jersey Municipal Bond Fund portfolio of the Registrant.

****(15.1.3) Distribution and Service Plan pursuant to Rule 12b-1 under the
             Investment Company Act of 1940 for the Lebenthal Taxable Municipal Bond Fund portfolio of the Registrant.

*** (15.2.1) Distribution Agreement between the Registrant and Lebenthal &
             Co., Inc. for the Lebenthal New York Municipal Bond Fund portfolio of the Registrant.

****(15.2.2) Distribution Agreement between the Registrant and Lebenthal &
             Co., Inc. for the Lebenthal New Jersey Municipal Bond Fund portfolio of the Registrant.

****(15.2.3) Distribution Agreement between the Registrant and Lebenthal &
             Co., Inc. for the Lebenthal Taxable Municipal Bond Fund portfolio of the Registrant.

--------------------

** Filed with Pre-Effective Amendment No. 1 to said Registration Statement on December 18, 1990, and is incorporated herein by reference.

*** Filed with Post-Effective Amendment No. 2 to said Registration Statement on June 5, 1991 and is incorporated herein by reference.

**** Filed with Post-Effective Amendment No. 7 to said Registration Statement on September 1, 1993 and is incorporated herein by reference.

+    Filed herewith.

                                      C-3
345164.2

****(15.3.1) Shareholder Servicing Agreement between the Lebenthal New Jersey
             Municipal Bond Fund and Lebenthal & Co., Inc.

****(15.3.2) Shareholder Servicing Agreement between the Lebenthal Taxable
             Municipal Bond Fund and Lebenthal & Co., Inc.


+       (16) Powers of Attorney.

+       (17) Financial Data Schedule (for EDGAR filing only.)



Item 25.     Persons Controlled by or Under Common Control with Registrant.

             None.


Item 26.     Number of Holders of Securities.

                                                   Number of Record Holders
        Title of Class                              as of January 31, 1996
        --------------                             -----------------------

        Common Stock (par value $.001)


        - Lebenthal New Jersey Municipal                        262
          Bond Fund portfolio

        - Lebenthal New York Municipal                        9,775
          Bond Fund portfolio

        - Lebenthal Taxable Municipal                           615
          Bond Fund portfolio



Item 27.     Indemnification.

     Registrant incorporates herein by reference to response to Item 27 of Pre-Effective Amendment No. 1 of this Registration Statement filed with the Commission on December 18, 1990.


Item 28.     Business and Other Connections of Investment Adviser.


     Registrant's investment adviser is Lebenthal Asset Management, Inc., a Delaware corporation and a registered investment adviser. The description of Lebenthal Asset Management, Inc. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement, are incorporated herein by reference.



--------------------

** Filed with Pre-Effective Amendment No. 1 to said Registration Statement on December 18, 1990, and is incorporated herein by reference.

**** Filed with Post-Effective Amendment No. 7 to said Registration Statement on September 1, 1993 and is incorporated herein by reference.

+    Filed herewith.

                                      C-4
345164.2

Item 29.     Principal Underwriters.

     (a) Lebenthal & Co., Inc., the Registrant's distributor. Lebenthal is also a depositor for the Empire State Municipal Exempt Trust series of unit investment trusts.

     (b) The following are the directors and officers of Lebenthal & Co., Inc. The principal business address of each of these persons is 120 Broadway, New York, NY 10271.

                           Positions and Offices           Position and Offices
        Name               With Distributor                With Registrant


James A. Lebenthal         Chairman and Director           Director
D. Warren Kaufman          Senior Managing Director
                             and Director                  None
Jeffrey Michael James      Executive Vice President
                             and Director                  None
James E. McGrath           Senior Vice President           Treasurer
Alexandra Lebenthal        President and Director          President
Duncan Kimber Smith        Senior Managing Director
                             and Director                  None
Hiram Lazar                Vice President                  Secretary


Item 30.     Location of Accounts and Records.


     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of the Registrant or Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64104-1716, the Fund's custodian; at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171-2197, the Fund's Administrator; National Financial Data Services, the delegatee of State Street Bank and Trust Company, 1004 Baltimore, Kansas City, MO 64105, the Fund's Transfer Agent, and at Lebenthal & Co., Inc., 120 Broadway, New York, New York 10271, the Fund's distributor.



Item 31.     Management Services.

        Not applicable.

Item 32.     Undertaking.

        Not applicable.

                                      C-5
345164.2

                                  SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of March, 1996.

                                                     LEBENTHAL FUNDS, INC.


                                              By:    /s/ Alexandra Lebenthal
                                                    ------------------------
                                                    Alexandra Lebenthal
                                                     President



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        SIGNATURE                          CAPACITY                    DATE


(1)     Principal Executive Officer
        /s/ Alexandra Lebenthal
        ---------------------------
        Alexandra Lebenthal                President

                                                                March 26, 1996





(2)     Principal Financial
        & Accounting Officer


        /s/ James McGrath
        ---------------------------
        James McGrath                                           March 26, 1996
        Treasurer



(3)     Majority of Directors

        James A. Lebenthal}
        Victor Chang}
        Donald G. Conrad}
        Francis P. Gallagher}
        Robert R. Godfrey}

By:     /s/ Hiram Lazar
        ---------------------------
        Hiram Lazar
        *Attorney-in-Fact                                       March 26, 1996


------------------

*       Filed herewith.


345164.2

                               INDEX TO EXHIBITS


(5.2)      Management Agreement for the Lebenthal New York
           Municipal Bond Fund

(5.2.1)    Management Agreement for the New Jersey Municipal
           Bond Fund

(5.2.2)    Management Agreement for the Lebenthal Taxable
           Municipal Bond Fund


(8.1)      Custody Agreement

(8.2)      Investment Accounting Agreement

(8.3)      Form of Transfer Agency and Service Agreement

(9)        Administration Agreement between the Registrant and
           State Street Bank and Trust Company.


(11)       Consent of Independent Auditors


(16)       Powers of Attorney


345164.2